UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES Investment Company Act file number: 811-23221

FS Credit Income Fund (Exact name of registrant as specified in charter)

201 Rouse Boulevard Philadelphia, Pennsylvania (Address of principal executive offices)		19112 (Zip code)

Michael C. Forman FS Credit Income Fund 201 Rouse Boulevard Philadelphia, Pennsylvania 19112 (Name and address of agent for service)

Registrant’s telephone number, including area code: (215) 495-1150 Date of fiscal year end: October 31 Date of reporting period: October 31, 2022

Item 1.Reports to Shareholders.

(a)The annual report (the “Annual Report”) of FS Credit Income Fund (the “Fund”) for the fiscal year ended October 31, 2022 transmitted to shareholders pursuant to Rule 30e-1 promulgated under the Investment Company Act of 1940, as amended (the “1940 Act”), is as follows:

FS Credit Income Fund

Annual report

2022

Portfolio composition (by fair value)*
Senior Secured Loans—First Lien	22%
Senior Secured Loans—Second Lien	2%
Senior Secured Bonds	16%
Unsecured Bonds	37%
CLO/Structured Credit	18%
Convertible Bonds	2%
Municipal Bonds	1%
Emerging Markets Debt	1%
Preferred Equity	0%
Common Equity	1%
Short-Term Investments	0%
100%

Industry classification (by fair value)*
USD CLO	11%
Media Entertainment	10%
Retail	8%
Oil & Gas	7%
Healthcare-Services	6%
Leisure Time	5%
Pharmaceuticals	4%
EUR CLO	4%
Telecommunications	4%
Chemicals	4%
Diversified Financial Services	3%
Electric	3%
Other	31%
100%

FS Credit Income Fund Portfolio Highlights
The following tables summarize the portfolio composition, industry classification and top 10 holdings of our investment portfolio as of October 31, 2022 (unaudited):

Top 10 Holdings (by fair value)*
1	Royal Caribbean Cruises Ltd.	3%
2	Bausch Health Companies, Inc.	2%
3	Thryv, Inc.	2%
4	Frontier Communications Holdings LLC	2%
5	Charlotte Buyer, Inc.	2%
6	Neiman Marcus Group LLC	1%
7	Liberty Latin America Ltd.	1%
8	East Valley Tourist Development Authority	1%
9	Charter Communications Operating LLC	1%
10	Houghton Mifflin Harcourt Publishing Co.	1%

*Derivatives are not included in this table. Holdings subject to change.

FS Credit Income Fund Officers + Trustees

Officers

Michael C. Forman

Chairman, Chief Executive Officer and President

Edward T. Gallivan, Jr.

Chief Financial Officer and Treasurer

Stephen S. Sypherd

General Counsel and Secretary

James F. Volk

Chief Compliance Officer

Board of Trustees

Michael C. Forman

Chairman

Chairman and Chief Executive Officer
FS Investments

Steven T. Shapiro

Trustee

Partner and Executive Committee Member
GoldenTree Asset Management

Holly E. Flanagan

Trustee

Managing Director
Gabriel Investments

Brian R. Ford

Trustee

Retired Partner
Ernst & Young LLP

Daniel J. Hilferty, III

Trustee

Chairman
Dune View Strategies

Tyson A. Pratcher

Trustee

Managing Director
RockCreek Group

i

FS Credit Income Fund Table of Contents

Annual Report for the Year Ended October 31, 2022

1

Fellow Shareholder,

We hope that this letter finds you and your families well in what has been an extraordinarily volatile year within the global fixed income and equity markets.

While it may sound counterintuitive, we believe the market backdrop and the dislocation we’ve seen this year create a timely opportunity for FS Credit Income Fund, driven by the expertise of our sub-adviser, GoldenTree Asset Management Credit Advisor LLC (“GoldenTree”), our flexible and opportunistic credit strategy, and the Fund’s interval fund structure.

•GoldenTree serves as the Fund’s sub-adviser and is generally considered one of the preeminent institutional credit managers. GoldenTree’s rigorous investment process has been tested and fine-tuned over 20 years since the firm’s inception in 2000. We believe its expertise is a competitive advantage for the Fund and our shareholders in these uncertain times.

•Opportunistic, alternative credit strategy: We believe our ability to adjust asset and strategy allocations across changing economic cycles and financial market conditions is key to seeking to generate attractive total returns over time. FS Credit Income Fund focuses on semi-liquid and event-driven investments where GoldenTree believes it has identified a catalyst to drive total return above the current yield. These investments are often outside the scope of daily liquid mutual funds and exchange-traded funds (ETFs) and credit market indices, providing investors with a differentiated approach to investing in credit.

•Interval fund structure: The Fund’s interval fund structure provides us with the ability to hold a significant portion of the portfolio in semi-liquid and illiquid assets, such as collateralized loan obligations (CLOs) and out-of- benchmark bonds and loans. These assets often offer a yield or premium over the liquid credit investments – with similar or, at times, better margins of safety – typically found in daily liquid mutual funds or ETFs. In addition, the interval fund structure allows us to take a long-term investment outlook (12+ months) and hold our investments until a catalyst occurs, such as a merger, acquisition, a debt maturity, or restructuring, which may help generate capital appreciation in excess of an investment’s current yield.

Market Summary

U.S. economic growth stalled in 2022 as inflation reached a 40-year high and became increasingly broad-based. The Federal Reserve engaged in its fastest rate hike cycle in decades, raising rates by 375bps in 2022 through November, with markets pricing in additional rate hikes into early 2023. Rates across the yield curve spiked as both the 2-year and 10-year U.S. Treasury yields rose to their highest point since 2007. Duration-sensitive assets struggled amid sharply higher interest rates. The Bloomberg U.S. Aggregate Bond Index returned -15.7% during the fiscal year and is down -17.0% from its 2021 peak, marking its largest drawdown since 1980 as core fixed income investments bore the brunt of the rise in Treasury yields off their historical lows.

Investor concerns oscillated throughout the fiscal year between fears over rising rates and slowing economic growth, causing dislocations across the broad universe of credit asset classes. Senior secured loans outperformed during the fiscal year given their floating rate nature, while high yield bonds experienced great weakness.1 Performance by credit ratings clearly reflected investors’ defensive bias with higher rated credits outperforming vs. their peers. BB and B rated bonds returned -11.2% and -10.5%, respectively, compared to -15.7% for CCC bonds.1,2 This divergence was even sharper in the loan market, as BB and B loans returned -2.7% and -2.4%, respectively, while CCC loans were down -10.7% during the fiscal year.1,2 Despite the macro headwinds, credit fundamentals remained relatively resilient during the year. Revenue and earnings among high yield issuers both grew by double digits compared to a year earlier. Loan market fundamentals were directionally similar as revenue and earnings growth returned to pre-pandemic levels. On a forward-looking basis, we believe corporate fundamentals, particularly for issuers with heavily floating rate capital structures, will be subject to margin pressure in 2023 amidst weaker economic growth and higher interest rates. In this environment, fundamental credit analysis and security selection will be critical to delivering outperformance.

CLOs were a relative bright spot in credit markets during the annual reporting period as they broadly followed the path of the underlying loan asset class. The J.P. Morgan Collateralized Loan Obligation Index (CLOIE) was down just -2.30% for the year ended October 31, 2022. Loan market fundamentals remain supportive as CLO default rates remain near historic lows.

Management’s Discussion of Fund Performance (Unaudited)

1Senior secured loans represented by the S&P/LSTA Leveraged Loan Index. High yield bonds represented by the ICE BofAML U.S. High Yield Index. Investment grade represented by the ICE BofAML U.S. Corporate Index. One cannot invest directly in an index.

2Credit ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest). All Fund securities except for those labelled “Not Rated” and “Other” have been rated by Moody’s, S&P or Fitch, which are each a Nationally Recognized Statistical Rating Organization (“NRSRO”). All Index securities except for those labelled “Not Rated” have been rated by Moody’s or S&P. Credit ratings are subject to change. One cannot invest directly into an index.

2

FS Credit Income Fund performance

Slowing economic growth and persistently high inflation drove equity and fixed income markets lower, resulting in the worst year-to-date performance for the traditional 60/40 portfolio in 50 years. FS Credit Income Fund returned -9.67% (Class I shares) for the fiscal year ended October 31, 2022, driven by widening spreads and falling prices. As we’ve seen in prior market drawdowns, our flexible strategy and GoldenTree’s experience allocating through multiple credit cycles helped limit the Fund’s beta to the broader markets and enabled the Fund to seek to capitalize on market dislocations.

Amid the most aggressive Fed tightening cycle in decades, the Fund outperformed high yield bonds by 178 basis points, the Bloomberg Aggregate Bond Index by 601 basis points and investment grade corporate bonds by 963 basis points for the year ended October 31, 2022.1 On a relative basis, the Fund’s bond allocation outperformed the liquid high yield bond index due to strong security selection. The structured credit and loan allocations underperformed their respective market indices, however we believe underperformance is short-term in nature and the Fund’s investments in these asset classes offer compelling forward risk-adjusted returns. Event-driven investments and non-U.S. investments were the primary detractors to performance during the year based on our strategy categories. Performance was largely driven by unrealized depreciation driven by broader market weakness, with limited detractors in the portfolio due to any issuer-specific fundamental credit performance. We continue to own many of these positions and have taken advantage of market weakness to opportunistically add to select positions. Since inception through October 31, 2022, the Fund returned 4.0% (Class I shares) annually, outperforming the high-yield and loan indexes by 211 and 94 basis points per year.1

Our strategy focused on the following themes during the fiscal year:

•Remain grounded in fundamental, bottom-up research: Periods of heightened market volatility create dislocations where certain investments trade below their fair value. In response to growing macroeconomic uncertainties during the year, we remained grounded in GoldenTree’s investment process focused on fundamental, bottom-up research seeking to identify companies with sound balance sheets, high free cash flow and strong asset coverage as well as those which we believed could withstand higher interest rates and input costs.

•Stay invested but get defensive: We remained mindful of increased risks in the economy and structural shifts in the credit markets. For example, we generally favored bonds over loans given the deteriorating credit quality of loans over the last several years. Approximately 57% of the loan index was rated B or lower compared to only 43% for the high yield bond market as of October 31, 2022.2 In addition, nearly 60% of the issuers in the S&P LSTA Leveraged Loan index were comprised of “loan-only” issuers. Meaning, loan investors in those companies are the first to absorb losses after equity holders in the event of a default or deterioration in the business. As loan spreads widened and yields increased toward year-end, we opportunistically added to our loan exposure as the risk-reward profile for certain issuers improved. In addition, we continued to invest in investment grade CLO debt as an alternative way to get exposure to the loan market and floating rate assets. CLO spreads have reached historically wide levels, offering higher yields with similar or stronger margins of safety than similarly rated loans.

•Exploit attractive entry points during market pullbacks: The Fund began the year conservatively positioned with the view 2022 would present attractive buying opportunities. Elevated volatility throughout the year created compelling entry points to invest in higher rated assets at attractive prices compared to the tighter spreads and lower yields seen throughout 2021. These opportunities allowed us to add to existing positions as well as build new positions in assets that we believe have high total return potential. With a cautious outlook on growth in 2023, high inflation and uncertainty over Fed interest rate policy, GoldenTree remained rigorous in its investment process amid market volatility as we looked for companies and assets with strong downside protection and a catalyst to drive future returns.

•Maintain ample liquidity: We maintained ample borrowing capacity and liquidity throughout the year to help ensure we were well-positioned to capitalize on periods of volatility. In periods of spread tightening, the Fund capitalized on the opportunity to rebalance the portfolio and reduce positions which approached price targets, redeploying capital into positions with stronger forward risk-return profiles. The Fund’s interval fund structure ensures we were not a forced seller into the volatility, and we sought to add positions at attractive prices.

Summary

We remain vigilant in monitoring the portfolio, particularly amidst a volatile macroeconomic environment. We seek to maintain the portfolio’s high quality focus, while also identifying new opportunities that may deliver an attractive level of current income and strong total returns in the coming year.

Management’s Discussion of Fund Performance (Unaudited) (continued)

3

Glossary of terms

Event driven refers to investments in performing companies where we believe the security is undervalued/mispriced in the market and GoldenTree has identified a catalyst to unlock capital appreciation.

Structured credit includes U.S. and European CLOs, bank trust preferred securities, and other asset-backed securities.

Non-U.S. refers to investments in non-U.S. domiciled corporate and international sovereign debt, including emerging market debt.

Non-rated investments do not carry a credit rating and may include stressed and distressed assets or companies undergoing restructurings.

Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based flagship benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market. The index includes Treasuries, government-related and corporate securities, mortgage-backed securities (MBS) (agency fixed-rate and hybrid adjustable-rate mortgage loans (ARM) pass-throughs), asset-backed securities (ABS) and commercial mortgage-backed securities (CMBS) (agency and non-agency).

ICE BofAML U.S. Corporate Index is designed to track the performance of US dollar-denominated investment grade rated corporate debt publicly issued in the US domestic market.

ICE BofAML U.S. High Yield Index is designed to track the performance of U.S. dollar-denominated below investment grade corporate debt publicly issued in the U.S. domestic market.

S&P/LSTA Leveraged Loan Index is a market value-weighted index designed to measure the performance of the U.S. leveraged loan market.

J.P. Morgan Collateralized Loan Obligation Index (CLOIE) tracks the U.S. dollar-denominated floating-rate collateralized loan obligation market. The JPM CLOIE A Index tracks the performance of A-rated CLOs.

The indexes referenced herein are the exclusive property of each respective index provider and have been licensed for use by FS Investments. The index providers do not guarantee the accuracy and/or completeness of the indexes and accept no liability in connection with the use, accuracy or completeness of the data included therein. Inclusion of the indexes in these materials does not imply that the index providers endorse or express any opinion in respect of FS Investments. Visit www.fsinvestments.com/support/articles/index-disclaimers for more information.

Management’s Discussion of Fund Performance (Unaudited) (continued)

4

Past performance does not guarantee future results. Investors cannot invest directly in an index. Not all investors are eligible for Class I Shares. The performance of the other classes will be less than the performance shown in the graph above due to different sales loads and expenses applicable to such class.

Blended Index consists of the following weights–40% S&P/LSTA Leveraged Loan Index, 40% ICE BofAML US HY Index and 20% JPM CLOIE A Index.

Cumulative Total Return

	For the Year Ended October 31, 2022	For the Five Years Ended October 31, 2022	Since Inception	Inception Date
FCRIX (Class I)	-9.67%	4.01%	4.01%	November 1, 2017
FCREX (Class A) with Full Sales Load	-15.09%	—	1.80%	June 1, 2018
FCRTX (Class T) with Full Sales Load	-13.28%	—	1.70%	August 14, 2018
FCRUX (Class U)	-10.40%	—	1.34%	September 17, 2019
FCUUX (Class U-2) with Full Sales Load	-11.98%	—	-3.07%	December 18, 2020

Performance quoted represents past performance, which may be higher or lower than current performance. Past performance is not indicative of future results. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original costs. Returns reflect the reinvestment of distributions made by the Fund, if any. The returns shown do not reflect taxes that an investor would pay on Fund distributions or on the sale of Fund shares. To obtain the most recent month-end performance, visit www.fsinvestments.com.

For the fiscal year ended October 31, 2022, the quarterly distribution rate per share for Class I Shares was $0.1875, representing a distribution rate of 6.54% based on the Class I Shares net asset value per share of $11.47. During the year ended October 31, 2022, the entire $0.75 distribution per share for Class I Shares was made from ordinary income. None of the distribution was a return of capital. The distribution rate per share and net asset value per share for Class A Shares, Class T Shares, Class U Shares and Class U-2 Shares are adjusted for the applicable share class expenses.

For the year ended October 31, 2022, 55.4% of distributions qualified as interest related dividends for the Fund’s shareholders which are exempt from U.S. withholding tax applicable to non U.S. shareholders.

The Fund has entered into an amended and restated expense limitation agreement (the “Expense Limitation Agreement”) under which FS Credit Income Advisor has agreed to pay or waive, on a quarterly basis, the “ordinary operating expenses” (as defined below) of the Fund to the extent that such expenses exceed 0.25% per annum of the Fund’s average daily net assets attributable to the applicable class of Shares (the “Expense Limitation”). The Expense Limitation may be adjusted for other classes of Shares to account for class-specific expenses. Ordinary operating expenses for a class of Shares consist of all ordinary expenses of the Fund attributable to such class, including administration fees, transfer agent fees, fees paid to the Fund’s trustees, legal expenses relating to the Fund’s registration statements (and any amendments or supplements thereto) and other filings with the SEC, administrative services expenses, and related costs associated with legal, regulatory compliance and investor relations, but excluding the following: (a) investment advisory fees, (b) portfolio transaction and other investment-related costs (including brokerage commissions, dealer and underwriter spreads, commitment fees on leverage facilities, prime broker fees and expenses, and dividend expenses related to short sales), (c) interest expense and other financing costs, (d) taxes, (e) distribution or shareholder servicing fees and (f) extraordinary expenses. The performance quoted above reflects the Expense Limitation in effect and would have been lower in its absence.

For the Fund’s current expense ratios, please refer to the Financial Highlights section of this report.

Management’s Discussion of Fund Performance (Unaudited) (continued)

5

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of FS Credit Income Fund

Opinion on the Financial Statements

We have audited the accompanying consolidated statement of assets and liabilities of FS Credit Income Fund (the “Fund”), including the consolidated schedule of investments, as of October 31, 2022, and the related consolidated statements of operations and cash flows for the year then ended, the consolidated statements of changes in net assets for each of the two years in the period then ended, the consolidated financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the consolidated financial position of the Fund at October 31, 2022, the consolidated results of its operations and its cash flows for the year then ended, the consolidated changes in its net assets for each of the two years in the period then ended and its consolidated financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of the Fund’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2022, by correspondence with the custodians, brokers, and others; when replies were not received from brokers or others, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as auditor of one or more FS Investments investment companies since 2013.

Philadelphia, Pennsylvania
December 23, 2022

See notes to consolidated financial statements.
6

FS Credit Income Fund

Consolidated Schedule of Investments

As of October 31, 2022 (in thousands, except share amounts)

Portfolio Company(a)	Footnotes	Industry	Principal Amount(b)	Amortized Cost	Fair Value(c)
Senior Secured Loans—First Lien—26.2%
ACProducts, Inc., L+425, 0.5% Floor, 5/17/28	(d) (e)	Building Materials	$2,894	$2,748	$2,041
AHP Health Partners, Inc., L+350, 0.5% Floor, 8/24/28	(e)	Healthcare-Services	1,292	1,285	1,233
American Tire Distributors Holdings, Inc., L+625, 0.8% Floor, 10/20/28	(d) (e)	Distribution/Wholesale	1,151	1,105	1,068
AP Core Holdings II, LLC, L+550, 0.8% Floor, 9/1/27	(e)	Media Entertainment	2,592	2,558	2,369
Avalara, Inc., S+725, 0.8% Floor, 10/19/28	(e) (f)	Software	4,653	4,538	4,548
Avalara, Inc., S+725, 0.8% Floor, 10/19/28	(e) (f) (g)	Software	465	454	443
Bausch & Lomb, Inc., S+325, 0.5% Floor, 5/10/27	(d) (e)	Healthcare-Services	5,339	5,070	5,015
Bausch Health Companies, Inc., S+525, 0.5% Floor, 2/1/27	(e)	Pharmaceuticals	4,347	3,651	3,267
Byju’s Alpha, Inc., L+600, 0.8% Floor, 11/24/26	(e)	Software	90	89	73
Charlotte Buyer, Inc., S+525, 0.5% Floor, 2/11/28	(e)	Healthcare-Services	3,090	2,880	2,934
Chinos Intermediate Holdings A, Inc., L+800, 1.0% Floor, 9/10/27	(e)	Specialty Apparel Stores	1,349	1,423	1,228
Clydesdale Acquisition Holdings, Inc., S+418, 0.5% Floor, 4/13/29	(e)	Packaging & Containers	1,631	1,593	1,574
Covetrus, Inc., S+500, 0.5% Floor, 10/13/29	(d) (e)	Pharmaceuticals	1,998	1,881	1,883
Digicel International Finance Limited, L+325, 5/28/24	(e)	Telecommunications	3,261	3,031	2,805
DirecTV Financing LLC, L+500, 0.8% Floor, 8/2/27	(d) (e)	Media Entertainment	1,197	1,168	1,143
Discovery Purchaser Corp., S+438, 0.5% Floor, 10/4/29	(e)	Finance Companies	1,740	1,601	1,596
East Valley Tourist Development Authority, L+750, 1.0% Floor, 11/23/26	(e) (f)	Media Entertainment	6,146	6,060	6,060
Endo Luxembourg Finance Company I S.a r.l., P+600, 3/27/28	(e)	Pharmaceuticals	1,853	1,555	1,532
Endure Digital, Inc., L+325, 0.8% Floor, 2/10/26	(d) (e)	Internet	1,060	931	917
Endure Digital, Inc., L+350, 0.8% Floor, 2/10/28	(d) (e)	Internet	1,771	1,576	1,518
Gordian Medical, Inc., L+625, 0.8% Floor, 1/31/27	(e)	Healthcare-Services	791	778	688
GoTo Group, Inc., L+475, 8/31/27	(e)	Telecommunications	329	322	212
Hanger, Inc., S+625, 1.0% Floor, 10/3/28	(e) (f) (g)	Healthcare-Services	183	181	180
Hanger, Inc., S+625, 1.0% Floor, 10/3/28	(e) (f)	Healthcare-Services	2,882	2,810	2,811
Hexion Holdings Corp., S+450, 0.5% Floor, 3/15/29	(e)	Chemicals	3,781	3,644	3,238
Houghton Mifflin Harcourt Publishing Co., S+525, 0.5% Floor, 4/9/29	(e)	Media Entertainment	6,420	6,239	5,924
Jack Ohio Finance LLC, L+475, 0.8% Floor, 10/4/28	(e)	Lodging	1,295	1,292	1,263
LBM Acquisition, LLC, L+375, 0.8% Floor, 12/17/27	(d) (e)	Retail	2,520	2,265	2,171
LHS Borrower, LLC, S+475, 0.5% Floor, 2/16/29	(e)	Diversified Financial Services	2,350	2,038	1,864
Lightstone Holdco, LLC, S+575, 1.0% Floor, 2/1/27	(d) (e)	Electric	4,205	3,617	3,817
LSF11 Skyscraper Holdco S.a r.l., E+700, 3.5% PIK, 9/29/28	(e)	Leisure Time	€424	475	417
Magenta Buyer LLC, L+475, 0.8% Floor, 7/27/28	(e)	Computers	$2,314	2,176	2,034
Mattress Firm, Inc., L+425, 0.8% Floor, 9/25/28	(e)	Home Furnishings	2,601	2,577	2,231
Mercury Financial Credit Card Master Trust, L+650, 2.7% Floor, 9/30/23	(e) (g)	Diversified Financial Services	4,108	4,108	4,056

See notes to consolidated financial statements.
7

FS Credit Income Fund

Consolidated Schedule of Investments (continued)

As of October 31, 2022 (in thousands, except share amounts)

Portfolio Company(a)	Footnotes	Industry	Principal Amount(b)	Amortized Cost	Fair Value(c)
Mercury Financial Credit Card Master Trust, L+650, 2.7% Floor, 9/30/23	(e)	Diversified Financial Services	$1,174	$1,174	$1,159
NCL Corp. Ltd., L+175, 1/2/24	(e)	Leisure Time	2,338	2,255	2,211
NCL Corp. Ltd., L+200, 1/2/24	(e)	Leisure Time	2,689	2,593	2,537
NCL Corp. Ltd., L+250, 1/2/24	(e)	Leisure Time	76	74	72
OLA Netherlands B.V., S+625, 0.8% Floor, 12/15/26	(e)	Transportation	456	449	433
Optiv Security, Inc., L+325, 1.0% Floor, 2/1/24	(e)	Computers	100	96	96
Pacira BioSciences, Inc., S+700, 0.8% Floor, 12/7/26	(e)	Pharmaceuticals	694	676	676
PMHC II, Inc., S+425, 0.5% Floor, 4/23/29	(d) (e)	Chemicals	3,427	3,211	2,685
Premium Apparel LLC, S+800, 1.0% Floor, 9/1/27	(e) (f)	Retail	4,700	4,563	4,559
Quorum Health Corp., L+825, 1.0% Floor, 4/29/25	(e)	Healthcare-Services	1,059	1,049	727
Restoration Hardware, Inc., S+325, 0.5% Floor, 10/20/28	(e)	Retail	1,945	1,810	1,847
Riverbed Technology, Inc., L+600, 2.0% PIK, 1.0% Floor, 12/7/26	(e)	Software	517	509	202
Royal Caribbean Cruises Ltd., L+170, 4/5/24	(d) (e) (g)	Leisure Time	75	75	69
Royal Caribbean Cruises Ltd., L+170, 4/5/24	(d) (e)	Leisure Time	6,510	6,015	5,973
Speed Midco 3 S.a r.l., E+700, 5/16/29	(e) (f)	Services	€3,920	4,140	3,785
Spirit RR Holdings, Inc., S+650, 0.8% Floor, 9/13/28	(e) (f) (g)	Computers	$534	519	518
Spirit RR Holdings, Inc., S+650, 0.8% Floor, 9/13/28	(e) (f)	Computers	1,686	1,636	1,635
Springs Windows Fashions, LLC, L+400, 0.8% Floor, 10/6/28	(e)	Housewares	2,373	2,194	1,852
SVF II Finco Cayman L.P., (fixed, converts to FRN on 12/22/23), 12/22/23	(e) (f)	Diversified Financial Services	3,685	3,689	3,604
Talen Energy Supply, LLC, S+475, 0.8% Floor, 11/13/23	(e) (h)	Electric	3,320	3,278	3,332
Talen Energy Supply, LLC, L+375, 7/8/26	(e) (h)	Electric	300	276	304
Thryv, Inc., L+850, 1.0% Floor, 3/1/26	(e)	Advertising	10,577	10,387	10,397
Tibco Software, Inc., S+450, 0.5% Floor, 3/30/29	(e)	Software	2,470	2,249	2,259
Torrid LLC, L+550, 0.8% Floor, 6/14/28	(e)	Retail	2,636	2,617	2,359
US Radiology Specialists, Inc., L+525, 0.5% Floor, 12/15/27	(e)	Healthcare-Services	704	693	634
W.R. Grace Holdings LLC, L+375, 0.5% Floor, 9/22/28	(e)	Chemicals	1,460	1,449	1,407
Total Senior Secured Loans—First Lien				135,395	129,485
Unfunded Loan Commitments				(5,337)	(5,337)
Total Senior Secured Loans—First Lien				130,058	124,148
Senior Secured Loans—Second Lien—2.8%
Charlotte Buyer, Inc., S+825, 0.5% Floor, 8/11/28	(e)	Healthcare-Services	6,400	5,963	6,032
Hexion Holdings Corp., S+744, 0.5% Floor, 3/15/30	(e)	Chemicals	2,490	2,425	2,004
Magenta Buyer LLC, L+825, 0.8% Floor, 7/27/29	(e)	Computers	1,110	1,099	960
Neptune Bidco US, Inc., S+975, 0.8% Floor, 10/11/29	(e) (f)	Media Entertainment	1,073	1,041	1,041
Omni Intermediate Holdings, LLC, L+900, 12/30/27	(e) (f)	Transportation Services	1,711	1,662	1,661
Optiv Security, Inc., L+725, 1.0% Floor, 1/31/25	(e)	Computers	400	393	374
Verscend Holding Corp., L+700, 0.5% Floor, 4/2/29	(e)	Commercial Services	1,030	1,013	997
Total Senior Secured Loans—Second Lien				13,596	13,069

See notes to consolidated financial statements.
8

FS Credit Income Fund

Consolidated Schedule of Investments (continued)

As of October 31, 2022 (in thousands, except share amounts)

Portfolio Company(a)	Footnotes	Industry	Principal Amount(b)	Amortized Cost	Fair Value(c)
Senior Secured Bonds—18.8%
Academy Ltd., 6.0%, 11/15/27	(i) (j) (k)	Retail	$4,425	$4,044	$4,160
Advantage Sales & Marketing, Inc., 6.5%, 11/15/28	(i) (j)	Advertising	2,692	2,590	2,297
Altice France SA, 3.4%, 1/15/28	(j)	Telecommunications	€560	443	427
Altice France SA, 4.1%, 1/15/29	(j)	Telecommunications	1,156	916	886
Altice France SA, 4.3%, 10/15/29	(j)	Telecommunications	399	318	302
Altice France SA, 5.1%, 1/15/29	(i) (j)	Telecommunications	$573	450	432
Altice France SA, 5.1%, 7/15/29	(i) (j)	Telecommunications	1,133	880	855
Altice France SA, 5.5%, 1/15/28	(i) (j)	Telecommunications	451	369	357
Altice France SA, 5.5%, 10/15/29	(i) (j)	Telecommunications	2,137	1,709	1,634
Arconic Corp., 6.1%, 2/15/28	(i) (j)	Mining	3,105	3,185	2,916
Bausch Health Companies, Inc., 5.8%, 8/15/27	(i) (j)	Pharmaceuticals	472	342	299
Bausch Health Companies, Inc., 6.1%, 2/1/27	(i) (j)	Pharmaceuticals	3,061	2,182	2,018
Bausch Health Companies, Inc., 11.0%, 9/30/28	(i)	Pharmaceuticals	632	1,606	490
Bausch Health Companies, Inc., 14.0%, 10/15/30	(i)	Pharmaceuticals	125	216	72
Carnival Corp., 9.9%, 8/1/27	(i) (j)	Leisure Time	1,271	1,277	1,187
Charter Communications Operating LLC / Charter Communications Operating Capital, 3.7%, 4/1/51	(j)	Media Entertainment	1,057	638	635
Charter Communications Operating LLC / Charter Communications Operating Capital, 3.9%, 4/1/61	(j)	Media Entertainment	1,055	614	610
Charter Communications Operating LLC / Charter Communications Operating Capital, 4.0%, 6/30/62	(j)	Media Entertainment	317	189	186
Charter Communications Operating LLC / Charter Communications Operating Capital, 4.4%, 12/1/61	(j)	Media Entertainment	1,848	1,180	1,175
Charter Communications Operating LLC / Charter Communications Operating Capital, 4.8%, 3/1/50	(d)	Media Entertainment	65	46	46
Charter Communications Operating LLC / Charter Communications Operating Capital, 5.3%, 4/1/53	(j)	Media Entertainment	512	401	386
Charter Communications Operating LLC / Charter Communications Operating Capital, 5.4%, 5/1/47	(d)	Media Entertainment	314	243	242
Charter Communications Operating LLC / Charter Communications Operating Capital, 5.5%, 4/1/63	(j)	Media Entertainment	2,655	2,021	2,011
Charter Communications Operating LLC / Charter Communications Operating Capital, 6.5%, 10/23/45	(d) (j)	Media Entertainment	839	739	745
CHS/Community Health Systems, Inc., 4.8%, 2/15/31	(i) (j)	Healthcare-Services	192	191	129
CHS/Community Health Systems, Inc., 5.3%, 5/15/30	(i) (j)	Healthcare-Services	952	830	661
Coronado Finance Proprietary Ltd., 10.8%, 5/15/26	(i) (j)	Coal	543	484	566
Coty, Inc./HFC Prestige Products, Inc./HFC Prestige International US LLC, 4.8%, 1/15/29	(i) (j)	Cosmetics/Personal Care	2,086	1,911	1,814
Digicel International Finance Ltd./Digicel international Holdings Ltd., 8.8%, 5/25/24	(i) (j)	Telecommunications	3,168	3,169	2,711
Directv Financing LLC / Directv Financing Co-Obligor, Inc., 5.9%, 8/15/27	(i) (j)	Media Entertainment	3,227	2,862	2,912
DISH DBS Corp., 5.3%, 12/1/26	(i) (j)	Media Entertainment	2,433	2,041	2,118
DISH DBS Corp., 5.8%, 12/1/28	(i) (j)	Media Entertainment	2,996	2,822	2,421

See notes to consolidated financial statements.
9

FS Credit Income Fund

Consolidated Schedule of Investments (continued)

As of October 31, 2022 (in thousands, except share amounts)

Portfolio Company(a)	Footnotes	Industry	Principal Amount(b)	Amortized Cost	Fair Value(c)
Eagle Intermediate Global Holding BV/Eagle US Finance LLC, 7.5%, 5/1/25	(i) (j)	Textiles	$1,559	$1,488	$1,209
EC Finance Plc, 3.0%, 10/15/26	(j)	Commercial Services	€882	813	772
Endo Luxembourg Finance Co. I S.a.r.l. / Endo US, Inc., 6.1%, 4/1/29	(h) (i) (j)	Pharmaceuticals	$3,440	3,344	2,607
Frontier Communications Holdings LLC, 5.0%, 5/1/28	(i) (j)	Telecommunications	378	324	331
Frontier Communications Holdings LLC, 6.8%, 5/1/29	(i) (j)	Telecommunications	2,463	2,397	2,034
Frontier Communications Holdings LLC, 8.8%, 5/15/30	(i) (j)	Telecommunications	1,391	1,391	1,423
Frontier Southwest, Inc., 8.5%, 11/15/31	(j)	Telecommunications	308	315	307
Gamma Bondco Sarl, PIK, 8.1%, 11/15/26	(j)	Entertainment	€2,005	2,319	1,653
IMA Industria Macchine Automatiche SpA, 3.8%, 1/15/28	(j)	Hand/Machine Tools	2,410	2,221	1,964
Jerrold Finco Plc, 4.9%, 1/15/26	(j)	Diversified Financial Services	£831	917	792
Jerrold Finco Plc, 5.3%, 1/15/27	(j)	Diversified Financial Services	880	1,232	798
LCPR Senior Secured Financing DAC, 5.1%, 7/15/29	(i) (j)	Media Entertainment	$4,600	4,248	3,887
Lottomatica SpA, 5.1%, 7/15/25	(j)	Entertainment	€1,005	1,154	929
Lottomatica SpA, 9.8%, 9/30/27	(i)	Entertainment	465	465	468
NCL Corp. Ltd., 5.9%, 2/15/27	(i) (j)	Leisure Time	$684	628	612
NMG Holding Co., Inc. / Neiman Marcus Group LLC, 7.1%, 4/1/26	(i) (j) (k)	Retail	6,956	6,915	6,625
Organon & Co. / Organon Foreign Debt Co-Issuer B.V., 2.9%, 4/30/28	(j)	Pharmaceuticals	€413	397	345
Par Pharmaceutical, Inc., 7.5%, 4/1/27	(h) (i) (j)	Pharmaceuticals	$1,377	1,446	1,056
QVC, Inc., 4.4%, 9/1/28	(j)	Retail	962	686	699
QVC, Inc., 5.5%, 8/15/34	(j)	Retail	1,396	850	882
Shelf Drilling Holdings Ltd., 8.9%, 11/15/24	(i) (j)	Oil & Gas	3,700	3,657	3,650
Shelf Drilling North Sea Holdings Ltd., 10.3%, 10/31/25	(i)	Oil & Gas	915	888	907
Solocal Group, Series 8Y, 8.0%, 3/15/25 (3 mo. EURIBOR+7.0%)	(j) (l)	Internet	€417	382	361
Solocal Group, 8.0%, 3/15/25 (3 mo. EURIBOR+7.0%)	(j) (l)	Internet	109	121	88
Talen Energy Supply LLC, 6.6%, 1/15/28	(h) (i) (m)	Electric	$1,325	1,261	1,336
Talen Energy Supply LLC, 7.3%, 5/15/27	(h) (i) (m)	Electric	178	182	181
Talen Energy Supply LLC, 7.6%, 6/1/28	(h) (i) (m)	Electric	247	247	254
Tenet Healthcare Corp., 6.3%, 2/1/27	(i) (j)	Healthcare-Services	1,629	1,564	1,558
Valaris, Ltd., PIK, 8.3%, 4/30/28	(i) (k)	Oil & Gas	353	353	348
Valaris, Ltd., Series 1145, PIK, 8.3%, 4/30/28	(j)	Oil & Gas	4,089	4,150	4,028
Vantage Drilling Intl, 9.3%, 11/15/23	(i) (j)	Oil & Gas	2,330	2,315	2,294
Verisure Holding AB, 3.3%, 2/15/27	(j)	Commercial Services	€1,515	1,390	1,277
Virgin Media Secured Finance Plc, 5.5%, 5/15/29	(i) (j)	Media Entertainment	$200	187	182
Vmed O2 UK Financing I Plc, 3.3%, 1/31/31	(j)	Telecommunications	€2,364	2,648	1,916
VOC Escrow Ltd., 5.0%, 2/15/28	(i) (j)	Leisure Time	$3,397	2,870	2,805
VZ Secured Financing B.V., 5.0%, 1/15/32	(i) (j)	Media Entertainment	1,045	925	835
Total Senior Secured Bonds				97,598	89,113

See notes to consolidated financial statements.
10

FS Credit Income Fund

Consolidated Schedule of Investments (continued)

As of October 31, 2022 (in thousands, except share amounts)

Portfolio Company(a)	Footnotes	Industry	Principal Amount(b)	Amortized Cost	Fair Value(c)
Unsecured Bonds—45.6%
Accor SA, 2.4%, 11/29/28	(j)	Lodging	€2,100	$1,692	$1,702
AdaptHealth LLC, 5.1%, 3/1/30	(i) (j)	Pharmaceuticals	$1,742	1,762	1,515
Advisor Group Holdings, Inc., 10.8%, 8/1/27	(i) (j)	Diversified Financial Services	1,901	2,082	1,877
Ahead DB Holdings LLC, 6.6%, 5/1/28	(i) (j)	Computers	890	869	724
AHP Health Partners, Inc., 5.8%, 7/15/29	(i) (j)	Healthcare-Services	2,908	2,711	2,232
Albertsons Companies, Inc. / Safeway, Inc. / New Albertsons LP / Albertsons LLC, 4.6%, 1/15/27	(i) (j)	Food	1,903	1,830	1,767
Albertsons Companies, Inc. / Safeway, Inc. / New Albertsons LP / Albertsons LLC, 5.9%, 2/15/28	(i) (j)	Food	596	553	558
Ally Financial, Inc., 8.0%, 11/1/31	(j)	Diversified Financial Services	375	385	385
Alpha Services and Holdings SA, 5.5%, 6/11/31 (fixed, converts to FRN on 3/11/26)	(j) (l)	Banks	€737	872	588
American Greetings Corp., 8.8%, 4/15/25	(i) (j)	Housewares	$2,502	2,452	2,397
Antero Resources Corp., 5.4%, 3/1/30	(i) (k)	Oil & Gas	1,585	1,578	1,469
Antero Resources Corp., 7.6%, 2/1/29	(i)	Oil & Gas	109	119	111
Ardagh Metal Packaging Finance USA LLC / Ardagh Metal Packaging Finance Plc, 3.0%, 9/1/29	(j)	Packaging & Containers	€2,506	2,049	1,778
Aretec Escrow Issuer, Inc., 7.5%, 4/1/29	(i) (j)	Diversified Financial Services	$1,207	1,202	992
Aryzta AG, 6.5% 1/25/23 (SARON+6.0%)	(j) (l) (n)	Food	CHF730	931	624
Avient Corp., 7.1%, 8/1/30	(i) (j)	Chemicals	$913	913	874
Bank of Ireland Group Plc, 7.5% 5/19/25 (fixed, converts to FRN on 5/19/25)	(j) (l) (n)	Banks	€965	887	932
Bath & Body Works, Inc., 6.9%, 11/1/35	(j)	Retail	2,192	1,888	1,846
BellRing Brands, Inc., 7.0%, 3/15/30	(i) (j) (k)	Pharmaceuticals	$3,869	3,869	3,662
BNP Paribas SA, 4.6%, 2/25/31	(d) (j) (n)	Banks	1,265	1,006	878
Bombardier, Inc., 6.0%, 2/15/28	(i) (j)	Aerospace/Defense	740	731	660
Bombardier, Inc., 7.9%, 4/15/27	(i) (j)	Aerospace/Defense	660	600	628
Boyd Gaming Corp., 4.8%, 6/15/31	(i) (j)	Lodging	1,025	981	867
Bracken MidCo1 Plc, PIK, 6.8%, 11/1/27	(i) (j)	Diversified Financial Services	£1,116	1,543	917
Builders FirstSource, Inc., 5.0%, 3/1/30	(i) (j)	Building Materials	671	610	577
Builders FirstSource, Inc., 6.4%, 6/15/32	(d) (i) (j)	Building Materials	$3,147	3,003	2,902
Burford Capital Finance LLC, 6.1%, 8/12/25	(j)	Diversified Financial Services	488	477	447
California Resources Corp., 7.1%, 2/1/26	(i) (j)	Oil & Gas	4,051	4,110	3,982
Callon Petroleum Co., 7.5%, 6/15/30	(i) (j)	Oil & Gas	627	627	597
Cano Health LLC, 6.3%, 10/1/28	(i) (j)	Healthcare-Services	898	855	723
Carnival Corp., 6.0%, 5/1/29	(i) (j)	Leisure Time	651	599	433
Carnival Corp., 10.5%, 6/1/30	(i) (j)	Leisure Time	735	735	571
Carnival Holdings Ltd., 10.4%, 5/1/28	(i)	Leisure Time	2,226	2,196	2,258
Catalent Pharma Solutions, Inc., 3.5%, 4/1/30	(i) (j)	Healthcare-Services	775	631	628
CCO Holdings LLC / CCO Holdings Capital Corp., 4.3%, 2/1/31	(i) (j)	Media Entertainment	1,142	883	904
CCO Holdings LLC / CCO Holdings Capital Corp., 4.5%, 8/15/30	(i) (j)	Media Entertainment	269	213	219
CCO Holdings LLC / CCO Holdings Capital Corp., 5.4%, 6/1/29	(i) (j)	Media Entertainment	2,465	2,308	2,206
CDI Escrow Issuer, Inc., 5.8%, 4/1/30	(i) (j)	Entertainment	1,315	1,297	1,189
Chemours Co., 5.8%, 11/15/28	(i) (j)	Chemicals	2,387	2,134	2,034
Chesapeake Energy Corp., 5.9%, 2/1/29	(i) (j)	Oil & Gas	1,532	1,627	1,450

See notes to consolidated financial statements.
11

FS Credit Income Fund

Consolidated Schedule of Investments (continued)

As of October 31, 2022 (in thousands, except share amounts)

Portfolio Company(a)	Footnotes	Industry	Principal Amount(b)	Amortized Cost	Fair Value(c)
Continental Finance Credit Card ABS Master Trust, Series 2022-A, Class B, ABS, 8.1%, 10/15/30	(i)	Asset-Backed - Credit Card	$253	$253	$247
Coty, Inc., 6.5%, 4/15/26	(i) (j) (k)	Cosmetics/Personal Care	2,459	2,451	2,345
CSC Holdings LLC, 6.5%, 2/1/29	(i) (j)	Media Entertainment	2,990	2,990	2,823
CTP N.V., 1.5%, 9/27/31	(j)	Real Estate	€1,147	752	600
DaVita, Inc., 4.6%, 6/1/30	(i) (j)	Healthcare-Services	$2,054	1,636	1,605
Deutsche Bank AG, 3.7%, 1/14/32 (fixed, converts to FRN on 10/14/30)	(j) (l)	Banks	845	645	596
Dick’s Sporting Goods, Inc., 4.1%, 1/15/52	(j)	Retail	1,670	1,084	1,021
DT Midstream, Inc., 4.1%, 6/15/29	(i) (j)	Pipelines	908	865	787
DT Midstream, Inc., 4.4%, 6/15/31	(i) (j)	Pipelines	963	977	814
Dufry One B.V., 2.0%, 2/15/27	(j)	Retail	€185	212	149
Dufry One B.V., 3.4%, 4/15/28	(j)	Retail	4,555	4,863	3,723
Earthstone Energy Holdings LLC, 8.0%, 4/15/27	(i) (j)	Oil & Gas	$4,408	4,400	4,178
Endurance International Group Holdings, Inc., 6.0%, 2/15/29	(i) (j)	Internet	1,702	1,452	1,140
EnLink Midstream LLC, 6.5%, 9/1/30	(i) (j)	Pipelines	960	960	944
EnLink Midstream Partners LP, 5.1%, 4/1/45	(j)	Pipelines	274	192	199
EnLink Midstream Partners LP, 5.5%, 6/1/47	(d) (j)	Pipelines	409	313	311
EnLink Midstream Partners LP, 5.6%, 4/1/44	(j)	Pipelines	286	218	223
FMG Resources August 2006 Pty Ltd., 4.4%, 4/1/31	(i) (j)	Mining	1,568	1,351	1,249
FMG Resources August 2006 Pty Ltd., 5.9%, 4/15/30	(i) (j)	Mining	1,709	1,604	1,537
FMG Resources August 2006 Pty Ltd., 6.1%, 4/15/32	(i) (j)	Mining	836	804	735
Ford Motor Co., 3.3%, 2/12/32	(d)	Auto Manufacturers	471	354	354
Ford Motor Co., 6.1%, 8/19/32		Auto Manufacturers	951	877	872
Ford Motor Credit Co. LLC, 4.0%, 11/13/30	(j)	Auto Manufacturers	558	439	453
Ford Motor Credit Co. LLC, 4.3%, 1/9/27	(j)	Auto Manufacturers	222	232	201
Ford Motor Credit Co. LLC, 4.5%, 8/1/26	(j)	Auto Manufacturers	200	193	185
Ford Motor Credit Co. LLC, 5.1%, 5/3/29	(d) (j)	Auto Manufacturers	1,907	1,880	1,708
Fox Corp., 5.5%, 1/25/39	(j)	Media Entertainment	5,518	4,712	4,749
Frontier Florida LLC, Series E, 6.9%, 2/1/28	(j)	Telecommunications	1,477	1,401	1,377
Frontier North, Inc., Series G, 6.7%, 2/15/28	(j)	Telecommunications	5,029	4,828	4,631
GLP Capital LP / GLP Financing II, Inc., 3.3%, 1/15/32	(j)	Real Estate Investment Trusts	137	102	102
GLP Capital LP / GLP Financing II, Inc., 4.0%, 1/15/30	(j)	Real Estate Investment Trusts	420	346	347
GLP Capital LP / GLP Financing II, Inc., 4.0%, 1/15/31	(j)	Real Estate Investment Trusts	197	158	158
Granite US Holdings Corp., 11.0%, 10/1/27	(i) (j)	Machinery-Diversified	1,175	1,274	1,100
Grifols Escrow Issuer SA, 3.9%, 10/15/28	(j)	Biotechnology	€1,719	1,489	1,299
Hess Midstream Operations LP, 4.3%, 2/15/30	(i) (j)	Pipelines	$946	888	812
Hess Midstream Operations LP, 5.1%, 6/15/28	(i) (j)	Pipelines	892	863	822
Hilton Domestic Operating Co., Inc., 4.0%, 5/1/31	(i) (j)	Lodging	626	546	524
Hilton Domestic Operating Co., Inc., 5.8%, 5/1/28	(i) (j)	Lodging	734	742	709
Hilton Grand Vacations Borrower Escrow LLC, 5.0%, 6/1/29	(i) (j)	Lodging	1,062	885	913
JPMorgan Chase & Co., Series FF, 5.0% 8/1/24 (fixed, converts to FRN on 8/01/24)	(j) (l) (n)	Banks	3,114	2,803	2,871
LifePoint Health, Inc., 5.4%, 1/15/29	(i) (j)	Healthcare-Services	2,027	1,761	1,298

See notes to consolidated financial statements.
12

FS Credit Income Fund

Consolidated Schedule of Investments (continued)

As of October 31, 2022 (in thousands, except share amounts)

Portfolio Company(a)	Footnotes	Industry	Principal Amount(b)	Amortized Cost	Fair Value(c)
Lloyds Banking Group Plc, 6.8% 6/27/26 (fixed, converts to FRN on 6/27/26)	(j) (l) (n)	Banks	$1,096	$1,078	$999
Macy’s Retail Holdings LLC, 4.5%, 12/15/34	(j)	Retail	2,155	1,415	1,478
Macy’s Retail Holdings LLC, 5.9%, 3/15/30	(i) (j)	Retail	2,232	2,209	1,878
Macy’s Retail Holdings LLC, 6.1%, 3/15/32	(i) (j)	Retail	2,540	2,470	2,114
Macy’s Retail Holdings, Inc., 4.3%, 2/15/43	(j)	Retail	264	224	155
Macy’s Retail Holdings, Inc., 5.1%, 1/15/42	(j)	Retail	295	279	188
Marriott Ownership Resorts, Inc., 4.8%, 1/15/28	(j)	Lodging	880	882	761
Methanex Corp., 5.3%, 12/15/29	(j)	Chemicals	2,032	1,904	1,743
Methanex Corp., 5.7%, 12/1/44	(j)	Chemicals	1,429	1,034	990
MGM Resorts International, 4.8%, 10/15/28	(j)	Lodging	1,725	1,623	1,500
MGM Resorts International, 5.5%, 4/15/27	(j)	Lodging	387	398	357
Mineral Resources Ltd., 8.0%, 11/1/27	(i) (j)	Iron/Steel	957	956	943
Mineral Resources Ltd., 8.5%, 5/1/30	(i) (j)	Iron/Steel	2,296	2,296	2,263
Moss Creek Resources Holdings, Inc., 7.5%, 1/15/26	(i) (j)	Oil & Gas	1,006	933	928
Moss Creek Resources Holdings, Inc., 10.5%, 5/15/27	(i) (j)	Oil & Gas	848	830	815
Nabors Industries, Inc., 7.4%, 5/15/27	(i) (j)	Oil & Gas	775	769	763
NatWest Group Plc, 8.0% 8/10/25 (fixed, converts to FRN on 8/10/25)	(d) (l) (n)	Banks	1,065	1,012	1,006
Netflix, Inc., 3.6%, 6/15/30	(j)	Internet	€148	135	133
Netflix, Inc., 3.9%, 11/15/29	(j)	Internet	486	461	447
Netflix, Inc., 4.6%, 5/15/29	(j)	Internet	654	650	632
Nexstar Media, Inc., 4.8%, 11/1/28	(i) (j)	Media Entertainment	$981	878	863
NOVA Chemicals Corp., 4.3%, 5/15/29	(i) (j)	Chemicals	1,044	884	854
NOVA Chemicals Corp., 5.3%, 6/1/27	(i) (j)	Chemicals	776	783	695
Novelis Sheet Ingot GmbH, 3.4%, 4/15/29	(j)	Mining	€1,075	924	873
NRG Energy, Inc., 5.3%, 6/15/29	(i) (j)	Electric	$1,382	1,341	1,257
NRG Energy, Inc., 5.8%, 1/15/28	(j)	Electric	365	374	349
Occidental Petroleum Corp., 6.1%, 1/1/31	(j)	Oil & Gas	365	386	366
Occidental Petroleum Corp., 6.2%, 3/15/40	(j)	Oil & Gas	397	410	383
Occidental Petroleum Corp., 6.5%, 9/15/36	(j)	Oil & Gas	144	160	143
Occidental Petroleum Corp., 6.6%, 3/15/46	(j)	Oil & Gas	1,020	1,088	1,006
Occidental Petroleum Corp., 7.5%, 5/1/31	(j)	Oil & Gas	485	552	523
Occidental Petroleum Corp., 7.9%, 9/15/31	(j)	Oil & Gas	185	241	202
Occidental Petroleum Corp., 8.0%, 6/15/39	(j)	Oil & Gas	811	975	879
Occidental Petroleum Corp., 8.9%, 7/15/30	(j)	Oil & Gas	152	203	173
Olin Corp., 5.0%, 2/1/30	(j)	Chemicals	956	868	867
Olin Corp., 5.6%, 8/1/29	(j)	Chemicals	76	74	72
OneMain Finance Corp., 4.0%, 9/15/30	(j)	Diversified Financial Services	99	99	75
OneMain Finance Corp., 5.4%, 11/15/29	(d)	Diversified Financial Services	440	362	362
OneMain Finance Corp., 6.6%, 1/15/28	(j)	Diversified Financial Services	1,292	1,233	1,176
OneMain Finance Corp., 7.1%, 3/15/26	(j)	Diversified Financial Services	414	441	399
Organon & Co. / Organon Foreign Debt Co-Issuer B.V., 5.1%, 4/30/31	(i) (j)	Pharmaceuticals	456	423	388
Outfront Media Capital LLC / Outfront Media Capital Corp., 4.3%, 1/15/29	(i) (j)	Advertising	255	256	211
Outfront Media Capital LLC / Outfront Media Capital Corp., 5.0%, 8/15/27	(i) (j)	Advertising	726	716	655

See notes to consolidated financial statements.
13

FS Credit Income Fund

Consolidated Schedule of Investments (continued)

As of October 31, 2022 (in thousands, except share amounts)

Portfolio Company(a)	Footnotes	Industry	Principal Amount(b)	Amortized Cost	Fair Value(c)
Paramount Global, 4.2%, 5/19/32	(j)	Media Entertainment	$490	$389	$393
Paramount Global, 4.9%, 7/1/42	(d)	Media Entertainment	298	216	216
Paramount Global, 5.9%, 9/1/43	(d) (j)	Media Entertainment	2,014	1,671	1,642
Pediatrix Medical Group, Inc., 5.4%, 2/15/30	(i) (j)	Healthcare-Services	2,129	1,914	1,834
Petsmart, Inc. / Petsmart FI Co., 7.8%, 2/15/29	(i) (j)	Retail	3,447	3,475	3,244
Pitney Bowes, Inc., 6.9%, 3/15/27	(i) (j)	Office/Business Equipment	517	517	332
Pitney Bowes, Inc., 7.3%, 3/15/29	(i) (j)	Office/Business Equipment	597	559	383
Plains All American Pipeline LP / PAA Finance Corp., 4.3%, 1/31/43	(j)	Pipelines	189	126	127
Playtika Holding Corp., 4.3%, 3/15/29	(i) (j)	Software	1,944	1,908	1,623
Post Holdings, Inc., 5.5%, 12/15/29	(i) (j)	Food	2,019	2,041	1,819
Prosus N.V., 2.0%, 8/3/32	(j)	Internet	€294	211	183
Prosus N.V., 2.1%, 1/19/30	(j)	Internet	2,125	1,728	1,484
Prosus N.V., 2.8%, 1/19/34	(j)	Internet	1,630	1,414	1,055
Qorvo, Inc., 3.4%, 4/1/31	(i) (j)	Semiconductors	1,140	870	860
Range Resources Corp., 4.8%, 2/15/30	(i) (j)	Oil & Gas	1,149	1,155	1,017
Rockcliff Energy II LLC, 5.5%, 10/15/29	(i) (j)	Oil & Gas	1,407	1,307	1,257
Royal Caribbean Cruises Ltd., 4.3%, 7/1/26	(i) (j)	Leisure Time	250	211	199
Royal Caribbean Cruises Ltd., 5.5%, 4/1/28	(i) (j)	Leisure Time	533	441	412
Royal Caribbean Cruises Ltd., 9.3%, 1/15/29	(i) (j)	Leisure Time	6,776	6,772	6,889
Royal Caribbean Cruises Ltd., 11.6%, 8/15/27	(i) (j)	Leisure Time	2,760	2,716	2,652
Samsonite Finco Sarl, 3.5%, 5/15/26	(j)	Apparel	€1,280	1,121	1,132
SeaWorld Parks & Entertainment, Inc., 5.3%, 8/15/29	(i) (j)	Entertainment	3,152	2,696	2,715
Scientific Games International, Inc., 7.0%, 5/15/28	(i) (j)	Entertainment	$589	576	571
Scientific Games International, Inc., 7.3%, 11/15/29	(i) (j)	Entertainment	339	345	328
Sensata Technologies B.V., 4.0%, 4/15/29	(i) (j)	Electronics	764	707	645
Sensata Technologies B.V., 5.9%, 9/1/30	(i) (j)	Electronics	620	620	590
Service Properties Trust, 7.5%, 9/15/25	(j)	Real Estate Investment Trusts	1,310	1,363	1,279
Signal Parent, Inc., 6.1%, 4/1/29	(i) (j)	Commercial Services	1,136	1,126	494
Silgan Holdings, Inc., 2.3%, 6/1/28	(j)	Packaging & Containers	€587	476	474
Sirius XM Radio, Inc., 5.0%, 8/1/27	(i) (j)	Media Entertainment	$245	254	226
Sirius XM Radio, Inc., 5.5%, 7/1/29	(i) (j)	Media Entertainment	1,601	1,678	1,479
SM Energy Co., 6.5%, 7/15/28	(j)	Oil & Gas	309	295	300
Spectrum Brands, Inc., 5.5%, 7/15/30	(i) (j)	Household Products/Wares	1,446	1,475	1,163
Standard Industries, Inc., 2.3%, 11/21/26	(j)	Building Materials	€535	565	440
Standard Industries, Inc., 4.4%, 7/15/30	(i) (j)	Building Materials	$669	681	542
Standard Industries, Inc., 4.8%, 1/15/28	(i) (j)	Building Materials	1,993	1,999	1,751
Station Casinos LLC, 4.6%, 12/1/31	(i) (j)	Lodging	2,380	1,916	1,894
Sterling Entertainment Enterprises, LLC, 10.3%, 1/15/25	(f)	Media Entertainment	813	801	815
Summit Materials LLC / Summit Materials Finance Corp., 5.3%, 1/15/29	(i) (j)	Building Materials	493	517	451
SWF Escrow Issuer Corp., 6.5%, 10/1/29	(i) (j)	Housewares	976	905	564
Targa Resources Partners LP / Targa Resources Partners Finance Corp., 4.9%, 2/1/31	(j)	Pipelines	1,210	1,069	1,069
Targa Resources Partners LP / Targa Resources Partners Finance Corp., 5.5%, 3/1/30	(j)	Pipelines	1,129	1,035	1,044
Targa Resources Partners LP / Targa Resources Partners Finance Corp., 6.9%, 1/15/29	(j)	Pipelines	192	191	192

See notes to consolidated financial statements.
14

FS Credit Income Fund

Consolidated Schedule of Investments (continued)

As of October 31, 2022 (in thousands, except share amounts)

Portfolio Company(a)	Footnotes	Industry	Principal Amount(b)	Amortized Cost	Fair Value(c)
TEGNA, Inc., 5.0%, 9/15/29	(j)	Media Entertainment	$150	$142	$142
Tenet Healthcare Corp., 6.1%, 6/15/30	(i) (j)	Healthcare-Services	923	923	854
Terex Corp., 5.0%, 5/15/29	(i) (j)	Machinery-Construction & Mining	1,963	1,905	1,756
Teva Pharmaceutical Finance Netherlands II B.V., 4.4%, 5/9/30	(j)	Pharmaceuticals	€2,975	2,438	2,378
TI Automotive Finance Plc, 3.8%, 4/15/29	(j)	Auto Parts & Equipment	1,355	1,036	973
TransDigm, Inc., 5.5%, 11/15/27	(j)	Aerospace/Defense	$946	905	864
TUI Cruises GmbH, 6.5%, 5/15/26	(j)	Leisure Time	€2,772	3,078	2,034
Twilio, Inc., 3.6%, 3/15/29	(j)	Software	$1,101	924	911
Twilio, Inc., 3.9%, 3/15/31	(j)	Software	352	275	288
Uber Technologies, Inc., 4.5%, 8/15/29	(i) (j)	Internet	47	41	40
Uber Technologies, Inc., 6.3%, 1/15/28	(i) (j)	Internet	973	1,024	926
Valvoline, Inc., 3.6%, 6/15/31	(i) (j)	Chemicals	2,303	1,890	1,820
Viatris, Inc., 4.0%, 6/22/50	(d) (j)	Pharmaceuticals	2,853	1,729	1,659
Vibrantz Technologies, Inc., 9.0%, 2/15/30	(i) (j)	Chemicals	1,982	1,952	1,311
VICI Properties LP / VICI Note Co., Inc., 3.8%, 2/15/27	(i) (j)	Real Estate Investment Trusts	340	341	299
VICI Properties LP / VICI Note Co., Inc., 4.1%, 8/15/30	(i) (j)	Real Estate Investment Trusts	1,567	1,551	1,296
Victoria’s Secret & Co., 4.6%, 7/15/29	(i) (j)	Retail	3,430	2,842	2,737
Vistra Corp., 7.0% 12/15/26 (fixed, converts to FRN on 12/15/26)	(i) (j) (l) (n)	Electric	1,275	1,155	1,131
Vistra Corp., 8.0% 10/15/26 (fixed, converts to FRN on 10/15/26)	(i) (j) (l) (n)	Electric	2,901	2,901	2,763
Vistra Operations Co. LLC, 5.0%, 7/31/27	(i) (j)	Electric	650	658	601
Vistra Operations Co. LLC, 5.5%, 9/1/26	(i) (j)	Electric	21	22	20
Vodafone Group Plc, 5.1%, 6/4/81 (fixed, converts to FRN on 12/04/50)	(j) (l)	Telecommunications	142	96	98
Wells Fargo & Co., Series BB, 3.9% 3/15/26 (fixed, converts to FRN on 3/15/26)	(j) (l) (n)	Banks	2,145	1,903	1,822
Western Midstream Operating LP, 4.3%, 2/1/30	(j)	Pipelines	1,112	1,124	980
Western Midstream Operating LP, 5.5%, 8/15/48	(j)	Pipelines	185	164	150
Western Midstream Operating LP, 5.5%, 2/1/50	(j)	Pipelines	123	106	96
WeWork Companies LLC / WW Co-Obligor, Inc., 5.0%, 7/10/25	(i) (j)	Real Estate	454	404	228
WR Grace Holdings LLC, 5.6%, 8/15/29	(i) (j)	Chemicals	632	495	490
XPO CNW, Inc., 6.7%, 5/1/34	(j)	Transportation	2,019	2,034	1,810
ZF Europe Finance B.V., 3.0%, 10/23/29	(j)	Auto Parts & Equipment	€1,400	1,419	1,080
ZF Finance GmbH, 2.3%, 5/3/28	(j)	Auto Parts & Equipment	100	86	77
ZF Finance GmbH, 2.8%, 5/25/27	(j)	Auto Parts & Equipment	300	275	248
ZF Finance GmbH, 3.8%, 9/21/28	(j)	Auto Parts & Equipment	1,500	1,381	1,224
Total Unsecured Bonds				235,105	215,563
Collateralized Loan Obligation (CLO) / Structured Credit—21.7%
37 Capital CLO I, Series 2021-1A, Class D, ABS, 7.6%, 10/15/34 (3 mo. S+3.5%)	(i) (l)	USD CLO	$655	618	558
610 Funding CLO 1 Ltd., Series 2015-1A, Class CR, ABS, 6.9%, 9/21/29 (3 mo. L+3.9%)	(i) (l)	USD CLO	425	422	389

See notes to consolidated financial statements.
15

FS Credit Income Fund

Consolidated Schedule of Investments (continued)

As of October 31, 2022 (in thousands, except share amounts)

Portfolio Company(a)	Footnotes	Industry	Principal Amount(b)	Amortized Cost	Fair Value(c)
Accunia European CLO III DAC, Series 3X, Class D, ABS, 4.5%, 1/20/31 (3 mo. EURIBOR+3.1%)	(l)	EUR CLO	€240	$274	$208
AIG CLO 2021-2 LLC, Series 2021-2A, Class C, ABS, 6.2%, 7/20/34 (3 mo. L+2.0%)	(i) (l)	USD CLO	$625	610	568
Allegro CLO V Ltd., Series 2017-1A, Class BR, ABS, 5.5%, 10/16/30 (3 mo. L+1.5%)	(i) (l)	USD CLO	250	241	238
Ambac Assurance Corp., 8.5%, 2/1/55	(i) (j)	Insurance	322	311	306
Ambac Assurance Corp., 8.5%, 2/12/55	(j)	Insurance	656	636	624
Ammc CLO 19 Ltd., Series 2016-19A, Class D, ABS, 7.8%, 10/15/28 (3 mo. L+3.8%)	(i) (j) (l)	USD CLO	205	203	198
Ammc CLO 20 Ltd., Series 2017-20A, Class E, ABS, 9.9%, 4/17/29 (3 mo. L+5.8%)	(i) (l)	USD CLO	250	248	232
Ammc CLO XIII Ltd., Series 2013-13A, Class B1LR, ABS, 7.9%, 7/24/29 (3 mo. L+3.6%)	(i) (l)	USD CLO	540	511	491
Anchorage Capital CLO 4-R Ltd., Series 2014-4RA, Class D, ABS, 7.0%, 1/28/31 (3 mo. L+2.6%)	(i) (j) (l)	USD CLO	250	240	205
Anchorage Capital CLO 5-R Ltd., Series 2014-5RA, Class E, ABS, 9.5%, 1/15/30 (3 mo. L+5.4%)	(i) (l)	USD CLO	255	250	221
Anchorage Capital Europe CLO 2 DAC, 3.8%, 4/15/34		EUR CLO	€410	373	366
Anchorage Capital Europe CLO 3 DAC, Series 3X, Class D, ABS, 5.2%, 7/15/32 (3 mo. EURIBOR+3.8%)	(l)	EUR CLO	745	792	648
Anchorage Credit Funding 10 Ltd., Series 2020-10A, Class EV, ABS, 7.1%, 4/25/38	(i)	USD CLO	$250	235	183
Anchorage Credit Funding 12 Ltd., Series 2020-12A, Class D, ABS, 5.9%, 10/25/38	(i)	USD CLO	295	295	237
Anchorage Credit Funding 2 Ltd., Series 2015-2A, Class ERV, ABS, 7.0%, 4/25/38	(i)	USD CLO	250	232	182
Anchorage Credit Funding 3 Ltd., Series 2016-3A, Class DR, ABS, 5.8%, 1/28/39	(i)	USD CLO	250	250	201
Anchorage Credit Funding 3 Ltd., Series 2016-3A, Class ER, ABS, 7.2%, 1/28/39	(i)	USD CLO	410	387	317
Anchorage Credit Funding 6 Ltd., Series 2018-6A, Class E, ABS, 6.9%, 7/25/36	(i)	USD CLO	570	547	425
Apex Credit CLO 2015-II Ltd., Series 2015-2A, Class ER, ABS, 10.2%, 10/17/26 (3 mo. L+6.1%)	(i) (l)	USD CLO	330	329	314
Apidos CLO XII, Series 2013-12A, Class BR, ABS, 5.5%, 4/15/31 (3 mo. L+1.4%)	(i) (l)	USD CLO	500	483	476
Apidos CLO XXXVI, Series 2021-36A, Class B, ABS, 5.8%, 7/20/34 (3 mo. L+1.6%)	(i) (l)	USD CLO	355	340	334
Ares European CLO IX B.V., Series 9X, Class D, ABS, 3.7%, 10/14/30 (3 mo. EURIBOR+2.4%)	(l)	EUR CLO	€520	552	440
Ares European CLO IX DAC., Series 9X, Class E, ABS, 5.7%, 10/14/30 (3 mo. EURIBOR+4.4%)	(l)	EUR CLO	290	320	218
Ares European CLO VI B.V., Series 2013-6X, Class ER, ABS, 6.7%, 4/15/30 (3 mo. EURIBOR+5.3%)	(l)	EUR CLO	340	383	275
Ares XL CLO Ltd., Series 2016-40A, Class BRR, ABS, 5.9%, 1/15/29 (3 mo. L+1.8%)	(i) (l)	USD CLO	$350	333	327

See notes to consolidated financial statements.
16

FS Credit Income Fund

Consolidated Schedule of Investments (continued)

As of October 31, 2022 (in thousands, except share amounts)

Portfolio Company(a)	Footnotes	Industry	Principal Amount(b)	Amortized Cost	Fair Value(c)
Ares XLIX CLO Ltd., Series 2018-49A, Class D, ABS, 7.3%, 7/22/30 (3 mo. L+3.0%)	(i) (j) (l)	USD CLO	$250	$245	$219
Ares XXXVII CLO Ltd., Series 2015-4A, Class CR, ABS, 6.7%, 10/15/30 (3 mo. L+2.7%)	(i) (l)	USD CLO	250	247	213
Ares XXXVII CLO Ltd., Series 2015-4A, Class BR, ABS, 5.9%, 10/15/30 (3 mo. L+1.8%)	(i) (l)	USD CLO	250	246	232
Ares XXXVR CLO Ltd., Series 2015-35RA, Class D, ABS, 7.1%, 7/15/30 (3 mo. L+3.0%)	(i) (l)	USD CLO	250	250	222
Armada Euro CLO III DAC, Series 3A, Class DR, ABS, 4.7%, 7/15/31 (3 mo. EURIBOR+3.3%)	(d) (i) (l)	EUR CLO	€300	262	259
Atlas Senior Loan Fund III Ltd., Series 2013-1A, Class DR, ABS, 5.5%, 11/17/27 (3 mo. L+2.6%)	(i) (j) (l)	USD CLO	$500	482	470
Atlas Senior Loan Fund IX Ltd., Series 2018-9A, Class D, ABS, 5.3%, 4/20/28 (3 mo. L+2.6%)	(i) (j) (l)	USD CLO	250	238	232
Atrium XIII, Series 13A, Class C, ABS, 6.1%, 11/21/30 (3 mo. L+1.8%)	(i) (l)	USD CLO	430	415	398
Atrium XIV LLC, Series 14A, Class D, ABS, 7.0%, 8/23/30 (3 mo. L+3.0%)	(i) (l) (j)	USD CLO	250	237	224
Avery Point IV CLO Ltd., Series 2014-1A, Class CR, ABS, 6.7%, 4/25/26 (3 mo. L+2.4%)	(i) (l)	USD CLO	1	1	1
Avoca CLO XI Ltd., Series 11X, Class ER, ABS, 6.4%, 7/15/30 (3 mo. EURIBOR+5.0%)	(l)	EUR CLO	€210	226	170
Avoca CLO XIII DAC, Series 13X, Class ERR, ABS, 7.6%, 4/15/34 (3 mo. EURIBOR+6.2%)	(l)	EUR CLO	240	229	187
Avoca CLO XV DAC, Series 15X, Class ER, ABS, 5.5%, 4/15/31 (3 mo. EURIBOR+4.1%)	(l)	EUR CLO	360	387	263
Avoca CLO XVIII DAC, Series 18X, Class E, ABS, 6.0%, 4/15/31 (3 mo. EURIBOR+4.6%)	(l)	EUR CLO	195	215	151
Avoca CLO XXII DAC, Series 22A, Class D, ABS, 4.3%, 4/15/35 (3 mo. EURIBOR+2.9%)	(i) (l)	EUR CLO	360	318	295
Bain Capital Credit CLO 2021-1 Ltd., Series 2021-1A, Class B, ABS, 5.6%, 4/18/34 (3 mo. L+1.4%)	(i) (j) (l)	USD CLO	$220	209	201
Bain Capital Euro CLO 2021-2 DAC, Series 2021-2X, Class D, ABS, 4.8%, 7/17/34 (3 mo. EURIBOR+3.4%)	(l)	EUR CLO	€355	373	289
Barings Euro CLO 2018-1 DAC, Series 2018-1X, Class D, ABS, 3.7%, 4/15/31 (3 mo. EURIBOR+2.3%)	(l)	EUR CLO	190	196	161
Barings Euro CLO 2018-2 BV, 4.6%, 10/15/31 (3 mo. EURIBOR+3.2%)		EUR CLO	920	1,080	784
Barings Euro CLO 2018-3 DAC, Series 2018-3A, Class DE, ABS, 3.9%, 7/27/31 (3 mo. EURIBOR+3.7%)	(i) (l)	EUR CLO	480	525	417
Barings Euro CLO 2019-1 DAC, Series 2019-1X, Class CR, ABS, 4.3%, 10/15/34 (3 mo. EURIBOR+3.0%)	(l)	EUR CLO	245	250	221
Benefit Street Partners CLO II Ltd., Series 2013-IIA, Class CR, ABS, 7.8%, 7/15/29 (3 mo. L+3.7%)	(i) (j) (l)	USD CLO	$250	243	227
Benefit Street Partners CLO XII Ltd., Series 2017-12A, Class B, ABS, 6.1%, 10/15/30 (3 mo. L+2.0%)	(i) (l)	USD CLO	400	384	372
Betony CLO 2 Ltd., Series 2018-1A, Class C, ABS, 7.3%, 4/30/31 (3 mo. L+2.9%)	(i) (l)	USD CLO	250	232	218
Bilbao CLO DAC, 2.0%, 8/20/35		EUR CLO	€465	420	416

See notes to consolidated financial statements.
17

FS Credit Income Fund

Consolidated Schedule of Investments (continued)

As of October 31, 2022 (in thousands, except share amounts)

Portfolio Company(a)	Footnotes	Industry	Principal Amount(b)	Amortized Cost	Fair Value(c)
Birch Grove CLO 2 Ltd., Series 2021-2A, Class D2, ABS, 9.2%, 10/19/34 (3 mo. L+5.0%)	(i) (l)	USD CLO	$605	$599	$521
Birch Grove CLO 3 Ltd., Series 2021-3A, Class D2, ABS, 9.3%, 1/19/35 (3 mo. L+5.1%)	(i) (l)	USD CLO	885	876	761
Black Diamond CLO 2017-1 Ltd., Series 2017-1A, Class C, ABS, 8.3%, 4/24/29 (3 mo. L+4.0%)	(i) (l)	USD CLO	590	581	521
Black Diamond CLO 2017-2 DAC, Series 2017-2X, Class CNE, ABS, 3.4%, 1/20/32 (3 mo. EURIBOR+2.0%)	(l)	EUR CLO	€590	608	531
BlackRock European CLO X DAC, Series 10X, Class B1R, ABS, 3.2%, 10/15/34 (3 mo. EURIBOR+1.8%)	(l)	EUR CLO	260	266	233
BlueMountain Fuji US CLO III Ltd., Series 2017-3A, Class D, ABS, 6.5%, 1/15/30 (3 mo. L+2.4%)	(i) (j) (l)	USD CLO	$250	238	215
BNPP IP CLO 2014-II Ltd., Series 2014-2A, Class DR, ABS, 7.9%, 10/30/25 (3 mo. L+3.5%)	(i) (l)	USD CLO	269	266	263
Bosphorus CLO V DAC, Series 5A, Class DE, ABS, 5.6%, 12/12/32 (3 mo. EURIBOR+4.8%)	(i) (l)	EUR CLO	€320	354	284
Brookside Mill CLO 2013-1 Ltd., Series 2013-1A, Class ER, ABS, 9.6%, 1/17/28 (3 mo. L+5.5%)	(i) (l)	USD CLO	$720	714	690
Cairn CLO VI B.V., Series 2016-6X, Class FR, ABS, 8.4%, 7/25/29 (3 mo. EURIBOR+8.3%)	(l)	EUR CLO	€190	227	149
Cairn CLO VII DAC, Series 2016-7X, Class E, ABS, 6.6%, 1/31/30 (3 mo. EURIBOR+6.4%)	(l)	EUR CLO	440	486	373
Cairn CLO XI DAC, Series 2019-11X, Class D, ABS, 5.5%, 7/15/32 (3 mo. EURIBOR+4.2%)	(l)	EUR CLO	625	681	532
Cairn CLO XV B.V., 3.1%, 4/15/36		EUR CLO	410	357	365
Canyon Capital CLO 2016-2 Ltd., Series 2016-2A, Class CR, ABS, 6.3%, 10/15/31 (3 mo. L+2.2%)	(i) (l)	USD CLO	$285	281	261
Capital Four CLO, 4.1%, 1/15/34	(d)	EUR CLO	€290	263	262
Carbone CLO Ltd., Series 2017-1A, Class B, ABS, 6.0%, 1/20/31 (3 mo. L+1.8%)	(i) (l)	USD CLO	$260	246	240
Carlyle Euro CLO 2017-3 DAC, Series 2017-3X, Class C, ABS, 3.9%, 1/15/31 (3 mo. EURIBOR+2.5%)	(l)	EUR CLO	€160	157	135
Carlyle Global Market Strategies CLO 2013-1 Ltd., Series 2013-1A, Class CR, ABS, 6.3%, 8/14/30 (3 mo. L+3.4%)	(i) (l)	USD CLO	$435	417	390
Carlyle Global Market Strategies Euro CLO 2015-3 DAC, Series 2015-3X, Class C1RE, ABS, 3.9%, 7/15/30 (3 mo. EURIBOR+2.6%)	(l)	EUR CLO	€275	323	234
Carlyle Global Market Strategies Euro CLO 2016-2 DAC, Series 2016-2X, Class BRR, ABS, 3.8%, 4/15/34 (3 mo. EURIBOR+2.4%)	(l)	EUR CLO	525	565	464
Carlyle Global Market Strategies Euro CLO 2020-1 DAC, Series 2020-1X, Class D, ABS, 6.8%, 4/15/33 (3 mo. EURIBOR+5.4%)	(l)	EUR CLO	250	290	184
Carmax Auto Owner Trust, 8.1%, 4/16/29			$660	656	657
Catalyst Healthcare Manchester Financing Plc, Series AMBC, 2.4%, 9/30/40	(j)	Healthcare-Services	£241	628	485
Catamaran CLO 2014-1 Ltd., Series 2014-1A, Class CR, ABS, 7.8%, 4/22/30 (3 mo. L+3.4%)	(i) (l)	USD CLO	$250	243	218

See notes to consolidated financial statements.
18

FS Credit Income Fund

Consolidated Schedule of Investments (continued)

As of October 31, 2022 (in thousands, except share amounts)

Portfolio Company(a)	Footnotes	Industry	Principal Amount(b)	Amortized Cost	Fair Value(c)
CBAM 2017-1 Ltd., Series 2017-1A, Class C, ABS, 6.6%, 7/20/30 (3 mo. L+2.4%)	(i) (l)	USD CLO	$535	$522	$505
Cedar Funding VII CLO Ltd., Series 2018-7A, Class C, ABS, 6.0%, 1/20/31 (3 mo. L+1.8%)	(i) (j) (l)	USD CLO	395	387	360
Cedar Funding VII CLO Ltd., Series 2018-7A, Class D, ABS, 6.8%, 1/20/31 (3 mo. L+.2.6%)	(i) (l)	USD CLO	250	236	218
CFIP CLO 2014-1 Ltd., Series 2014-1A, Class DR, ABS, 8.0%, 7/13/29 (3 mo. L+4.1%)	(i) (j) (l)	USD CLO	495	488	468
CIFC European Funding CLO IV DAC, Series 4X, Class D, ABS, 4.5%, 8/18/35 (3 mo. EURIBOR+3.1%)	(l)	EUR CLO	€280	245	225
CIFC European Funding CLO V DAC, Series 5X, Class D, ABS, 4.5%, 11/23/34 (3 mo. EURIBOR+3.2%)	(l)	EUR CLO	400	352	324
CIFC Funding 2013-IV Ltd., Series 2013-4A, Class DRR, ABS, 7.2%, 4/27/31 (3 mo. L+2.8%)	(i) (l)	USD CLO	$250	237	221
CIFC Funding 2015-IV Ltd., Series 2015-4A, Class BR2, ABS, 6.1%, 4/20/34 (3 mo. L+1.9%)	(i) (j) (l)	USD CLO	270	263	246
CIFC Funding Ltd., 6.1%, 4/20/30		USD CLO	250	230	234
Contego CLO II B.V., Series 2X, Class ER, ABS, 5.5%, 11/15/26 (3 mo. EURIBOR+5.2%)	(l)	EUR CLO	€170	186	152
Contego CLO II B.V., Series 2X, Class FR, ABS, 7.2%, 11/15/26 (3 mo. EURIBOR+6.9%)	(l)	EUR CLO	615	638	510
Covenant Credit Partners CLO III Ltd., Series 2017-1A, Class D, ABS, 7.8%, 10/15/29 (3 mo. L+3.8%)	(i) (l)	USD CLO	$1,710	1,691	1,535
CVC Cordatus Loan Fund VII DAC, Series 7X, Class DRR, ABS, 3.9%, 9/15/31 (3 mo. EURIBOR+2.9%)	(l)	EUR CLO	€285	259	239
CVC Cordatus Loan Fund X DAC, Series 10X, Class C, ABS, 3.2%, 1/27/31 (3 mo. EURIBOR+1.6%)	(l)	EUR CLO	200	205	177
CVC Cordatus Loan Fund X DAC, Series 10X, Class D, ABS, 4.1%, 1/27/31 (3 mo. EURIBOR+2.5%)	(l)	EUR CLO	190	206	160
Diamond CLO 2019-1 Ltd., Series 2019-1A, Class E, ABS, 12.4%, 4/25/29 (3 mo. L+8.1%)	(i) (l)	USD CLO	$805	805	762
Dryden 59 Euro CLO 2017 B.V., Series 2017-59X, Class D1, ABS, 2.7%, 5/15/32 (3 mo. EURIBOR+2.4%)	(l)	EUR CLO	€365	391	304
Dryden 61 CLO Ltd., Series 2018-61A, Class CR, ABS, 5.8%, 1/17/32 (3 mo. L+1.8%)	(i) (l)	USD CLO	$410	400	375
Dryden XXVI Senior Loan Fund, Series 2013-26A, Class CR, ABS, 5.9%, 4/15/29 (3 mo. L+1.9%)	(i) (l)	USD CLO	350	335	326
Eaton Vance CLO 2014-1R Ltd., Series 2014-1RA, Class C, ABS, 6.2%, 7/15/30 (3 mo. L+2.1%)	(i) (l)	USD CLO	325	318	302
Eaton Vance CLO 2014-1R Ltd., Series 2014-1RA, Class D, ABS, 7.1%, 7/15/30 (3 mo. L+3.1%)	(i) (l)	USD CLO	250	236	219
Elevation CLO 2021-14 Ltd., Series 2021-14A, Class D2, ABS, 9.3%, 10/20/34 (3 mo. L+5.0%)	(i) (l)	USD CLO	630	622	533
Elevation CLO 2021-15 Ltd., Series 2018-3A, Class CR, ABS, 6.8%, 1/25/35 (3 mo. L+2.5%)	(i) (l)	USD CLO	500	489	443
Ellington CLO I Ltd., Series 2017-1A, Class DR, ABS, 7.4%, 10/15/29 (3 mo. L+3.4%)	(i) (l)	USD CLO	410	398	369

See notes to consolidated financial statements.
19

FS Credit Income Fund

Consolidated Schedule of Investments (continued)

As of October 31, 2022 (in thousands, except share amounts)

Portfolio Company(a)	Footnotes	Industry	Principal Amount(b)	Amortized Cost	Fair Value(c)
Ellington CLO II Ltd., Series 2017-2A, Class D, ABS, 6.6%, 2/15/29 (3 mo. L+3.7%)	(i) (l)	USD CLO	$500	$486	$465
Ellington CLO IV Ltd., Series 2019-4A, Class D1, ABS, 9.6%, 4/15/29 (3 mo. L+5.5%)	(i) (l)	USD CLO	585	580	555
Erna Srl, Series 1, Class A, 2.4%, 7/25/31 (3 mo. EURIBOR+2.3%)	(l)	Commercial MBS	€233	270	226
Erna Srl, Series 1, Class B, 3.7%, 7/25/31 (3 mo. EURIBOR+3.6%)	(l)	Commercial MBS	350	402	336
Euro Galaxy CLO B.V., 2.7%, 2/15/34	(d)	EUR CLO	345	309	308
First Eagle Clarendon Fund CLO LLC, Series 2014-1A, Class E, ABS, 10.4%, 1/25/27 (3 mo. L+6.1%)	(i) (l)	USD CLO	$572	572	557
Galaxy XVIII CLO Ltd., Series 2018-28A, Class B, ABS, 5.7%, 7/15/31 (3 mo. L+1.6%)	(i) (j) (l)	USD CLO	525	505	495
Galaxy XVIII CLO Ltd., Series 2018-28A, Class C, ABS, 6.0%, 7/15/31 (3 mo. L+2.0%)	(i) (j) (l)	USD CLO	250	242	227
Galaxy XXIV CLO Ltd., 6.5%, 1/15/31 (3 mo. L+2.5%)		USD CLO	550	509	476
Galaxy XXVII CLO Ltd., Series 2018-27A, Class D, ABS, 5.7%, 5/16/31 (3 mo. L+2.8%)	(i) (l)	USD CLO	1,290	1,213	1,147
Gallatin CLO IX 2018-1 Ltd., Series 2018-1A, Class D1, ABS, 7.4%, 1/21/28 (3 mo. L+3.1%)	(i) (l)	USD CLO	250	248	234
Gallatin CLO IX 2018-1 Ltd., Series 2018-1A, Class E, ABS, 9.7%, 1/21/28 (3 mo. L+5.5%)	(i) (l)	USD CLO	1,160	1,138	1,091
GAM FRR2 H Co.	(f) (o) (p)	USD CLO	1	569	548
GAM Re-REMIC Trust 2021-FRR1, Series 2021-FRR1, Class 1C, REMIC, 0.0%, 11/29/50	(i) (o) (q)	Commercial MBS	41	29	28
GAM Re-REMIC Trust 2021-FRR1, Series 2021-FRR1, Class 1D, REMIC, 0.0%, 11/29/50	(i) (o) (q)	Commercial MBS	60	41	39
GAM Re-REMIC Trust 2021-FRR1, Series 2021-FRR1, Class 2C, REMIC, 0.0%, 11/29/50	(i) (o) (q)	Commercial MBS	44	30	28
GAM RE-REMIC Trust 2021-FRR2, Series 2021-FRR2, Class CK44, PO, REMIC, 0.0%, 9/27/51	(i) (o) (q)	Commercial MBS	43	36	35
GAM RE-REMIC Trust 2021-FRR2, Series 2021-FRR2, Class DK49, PO, REMIC, 0.0%, 9/27/51	(i) (o) (q)	Commercial MBS	34	27	26
GAM RE-REMIC Trust 2021-FRR2, Series 2021-FRR2, Class D730, PO, REMIC, 0.0%, 9/27/51	(i) (o) (q)	Commercial MBS	35	29	28
GAM RE-REMIC Trust 2021-FRR2, Series 2021-FRR2, Class CK78, PO, REMIC, 0.0%, 9/27/51	(i) (o) (q)	Commercial MBS	29	19	17
GAM RE-REMIC Trust 2021-FRR2, Series 2021-FRR2, Class BK78, REMIC, 2.4%, 9/27/51	(i) (l) (o)	Commercial MBS	46	37	34
Golub Capital Partners 48 LP, Series 2020-48A, Class D, ABS, 7.9%, 4/17/33 (3 mo. L+3.8%)	(i) (l)	USD CLO	250	233	225
Golub Capital Partners CLO 50B-R Ltd., Series 2020-50A, Class CR, ABS, 6.3%, 4/20/35 TSFR3M+2.4%	(i) (l)	USD CLO	310	287	281
Greywolf CLO V Ltd., Series 2015-1A, Class BR, ABS, 6.4%, 1/27/31 (3 mo. L+2.0%)	(i) (j) (l)	USD CLO	740	726	682
Grosvenor Place CLO 2015-1 B.V., Series 2015-1X, Class DRR, ABS, 7.0%, 10/30/29 (3 mo. EURIBOR+5.4%)	(l)	EUR CLO	€575	577	510

See notes to consolidated financial statements.
20

FS Credit Income Fund

Consolidated Schedule of Investments (continued)

As of October 31, 2022 (in thousands, except share amounts)

Portfolio Company(a)	Footnotes	Industry	Principal Amount(b)	Amortized Cost	Fair Value(c)
Halcyon Loan Advisors Funding 2015-2 Ltd., Series 2015-2A, Class D1R, ABS, 7.5%, 7/25/27 (3 mo. L+3.1%)	(i) (l)	USD CLO	$615	$600	$558
Halcyon Loan Advisors Funding 2015-2 Ltd., Series 2015-2A, Class D2R, ABS, 7.5%, 7/25/27 (3 mo. L+3.1%)	(i) (l)	USD CLO	405	395	367
Halcyon Loan Advisors Funding 2017-2 Ltd., Series 2017-2A, Class B, ABS, 6.2%, 1/17/30 (3 mo. L+2.1%)	(i) (l)	USD CLO	440	424	411
Halseypoint CLO 2 Ltd., Series 2020-2A, Class D, ABS, 7.2%, 7/20/31 (3 mo. L+3.0%)	(i) (j) (l)	USD CLO	680	637	604
Harvest CLO XIX DAC, Series 19X, Class D, ABS, 3.9%, 4/14/31 (3 mo. EURIBOR+2.6%)	(l)	EUR CLO	€450	476	378
Harvest CLO XXIII DAC, Series 23A, Class CE, ABS, 3.5%, 10/20/32 (3 mo. EURIBOR+2.1%)	(i)	EUR CLO	250	249	218
Henley CLO VI DAC, Series 6X, Class D, ABS, 4.7%, 6/10/34 (3 mo. EURIBOR+3.2%)	(l)	EUR CLO	180	186	146
Henley CLO VI DAC, Series 6A, Class E, ABS, 7.7%, 6/10/34 (3 mo. EURIBOR+6.1%)	(i) (l)	EUR CLO	250	287	189
Highbridge Loan Management 12-2018 Ltd., Series 12A-18, Class B, ABS, 6.0%, 7/18/31 (3 mo. L+1.9%)	(i) (j) (l)	USD CLO	$435	426	394
HPS Loan Management 13-2018 Ltd., Series 13A-18, Class C, ABS, 6.2%, 10/15/30 (3 mo. L+2.2%)	(i) (l)	USD CLO	1,015	956	925
Hull Street CLO Ltd., Series 2014-1A, Class D, ABS, 7.8%, 10/18/26 (3 mo. L+3.6%)	(i) (l)	USD CLO	201	200	198
JFIN CLO 2012 Ltd., Series 2012-1A, Class DR, ABS, 10.7%, 7/20/28 (3 mo. L+6.5%)	(i) (l)	USD CLO	700	693	665
JMP Credit Advisors CLO IV Ltd., Series 2017-1A, Class C, ABS, 6.7%, 7/17/29 (3 mo. L+2.7%)	(i) (l)	USD CLO	355	351	341
JMP Credit Advisors ClO IV Ltd., Series 2017-1A, Class D, ABS, 8.2%, 7/17/29 (3 mo. L+4.2%)	(i) (l)	USD CLO	610	599	568
Jubilee CLO 2014-XI DAC, Series 2014-11X, Class DR, ABS, 4.7%, 4/15/30 (3 mo. EURIBOR+3.3%)	(l)	EUR CLO	€305	280	268
Jubilee CLO 2014-XII B.V., Series 2014-12X, Class DR, ABS, 4.3%, 4/15/30 (3 mo. EURIBOR+2.9%)	(l)	EUR CLO	155	175	133
Jubilee CLO 2017-XVIII B.V., Series 2017-18X, Class D, ABS, 4.5%, 1/15/30 (3 mo. EURIBOR+3.1%)	(l)	EUR CLO	200	225	175
KKR CLO 12 Ltd., Series 12, Class BR2, ABS, 5.8%, 10/15/30 (3 mo. L+1.7%)	(i) (l)	USD CLO	$520	506	501
KKR CLO 32 Ltd., Series 32A, Class C, ABS, 6.5%, 1/15/32 (3 mo. L+2.4%)	(i) (j) (l)	USD CLO	250	247	231
KVK CLO 2013-1 Ltd., Series 2013-1A, Class ER, ABS, 10.0%, 1/14/28 (3 mo. L+5.9%)	(i) (l)	USD CLO	500	497	480
LCM XX LP, Series 20A, Class DR, ABS, 7.0%, 10/20/27 (3 mo. L+2.8%)	(i) (l)	USD CLO	250	241	234
LCM XXI LP, Series 21A, Class ER, ABS, 10.0%, 4/20/28 (3 mo. L+5.8%)	(i) (l)	USD CLO	570	548	520
Lehman XS Trust 2007-14H, Series 2007-14H, Class A22, CMO, 4.4%, 7/25/47 (1 mo. L+0.8%)	(l)	USD CLO	258	260	238

See notes to consolidated financial statements.
21

FS Credit Income Fund

Consolidated Schedule of Investments (continued)

As of October 31, 2022 (in thousands, except share amounts)

Portfolio Company(a)	Footnotes	Industry	Principal Amount(b)	Amortized Cost	Fair Value(c)
Lehman XS Trust 2007-6, Series 2007-6, Class 3A32, ABS, 4.1%, 5/25/37 (1 mo. L+0.5%)	(l)	USD CLO	$146	$131	$127
Lehman XS Trust 2007-6, Series 2007-6, Class 3A2, ABS, 4.4%, 5/25/37		USD CLO	70	73	68
Lehman XS Trust 2007-6, Series 2007-6, Class 3A4, ABS, 4.4%, 5/25/37		USD CLO	175	179	136
Lehman XS Trust 2007-6, Series 2007-6, Class 3A31, ABS, 4.4%, 5/25/37		USD CLO	128	131	112
Lockwood Grove CLO Ltd., Series 2014-1A, Class CRR, ABS, 6.4%, 1/25/30 (3 mo. L+2.0%)	(i) (l)	USD CLO	550	538	513
Long Point Park CLO Ltd., Series 2017-1A, Class C, ABS, 6.5%, 1/17/30 (3 mo. L+2.4%)	(i) (l)	USD CLO	305	286	254
Longfellow Place CLO Ltd., Series 2013-1A, Class DRR, ABS, 8.6%, 4/15/29 (3 mo. L+4.5%)	(i) (j) (l)	USD CLO	520	513	497
Madison Park Euro Funding DAC, 3.8%, 7/15/32		EUR CLO	€345	317	311
Madison Park Funding XI Ltd., Series 2013-11A, Class DR, ABS, 7.6%, 7/23/29 (3 mo. L+3.3%)	(i) (l)	USD CLO	$430	422	391
Madison Park Funding XVIII Ltd., Series 2015-18A, Class DR, ABS, 7.2%, 10/21/30 (3 mo. L+3.0%)	(i) (l)	USD CLO	250	236	224
Madison Park Funding XX Ltd., Series 2016-20A, Class DR, ABS, 7.4%, 7/27/30 (3 mo. L+3.0%)	(i) (l)	USD CLO	675	642	597
Madison Park Funding XXVII Ltd., Series 2018-27A, Class C, ABS, 6.8%, 4/20/30 (3 mo. L+2.6%)	(i) (l)	USD CLO	250	235	222
Madison Park Funding XXVIII Ltd., Series 2018-28A, Class D, ABS, 6.8%, 7/15/30 (3 mo. L+2.7%)	(i) (l)	USD CLO	705	664	620
Madison Park Funding XXXI Ltd., Series 2018-31A, Class C, ABS, 6.5%, 1/23/31 (3 mo. L+2.2%)	(i) (l)	USD CLO	495	478	455
Man GLG Euro CLO I DAC, 3.8%, 10/15/30 (3 mo. EURIBOR+2.5%)		EUR CLO	€315	351	249
Man GLG Euro CLO III DAC, Series 3X, Class D, ABS, 4.7%, 10/15/30 (3 mo. EURIBOR+3.3%)	(l)	EUR CLO	635	704	524
Marathon CLO V Ltd., Series 2013-5A, Class CR, ABS, 5.7%, 11/21/27 (3 mo. L+2.8%)	(i) (l)	USD CLO	$1,210	1,177	1,116
Marathon CLO VI Ltd., Series 2014-6A, Class CR2, ABS, 6.4%, 5/13/28 (3 mo. L+3.5%)	(i) (l)	USD CLO	590	570	552
Marathon CLO X Ltd., Series 2017-10A, Class C, ABS, 6.6%, 11/15/29 (3 mo. L+3.7%)	(i) (l)	USD CLO	1,030	1,002	852
Marble Point CLO XXI Ltd., Series 2021-3A, Class D2, ABS, 9.1%, 10/17/34 (3 mo. L+5.0%)	(i) (l)	USD CLO	470	464	404
Midocean Credit CLO VIII, Series 2018-8A, Class D, ABS, 5.9%, 2/20/31 (3 mo. L+2.9%)	(i) (j) (l)	USD CLO	250	237	207
Mitchells & Butlers Finance Plc, Series C2, 4.2%, 9/15/34 (3 mo. L GBP+2.1%)	(j) (l)	Retail	£972	1,140	892
Mitchells & Butlers Finance Plc, Series D1, 4.5%, 6/15/36 (3 mo. L GBP+2.4%)	(j) (l)	Retail	481	541	438
Mitchells & Butlers Finance Plc, Series B2, 6.0%, 12/15/28	(j)	Retail	188	289	200
Mitchells & Butlers Finance Plc, Series C1, 6.5%, 9/15/30	(j)	Retail	884	1,372	921

See notes to consolidated financial statements.
22

FS Credit Income Fund

Consolidated Schedule of Investments (continued)

As of October 31, 2022 (in thousands, except share amounts)

Portfolio Company(a)	Footnotes	Industry	Principal Amount(b)	Amortized Cost	Fair Value(c)
MKS CLO 2017-1 Ltd., Series 2017-1A, Class D, ABS, 8.4%, 7/20/30 (3 mo. L+4.2%)	(i) (l)	USD CLO	$665	$631	$600
MKS CLO 2017-2 Ltd., Series 2017-2A, Class D, ABS, 6.9%, 1/20/31 (3 mo. L+2.7%)	(i) (j) (l)	USD CLO	535	516	462
Monroe Capital CLO 2014-1 Ltd., Series 2014-1X, Class E, ABS, 9.7%, 10/22/26 (3 mo. L+5.4%)	(l)	USD CLO	250	245	233
Monroe Capital MML CLO 2016-1 Ltd., Series 2016-1A, Class ER, ABS, 11.6%, 7/22/28 (3 mo. L+7.3%)	(i) (l)	USD CLO	485	485	446
Monroe Capital MML CLO 2017-1 Ltd., Series 2017-1A, Class E, ABS, 11.7%, 4/22/29 (3 mo. L+7.4%)	(i) (l)	USD CLO	525	525	462
Monroe Capital MML CLO VI Ltd., Series 2018-1A, Class E, ABS, 11.0%, 4/15/30 (3 mo. L+6.9%)	(i) (l)	USD CLO	290	281	246
Mountain View CLO 2017-1 LLC, Series 2017-1A, Class D, ABS, 7.7%, 10/16/29 (3 mo. L+3.6%)	(i) (l)	USD CLO	250	247	230
Neuberger Berman Loan Advisers CLO 27 Ltd., Series 2018-27A, Class B, ABS, 5.5%, 1/15/30 (3 mo. L+1.4%)	(i) (l)	USD CLO	320	305	307
Newark BSL CLO 2 Ltd., Series 2017-1A, Class BR, ABS, 6.1%, 7/25/30 (3 mo. L+1.8%)	(i) (l)	USD CLO	340	329	316
Newstar Exeter Fund CLO LLC, Series 2015-1RA, Class E, ABS, 11.4%, 1/20/27 (3 mo. L+7.2%)	(i) (l)	USD CLO	658	658	652
Oak Hill European Credit Partners IV DAC, Series 2015-4X, Class DR, ABS, 4.0%, 1/20/32 (3 mo. EURIBOR+2.5%)	(l)	EUR CLO	€325	343	274
Oaktree CLO 2019-4 Ltd., Series 2019-4A, Class CR, ABS, 6.5%, 10/20/32 (3 mo. L+2.3%)	(i) (l)	USD CLO	$650	595	590
Oaktree CLO 2020-1 Ltd., Series 2020-1A, Class BR, ABS, 5.7%, 7/15/34 (3 mo. L+1.7%)	(i) (j) (l)	USD CLO	295	284	274
OCP Euro CLO 2017 2X DAC, 4.1%, 1/15/32		EUR CLO	€355	312	305
OCP Euro CLO 2022-5 DAC, Series 2022-5A, Class E, ABS, 7.9%, 4/20/35 (3 mo. EURIBOR+6.5%)	(i) (l)	EUR CLO	250	277	192
Octagon Investment Partners XXI Ltd., Series 2014-1A, Class BR3, ABS, 4.7%, 2/14/31 (3 mo. L+1.8%)	(i) (l)	USD CLO	$250	243	228
OFSI BSL VIII Ltd., Series 2017-1A, Class BR, ABS, 5.6%, 8/16/29 (3 mo. L+1.5%)	(i) (j) (l)	USD CLO	855	818	817
OHA Credit Funding 4 Ltd., Series 2019-4A, Class CR, ABS, 6.4%, 10/22/36 (3 mo. L+2.1%)	(i) (j) (l)	USD CLO	250	246	228
OZLM Funding IV Ltd., Series 2013-4A, Class CR, ABS, 7.7%, 10/22/30 (3 mo. L+3.4%)	(i) (j) (l)	USD CLO	250	245	221
OZLM VII Ltd., Series 2014-7RA, Class CR, ABS, 7.1%, 7/17/29 (3 mo. L+3.0%)	(i) (l)	USD CLO	250	241	230
OZLM XIV Ltd., Series 2015-14A, Class CRR, ABS, 7.5%, 7/15/34 (3 mo. L+3.4%)	(i) (l)	USD CLO	465	420	398
OZLM XVI Ltd., Series 2017-16A, Class C, ABS, 6.5%, 5/16/30 (3 mo. L+3.6%)	(i) (l)	USD CLO	250	244	219
OZLM XVIII Ltd., Series 2018-18A, Class B, ABS, 5.6%, 4/15/31 (3 mo. L+1.6%)	(i) (l)	USD CLO	250	240	237
OZLM XXII Ltd., Series 2018-22A, Class A2, ABS, 5.6%, 1/17/31 (3 mo. L+1.5%)	(i) (l)	USD CLO	250	240	233

See notes to consolidated financial statements.
23

FS Credit Income Fund

Consolidated Schedule of Investments (continued)

As of October 31, 2022 (in thousands, except share amounts)

Portfolio Company(a)	Footnotes	Industry	Principal Amount(b)	Amortized Cost	Fair Value(c)
OZLM XXIV Ltd., Series 2019-24X, Class C1R, ABS, 7.6%, 7/20/32 (3 mo. L+3.4%)	(j)	USD CLO	$430	$393	$361
Palmer Square Loan Funding 2020-4 Ltd., Series 2020-4A, Class E, ABS, 11.6%, 11/25/28 (3 mo. L+8.6%)	(i) (l)	USD CLO	250	251	225
Parallel 2015-1 Ltd., Series 2015-1A, Class E, ABS, 9.4%, 7/20/27 (3 mo. L+5.2%)	(i) (l)	USD CLO	755	742	691
Parallel 2017-1 Ltd., Series 2017-1A, Class DR, ABS, 7.3%, 7/20/29 (3 mo. L+3.1%)	(i) (l)	USD CLO	530	515	470
Park Avenue Institutional Advisers CLO Ltd., Series 2019-2A, Class A2R, ABS, 5.8%, 10/15/34 (3 mo. L+1.7%)	(i) (j) (l)	USD CLO	565	536	516
Penta CLO 5 DAC, Series 2018-5X, Class CR, ABS, 3.9%, 4/20/35 (3 mo. EURIBOR+2.4%)	(l)	EUR CLO	€100	107	89
Penta CLO 8 DAC, Series 2020-8X, Class CR, ABS, 3.5%, 1/15/34 (3 mo. EURIBOR+2.2%)	(l)	EUR CLO	240	245	212
Penta CLO 9 DAC, 4.6%, 7/25/36		EUR CLO	335	280	276
Peterborough Progress Health Plc, 5.6%, 10/2/42	(j)	Healthcare-Services	£579	1,003	614
Preferred Term Securities XXIV Ltd./Preferred Term Securities XXIV, Inc., 3.7%, 3/22/37 (3 mo. L+0.4%)	(i) (l)	Diversified Financial Services	$430	342	351
Preferred Term Securities XXVI Ltd./Preferred Term Securities XXVI, Inc., 3.7%, 9/22/37 (3 mo. L+0.4%)	(i) (l)	Diversified Financial Services	269	221	223
Providus CLO DAC, 3.7%, 7/15/31		EUR CLO	€540	494	488
Providus CLO IV DAC, Series 4X, Class B1R, ABS, 3.1%, 4/20/34 (3 mo. EURIBOR+1.6%)	(l)	EUR CLO	355	365	317
Providus CLO V DAC, Series 5X, Class D, ABS, 3.3%, 2/15/35 (3 mo. EURIBOR+3.0%)	(l)	EUR CLO	370	379	301
Regatta VIII Funding Ltd., Series 2017-1A, Class D, ABS, 7.3%, 10/17/30 (3 mo. L+3.2%)	(i) (l)	USD CLO	$425	408	383
RR 4 Ltd., Series 2018-4A, Class A2, ABS, 5.6%, 4/15/30 (3 mo. L+1.6%)	(i) (j) (l)	USD CLO	730	703	697
RR 4 Ltd., Series 2018-4A, Class C, ABS, 7.0%, 4/15/30 (3 mo. L+3.0%)	(i) (l)	USD CLO	250	232	221
RRE 1 Loan Management DAC, Series 1X, Class A2R, ABS, 2.7%, 4/15/35 (3 mo. EURIBOR+1.4%)	(l)	EUR CLO	€180	183	162
RRE 1 Loan Management DAC, 2.8%, 4/15/35		EUR CLO	505	438	448
RRE 1 Loan Management DAC, 3.1%, 1/15/37		EUR CLO	620	545	552
Saranac CLO I Ltd., Series 2013-1A, Class CR, ABS, 7.2%, 7/26/29 (3 mo. L+2.9%)	(i) (l)	USD CLO	$575	554	543
Sculptor CLO XXIX Ltd., Series 29A, Class D2, ABS, 9.2%, 10/22/34 (3 mo. L+4.9%)	(i) (l)	USD CLO	350	307	284
Sculptor European CLO, 3.0%, 4/18/34		EUR CLO	€300	272	269
Sculptor European CLO I DAC, Series 1A, Class DRR, ABS, 4.9%, 4/18/34 (3 mo. EURIBOR+3.5%)	(i) (l)	EUR CLO	475	453	400
Sculptor European CLO VI DAC, Series 6X, Class CR, ABS, 3.7%, 10/15/34 (3 mo. EURIBOR+2.3%)	(d) (l)	EUR CLO	590	576	515
Shackleton 2015-VIII CLO Ltd., Series 2015-8A, Class ER, ABS, 9.6%, 10/20/27 (3 mo. L+5.3%)	(i) (l)	USD CLO	$440	435	394
Shackleton 2021-XVI CLO Ltd., Series 2021-16A, Class D2, ABS, 9.2%, 10/20/34 (3 mo. L+5.0%)	(i) (l)	USD CLO	1,220	1,202	1,048

See notes to consolidated financial statements.
24

FS Credit Income Fund

Consolidated Schedule of Investments (continued)

As of October 31, 2022 (in thousands, except share amounts)

Portfolio Company(a)	Footnotes	Industry	Principal Amount(b)	Amortized Cost	Fair Value(c)
Shackleton CLO Ltd., 6.9%, 10/20/27		USD CLO	$460	$439	$429
Signal Peak CLO 7 Ltd., Series 2019-1A, Class B, ABS, 6.4%, 4/30/32 (3 mo. L+2.0%)	(i) (j) (l)	USD CLO	565	548	542
Silvermore CLO Ltd., Series 2014-1A, Class C, ABS, 6.4%, 5/15/26 (3 mo. L+3.5%)	(i) (l)	USD CLO	855	847	837
Smeralda SPV Srl, 1.0%, 12/22/33	(f)	Commercial MBS	€642	768	631
Smeralda SPV Srl, 5.3%, 12/22/34	(f)	Commercial MBS	2,067	2,329	2,026
Sound Point Clo XV Ltd., Series 2017-1A, Class CR, ABS, 6.4%, 1/23/29 (3 mo. L+2.1%)	(i) (l)	USD CLO	$365	356	345
Sound Point Euro CLO I Funding DAC, 3.8%, 7/25/35		EUR CLO	€210	187	183
Sound Point Euro CLO I Funding DAC, Series 1X, Class DR, ABS, 4.6%, 5/25/34 (3 mo. EURIBOR+3.1%)	(l)	EUR CLO	215	206	174
St Paul’s CLO III-R DAC, Series 3RX, Class B1R, ABS, 2.5%, 1/15/32 (3 mo. EURIBOR+1.2%)	(l)	EUR CLO	330	319	302
St Paul’s CLO III-R DAC, Series 3RX, Class CR, ABS, 3.0%, 1/15/32 (3 mo. EURIBOR+1.6%)	(l)	EUR CLO	100	97	87
St Paul’s CLO III-R DAC, Series 3RX, Class DR, ABS, 3.8%, 1/15/32 (3 mo. EURIBOR+2.4%)	(l)	EUR CLO	445	487	374
St Paul’s CLO SPAUL 6A CRR 144A, 2.6%, 5/20/34	(d)	EUR CLO	305	273	273
St Paul’s CLO V DAC, Series 5X, Class DR, ABS, 3.4%, 2/20/30 (3 mo. EURIBOR+3.0%)	(l)	EUR CLO	140	163	120
St Paul’s CLO VI DAC, Series 6A, Class DRRE, ABS, 3.7%, 5/20/34 (3 mo. EURIBOR+3.3%)	(i) (l)	EUR CLO	520	491	432
St Paul’s CLO VIII DAC, Series 8X, Class D, ABS, 3.8%, 7/17/30 (3 mo. EURIBOR+2.5%)	(l)	EUR CLO	330	290	280
Steele Creek Clo 2017-1 Ltd., Series 2017-1A, Class C, ABS, 6.0%, 10/15/30 (3 mo. L+1.9%)	(i) (l)	USD CLO	$250	238	228
Steele Creek CLO Ltd., 6.2%, 4/21/31		USD CLO	250	223	232
Symphony CLO XIV Ltd., Series 2014-14A, Class E, ABS, 8.6%, 7/14/26 (3 mo. L+4.6%)	(i) (l)	USD CLO	250	245	238
Symphony CLO XIX Ltd., Series 2018-19A, Class D, ABS, 6.6%, 4/16/31 (3 mo. L+2.6%)	(i) (l)	USD CLO	250	248	217
TBW Mortgage-Backed Trust 2006-6, Series 2006-6, Class A4, CMO, 6.4%, 1/25/37		USD CLO	52	40	42
TCI-Symphony CLO 2017-1 Ltd., Series 2017-1A, Class D, ABS, 7.5%, 7/15/30 (3 mo. L+3.4%)	(i) (l)	USD CLO	400	383	359
Terwin Mortgage Trust 2006-6, Series 2006-6, Class 1A2, ABS, 0.2%, 7/25/37	(i) (l)	Other ABS	45	15	18
THL Credit Wind River 2017-4 CLO Ltd., Series 2017-4A, Class C, ABS, 4.7%, 11/20/30 (3 mo. L+1.8%)	(i) (l)	USD CLO	305	292	277
TICP CLO XII Ltd., Series 2018-12A, Class BR, ABS, 5.7%, 7/15/34 (3 mo. L+1.7%)	(i) (j) (l)	USD CLO	470	450	441
Tikehau CLO II DAC, Series 2X, Class DRR, ABS, 4.2%, 9/7/35 (3 mo. EURIBOR+3.4%)	(l)	EUR CLO	€425	385	352
Tikehau CLO III DAC, Series 3X, Class D, ABS, 3.3%, 12/1/30 (3 mo. EURIBOR+2.7%)	(l)	EUR CLO	220	235	188
Toro European CLO 6 DAC, Series 6X, Class CR, ABS, 3.8%, 1/12/32 (3 mo. EURIBOR+2.5%)	(l)	EUR CLO	400	428	358

See notes to consolidated financial statements.
25

FS Credit Income Fund

Consolidated Schedule of Investments (continued)

As of October 31, 2022 (in thousands, except share amounts)

Portfolio Company(a)	Footnotes	Industry	Principal Amount(b)	Amortized Cost	Fair Value(c)
Trinitas Euro CLO II DAC, Series 2A, Class DR, ABS, 6.0%, 4/15/35 (3 mo. EURIBOR+4.6%)	(i) (l)	EUR CLO	$250	$272	$220
Unique Pub Finance Co. Plc, Series A4, 5.7%, 6/30/27	(j)	Real Estate	£1,083	1,634	1,239
Unique Pub Finance Co. Plc, Series N, 6.5%, 3/30/32	(j)	Real Estate	1,036	1,411	1,218
Unique Pub Finance Co. Plc, Series M, 7.4%, 3/28/24	(j)	Real Estate	322	448	370
Upstart Structured Pass Through Trust, 7.0%, 11/15/30			$350	349	348
Venture 44 CLO Ltd., Series 2021-44A, Class D2, ABS, 9.2%, 10/20/34 (3 mo. L+5.0%)	(i) (l)	USD CLO	630	624	541
Venture CDO Ltd., Series 2016-25A, Class D2, ABS, 8.5%, 4/20/29 (3 mo. L+4.2%)	(i) (l)	USD CLO	135	135	127
Venture XVII CLO Ltd., Series 2014-17A, Class CRR, ABS, 5.9%, 4/15/27 (3 mo. L+1.9%)	(i) (l)	USD CLO	160	155	151
Venture XVII CLO Ltd., Series 2014-17A, Class DRR, ABS, 6.9%, 4/15/27 (3 mo. L+2.8%)	(i) (l)	USD CLO	1,330	1,309	1,184
Venture XXIV CDO Ltd., Series 2016-24A, Class D2, ABS, 8.3%, 10/20/28 (3 mo. L+4.1%)	(i) (l)	USD CLO	530	523	490
Vesey Park CLO DAC, Series 1X, Class B, ABS, 2.6%, 11/16/32 (3 mo. EURIBOR+2.3%)	(l)	EUR CLO	€140	150	123
Vibrant CLO VI Ltd., Series 2017-6A, Class D, ABS, 7.4%, 6/20/29 (3 mo. L+3.9%)	(i) (l)	USD CLO	$250	248	241
Voya CLO 2019-1 Ltd., Series 2019-1A, Class DR, ABS, 6.9%, 4/15/31 (3 mo. L+2.9%)	(i) (l)	USD CLO	250	232	218
Voya Euro CLO IV DAC, Series 4X, Class DR, ABS, 4.5%, 10/15/34 (3 mo. EURIBOR+3.1%)	(l)	EUR CLO	€115	118	94
Wellfleet CLO 2017-2A Ltd., Series 2017-2A, Class C, ABS, 7.6%, 10/20/29 (3 mo. L+3.4%)	(i) (l)	USD CLO	$395	374	350
WhiteHorse X Ltd., Series 2015-10A, Class E, ABS, 9.4%, 4/17/27 (3 mo. L+5.3%)	(i) (l)	USD CLO	1,381	1,381	1,335
Wind River 2016-1K CLO Ltd., Series 2016-1KRA, Class D2R2, ABS, 9.2%, 10/15/34 (3 mo. L+5.1%)	(i) (l)	USD CLO	915	904	767
Wind River 2021-4 CLO Ltd., Series 2021-4A, Class B, ABS, 5.9%, 1/20/35 (3 mo. L+1.7%)	(i) (l)	USD CLO	330	308	307
Z Capital Credit Partners CLO 2019-1 Ltd., Series 2019-1A, Class CR, ABS, 7.0%, 7/16/31 (3 mo. L+2.9%)	(i) (l)	USD CLO	455	439	436
Zais CLO 14 Ltd., Series 2020-14A, Class DR, ABS, 8.6%, 4/15/32 (3 mo. L+4.5%)	(i) (l)	USD CLO	475	475	427
Zais CLO 5 Ltd., Series 2016-2A, Class C, ABS, 8.6%, 10/15/28 (3 mo. L+4.5%)	(i) (l)	USD CLO	510	501	460
Total Collateralized Loan Obligation / Structured Credit				114,173	102,501
Convertible Bonds—2.8%
Coupa Software, Inc., 0.4%, 6/15/26	(j)	Software	919	714	732
Groupon, Inc., 1.1%, 3/15/26	(j)	Internet	6,209	4,441	3,799
Liberty Interactive LLC, 4.0%, 11/15/29	(j)	Media Entertainment	3,707	2,960	1,705
Liberty Interactive LLC, 3.8%, 2/15/30	(j)	Media Entertainment	1,162	895	535
Liberty Latin America Ltd., 2.0%, 7/15/24	(j)	Media Entertainment	7,414	7,289	6,603
Total Convertible Bonds				16,299	13,374

See notes to consolidated financial statements.
26

FS Credit Income Fund

Consolidated Schedule of Investments (continued)

As of October 31, 2022 (in thousands, except share amounts)

Portfolio Company(a)	Footnotes	Principal Amount(b)	Amortized Cost	Fair Value(c)
Municipal Bonds—1.4%
City of Detroit MI, COPs, 4.8%, 6/15/20	(h) (j) (m)	$236	$178	$224
City of Detroit MI, COPs, 4.9%, 6/15/25	(h) (j) (m)	824	620	783
Puerto Rico Electric Power Authority, 5.0%, 7/1/42	(h) (j) (m)	10	7	8
Puerto Rico Electric Power Authority, 5.1%, 7/1/42	(h) (j) (m)	15	11	11
Puerto Rico Electric Power Authority, 5.3%, 7/1/27	(h) (j) (m)	355	233	267
Puerto Rico Electric Power Authority, 5.4%, 1/1/18	(h) (j) (m)	30	23	22
Puerto Rico Electric Power Authority, 5.4%, 7/1/18	(h) (j) (m)	20	16	15
Puerto Rico Electric Power Authority, 5.4%, 1/1/20	(h) (j) (m)	5	4	4
Puerto Rico Electric Power Authority, 5.5%, 7/1/21	(h) (j) (m)	80	67	60
Puerto Rico Electric Power Authority, 5.5%, 7/1/38	(h) (j) (m)	215	137	163
Puerto Rico Electric Power Authority, 10.0%, 7/1/19	(h) (j) (m)	10	8	8
Puerto Rico Electric Power Authority, 10.0%, 7/1/19	(h) (j) (m)	10	8	8
Puerto Rico Electric Power Authority, Series A, 5.0%, 7/1/29	(h) (m)	440	300	331
Puerto Rico Electric Power Authority, Series A, 6.8%, 7/1/36	(h) (m)	445	330	342
Puerto Rico Electric Power Authority, Series A, 7.0%, 7/1/43	(h) (m)	80	53	61
Puerto Rico Electric Power Authority, Series AAA, 5.3%, 7/1/22	(h) (m)	55	35	41
Puerto Rico Electric Power Authority, Series AAA, 5.3%, 7/1/31	(h) (m)	120	78	90
Puerto Rico Electric Power Authority, Series BBB, 5.4%, 7/1/28	(h) (m)	1,690	1,269	1,272
Puerto Rico Electric Power Authority, Series CCC, 5.0%, 7/1/25	(h) (m)	5	4	4
Puerto Rico Electric Power Authority, Series CCC, 5.0%, 7/1/28	(h) (m)	25	20	19
Puerto Rico Electric Power Authority, Series CCC, 5.3%, 7/1/26	(h) (m)	160	104	120
Puerto Rico Electric Power Authority, Series CCC, 5.3%, 7/1/27	(h) (m)	145	111	109
Puerto Rico Electric Power Authority, Series CCC, 5.3%, 7/1/28	(h) (m)	30	20	23
Puerto Rico Electric Power Authority, Series DDD, 3.8%, 7/1/22	(h) (m)	5	3	4
Puerto Rico Electric Power Authority, Series DDD, 5.0%, 7/1/19	(h) (m)	10	8	7
Puerto Rico Electric Power Authority, Series DDD, 5.0%, 7/1/20	(h) (m)	110	71	82
Puerto Rico Electric Power Authority, Series DDD, 5.0%, 7/1/21	(h) (m)	60	39	45
Puerto Rico Electric Power Authority, Series E-1, 10.0%, 1/1/21	(m)	69	61	55
Puerto Rico Electric Power Authority, Series E-2, 10.0%, 7/1/21	(h) (m)	69	61	55
Puerto Rico Electric Power Authority, Series E-3, 10.0%, 1/1/22	(h) (m)	18	16	14

See notes to consolidated financial statements.
27

FS Credit Income Fund

Consolidated Schedule of Investments (continued)

As of October 31, 2022 (in thousands, except share amounts)

Portfolio Company(a)	Footnotes	Principal Amount(b)	Amortized Cost	Fair Value(c)
Puerto Rico Electric Power Authority, Series E-4, 10.0%, 7/1/22	(h) (m)	$18	$16	$14
Puerto Rico Electric Power Authority, Series EEE, 6.0%, 7/1/30	(h) (m)	25	16	19
Puerto Rico Electric Power Authority, Series EEE, 6.3%, 7/1/40	(h) (m)	5	3	4
Puerto Rico Electric Power Authority, Series NN, 5.5%, 7/1/20	(h) (j) (m)	30	21	23
Puerto Rico Electric Power Authority, Series TT, 5.0%, 7/1/20	(h) (m)	5	4	4
Puerto Rico Electric Power Authority, Series TT, 5.0%, 7/1/21	(h) (m)	5	3	4
Puerto Rico Electric Power Authority, Series TT, 5.0%, 7/1/23	(h) (j) (m)	25	21	19
Puerto Rico Electric Power Authority, Series TT, 5.0%, 7/1/24	(h) (j) (m)	20	16	15
Puerto Rico Electric Power Authority, Series TT, 5.0%, 7/1/25	(h) (m)	80	68	60
Puerto Rico Electric Power Authority, Series TT, 5.0%, 7/1/27	(h) (m)	35	27	26
Puerto Rico Electric Power Authority, Series TT, 5.0%, 7/1/32	(h) (j) (m)	180	140	135
Puerto Rico Electric Power Authority, Series TT, 5.0%, 7/1/37	(h) (j) (m)	150	121	113
Puerto Rico Electric Power Authority, Series UU, 0.0%, 7/1/17	(h) (l) (m)	15	10	11
Puerto Rico Electric Power Authority, Series UU, 0.0%, 7/1/18	(h) (l) (m)	15	10	11
Puerto Rico Electric Power Authority, Series UU, 0.0%, 7/1/20	(l)	110	84	87
Puerto Rico Electric Power Authority, Series UU, 0.0%, 7/1/25 (3 mo. L+0.7%)	(h) (l) (m)	25	18	18
Puerto Rico Electric Power Authority, Series UU, 0.0%, 7/1/31 (3 mo. L+0.7%)	(h) (l) (m)	110	80	81
Puerto Rico Electric Power Authority, Series VV, 5.5%, 7/1/20	(h) (m)	15	12	11
Puerto Rico Electric Power Authority, Series WW, 5.3%, 7/1/33	(h) (m)	465	373	350
Puerto Rico Electric Power Authority, Series XX, 5.3%, 7/1/35	(h) (m)	15	10	11
Puerto Rico Electric Power Authority, Series XX, 5.3%, 7/1/40	(h) (m)	210	152	158
Puerto Rico Electric Power Authority, Series YY, 6.1%, 7/1/40	(h) (m)	195	122	147
Puerto Rico Electric Power Authority, Series ZZ, 5.0%, 7/1/17	(h) (m)	15	11	11
Puerto Rico Electric Power Authority, Series ZZ, 5.3%, 7/1/19	(h) (m)	10	6	7
Puerto Rico Electric Power Authority, Series ZZ, 5.3%, 7/1/24	(h) (m)	5	4	4

See notes to consolidated financial statements.
28

FS Credit Income Fund

Consolidated Schedule of Investments (continued)

As of October 31, 2022 (in thousands, except share amounts)

Portfolio Company(a)	Footnotes	Principal Amount(b)	Amortized Cost	Fair Value(c)
Puerto Rico Electric Power Authority, Series ZZ, 5.3%, 7/1/25	(h) (j) (m)	$5	$4	$4
Puerto Rico Electric Power Authority, Series ZZ, 5.3%, 7/1/26	(h) (j) (m)	375	291	282
Puerto Rico Highway & Transportation Authority, Series N, 5.3%, 7/1/39	(h) (m)	595	525	564
Total Municipal Bonds			6,063	6,440

Portfolio Company(a)	Footnotes	Industry	Principal Amount(b)	Amortized Cost	Fair Value(c)
Emerging Markets Debt—1.6%
Argentine Republic Government International Bond, 0.9%, 7/9/46	(j)	Sovereign	€158	$65	$30
Argentine Republic Government International Bond, 0.1%, 7/9/30	(j)	Sovereign	1,904	962	366
Argentine Republic Government International Bond, 0.5%, 7/9/30	(j)	Sovereign	$899	442	192
Argentine Republic Government International Bond, 1.5%, 7/9/35	(j)	Sovereign	1,263	524	252
Argentine Republic Government International Bond, 1.5%, 7/9/46		Sovereign	704	331	144
Argentine Republic Government International Bond, 2.8%, 7/9/41	(j)	Sovereign	€27	12	5
Argentine Republic Government International Bond, 3.0%, 1/9/38	(j)	Sovereign	23	12	5
Argentine Republic Government International Bond, 3.9%, 1/9/38	(j)	Sovereign	$183	84	48
Nigeria Government International Bond, 7.4%, 9/28/33	(j)	Sovereign	1,243	868	755
Nigeria Government International Bond, 7.7%, 2/23/38	(j)	Sovereign	715	477	422
Petroleos Mexicanos, 6.5%, 1/23/27	(j)	Oil & Gas	127	127	111
Petroleos Mexicanos, 6.5%, 3/13/27	(j)	Oil & Gas	2,877	2,843	2,528
Petroleos Mexicanos, 6.8%, 1/23/30	(j)	Oil & Gas	2,566	2,293	2,052
Provincia de Buenos Aires/Government Bond, 3.0%, 9/1/37	(j)	Provincial	€31	12	6
Provincia de Buenos Aires/Government Bond, 3.5%, 9/1/37	(j)	Provincial	10	4	3
Provincia de Buenos Aires/Government Bond, 4.0%, 9/1/37	(j)	Provincial	252	135	77
Provincia de Buenos Aires/Government Bond, 4.5%, 9/1/37	(j)	Provincial	$1,757	695	460
Provincia de Buenos Aires/Government Bond, 4.5%, 9/1/37	(i) (j)	Provincial	84	33	22
Provincia de Buenos Aires/Government Bond, 5.3%, 9/1/37	(j)	Provincial	911	442	278
Total Emerging Markets Debt				10,361	7,756

See notes to consolidated financial statements.
29

FS Credit Income Fund

Consolidated Schedule of Investments (continued)

As of October 31, 2022 (in thousands, except share amounts)

Portfolio Company(a)	Footnotes	Industry	Number of Shares	Cost(b)	Fair Value(c)
Preferred Equity—0.4%
Midwest Veterinary Co. LLC, 12.0%	(f) (r)	Healthcare-Services	1,765	$1,844	$1,697
Riverbed Technology, Inc.		Software	4,494	86	5
Verscend Technologies, Inc., 12.3%	(f)	Software	200	194	199
Total Preferred Equity				2,124	1,901
Common Equity—0.7%
Aquadrill, LLC	(m)	Oil & Gas	6,967	199	284
ATD New Holdings, Inc.	(m)	Distribution/Wholesale	1,964	36	146
California Resources Corp., Warrants, 10/27/24, Strike $36.00	(m)	Oil & Gas	1,064	4	15
Quorum Health Corp.	(f) (m)	Healthcare-Services	48,950	492	290
Quorum Litigation Trust, Initial Funding	(f) (m)	Healthcare-Services	157,000	—	—
Quorum Litigation Trust, Units	(f) (m)	Healthcare-Services	2,399	2	2
Solocal Group	(m)	Internet	492,144	1,566	331
Superior Energy Equity New 144A	(i) (m)	Oil & Gas	1,228	2	83
Superior Energy Equity New Sec 1145	(m)	Oil & Gas	26,438	675	1,785
UTEX Industries Inc.	(m)	Miscellaneous Manufacturing	8,041	240	551
UTEX Industries Inc., Warrants, 12/3/25, Strike $114.76	(f) (m)	Miscellaneous Manufacturing	2,245	2	24
Valaris, Ltd.	(m)	Oil & Gas	135	2	9
Total Common Equity				3,220	3,520

Portfolio Company(a)	Footnotes	Yield	Number of Shares	Cost(b)	Fair Value(c)
Short-Term Investments—0.3%
Morgan Stanley Institutional Liquidity Funds - Government Portfolio, Institutional Class	(s)	2.88%	1,198,043	1,198	$1,198
Total Short-Term Investments				1,198	1,198
TOTAL INVESTMENTS—122.3%				$629,795	578,583
LIABILITIES IN EXCESS OF OTHER ASSETS—(22.3)%(t)					(105,456)
NET ASSETS—100.0%					$473,127

Reverse Repurchase Agreements—(1.9)%

Security Description	Principal Value(c)	Principal Value Including Accrued Interest
BNP Paribas 3 .3%, agreement dated 9/21/22, to be repurchased on 11/7/22 (collateralized by Antero Resources Corp., 5 .4% due 3/1/30 (fair value $1,469), Valaris, Ltd., 8 .3% due 4/30/28 (fair value $2,083), and Academy Ltd., 6 .0% due 11/15/27 (fair value $1,869))	$(4,678)	$(4,695)
Royal Bank of Canada 4.2%, agreement dated 9/27/22, to be repurchased on 12/27/22 (collateralized by NMG Holding Co, Inc / Neiman Marcus Group LLC, 7.1% due 4/1/26 (fair value $2,257), Coty, Inc, 6.5% due 4/15/26 (fair value $1,039), BellRing Brands, Inc, 7.0% due 3/15/30 (fair value $1,831))	(4,104)	(4,120)
Total Reverse Repurchase Agreements	$(8,782)	$(8,815)

See notes to consolidated financial statements.
30

FS Credit Income Fund

Consolidated Schedule of Investments (continued)

As of October 31, 2022 (in thousands, except share amounts)

Investments Sold Short—(1.3)%

Portfolio Company(a)	Industry	Principal Amount(b)	Proceeds	Fair Value(c)
Government Bonds Sold Short—(1.3)%
U.S. Treasury Bond, 2.3%, 2/15/52	Sovereign	$(1,033)	$(796)	$(689)
U.S. Treasury Bond, 2.8%, 8/15/32	Sovereign	(526)	(476)	(470)
U.S. Treasury Bond, 2.9%, 5/15/52	Sovereign	(553)	(465)	(427)
U.S. Treasury Bond, 3.0%, 8/15/52	Sovereign	(1,194)	(1,038)	(951)
U.S. Treasury Bond, 3.4%, 8/15/42	Sovereign	(2,201)	(1,908)	(1,893)
United Kingdom Gilt Bond, 1.3%, 7/22/27	Sovereign	(1,779)	(1,729)	(1,832)
Total Government Bonds Sold Short			(6,412)	(6,262)
Total Investments Sold Short			$(6,412)	$(6,262)

Forward Foreign Currency Exchange Contracts

Counterparty	Contract Settlement Date	Currency and Amount to be Received		Currency and Amount to be Delivered		Unrealized Appreciation	Unrealized Depreciation
BNP Paribas	12/21/22	EUR	1,435	USD	1,525	$—	$101
BNP Paribas	12/21/22	EUR	1,141	USD	1,170	—	38
BNP Paribas	12/21/22	USD	1,663	EUR	1,537	138	—
BNP Paribas	12/21/22	USD	339	EUR	313	28	—
BNP Paribas	12/21/22	USD	1,231	EUR	1,137	102	—
BNP Paribas	12/21/22	USD	1,376	EUR	1,286	100	—
BNP Paribas	12/21/22	USD	1,792	EUR	1,679	126	—
JPMorgan Chase Bank, N.A.	12/21/22	CHF	73	USD	76	—	3
JPMorgan Chase Bank, N.A.	12/21/22	EUR	1,395	USD	1,513	—	128
JPMorgan Chase Bank, N.A.	12/21/22	EUR	1,745	USD	1,728	4	—
JPMorgan Chase Bank, N.A.	12/21/22	EUR	1,205	USD	1,209	—	14
JPMorgan Chase Bank, N.A.	12/21/22	GBP	97	USD	108	3	—
JPMorgan Chase Bank, N.A.	12/21/22	GBP	93	USD	104	3	—
JPMorgan Chase Bank, N.A.	12/21/22	GBP	79	USD	84	6	—
JPMorgan Chase Bank, N.A.	12/21/22	GBP	300	USD	333	12	—
JPMorgan Chase Bank, N.A.	12/21/22	GBP	80	USD	86	6	—
JPMorgan Chase Bank, N.A.	12/21/22	USD	46	CAD	58	3	—
JPMorgan Chase Bank, N.A.	12/21/22	USD	3,149	EUR	2,909	262	—
JPMorgan Chase Bank, N.A.	12/21/22	USD	2,576	EUR	2,380	215	—
JPMorgan Chase Bank, N.A.	12/21/22	USD	3,001	EUR	2,773	250	—
JPMorgan Chase Bank, N.A.	12/21/22	USD	892	EUR	866	33	—
JPMorgan Chase Bank, N.A.	12/21/22	USD	1,701	EUR	1,690	24	—
JPMorgan Chase Bank, N.A.	12/21/22	USD	2,098	EUR	2,096	18	—
JPMorgan Chase Bank, N.A.	12/21/22	USD	1,007	EUR	1,027	—	12
JPMorgan Chase Bank, N.A.	12/21/22	USD	2,013	EUR	2,020	9	—
JPMorgan Chase Bank, N.A.	12/21/22	USD	780	GBP	618	70	—
JPMorgan Chase Bank, N.A.	12/21/22	USD	520	GBP	412	47	—
JPMorgan Chase Bank, N.A.	12/21/22	USD	110	GBP	87	10	—
JPMorgan Chase Bank, N.A.	12/21/22	USD	215	GBP	176	13	—
JPMorgan Chase Bank, N.A.	12/21/22	USD	535	GBP	452	15	—
State Street Bank and Trust Company	12/21/22	EUR	814	USD	860	—	52
State Street Bank and Trust Company	12/21/22	GBP	91	USD	111	—	6
State Street Bank and Trust Company	12/21/22	GBP	329	USD	402	—	24
State Street Bank and Trust Company	12/21/22	GBP	353	USD	431	—	25

See notes to consolidated financial statements.
31

FS Credit Income Fund

Consolidated Schedule of Investments (continued)

As of October 31, 2022 (in thousands, except share amounts)

Counterparty	Contract Settlement Date	Currency and Amount to be Received		Currency and Amount to be Delivered		Unrealized Appreciation	Unrealized Depreciation
State Street Bank and Trust Company	12/21/22	GBP	146	USD	178	$—	$10
State Street Bank and Trust Company	12/21/22	USD	758	CHF	723	31	—
State Street Bank and Trust Company	12/21/22	USD	3,549	EUR	3,281	293	—
State Street Bank and Trust Company	12/21/22	USD	1,499	EUR	1,386	124	—
State Street Bank and Trust Company	12/21/22	USD	1,167	EUR	1,162	14	—
State Street Bank and Trust Company	12/21/22	USD	1,235	EUR	1,254	—	10
State Street Bank and Trust Company	12/21/22	USD	4,957	EUR	4,583	409	—
State Street Bank and Trust Company	12/21/22	USD	1,464	EUR	1,458	17	—
State Street Bank and Trust Company	12/21/22	USD	4,170	EUR	3,928	273	—
State Street Bank and Trust Company	12/21/22	USD	798	EUR	784	21	—
State Street Bank and Trust Company	12/21/22	USD	1,379	GBP	1,099	117	—
State Street Bank and Trust Company	12/21/22	USD	4,650	GBP	3,705	393	—
Total Forward Foreign Currency Exchange Contracts						$3,189	$423

Futures Contracts

Description	Number of Contracts	Position	Expiration Date	Notional Amount	Unrealized Appreciation	Unrealized Depreciation
U.S. Treasury 10-Year Ultra Bond	5	Short	12/20/22	627	$47	$—
Total Short Futures					$47	$—

Interest Rate Swaps

Counterparty	Fund Pays	Fund Receives	Notional Amount	Expiration Date	Periodic Payment Frequency	Fair Value(c)	Unrealized Appreciation	Unrealized Depreciation
Goldman Sachs International	2.10%	SONIA	GBP 1,304	4/8/24	Annually	$45	$45	$—
Goldman Sachs International	2.35%	12 Month SOFR	USD 27	10/18/52	Annually	5	5	—
Goldman Sachs International	2.35%	SOFR	USD 17	10/18/52	Annually	3	3	—
Goldman Sachs International	2.41%	12 Month SOFR	USD 287	5/18/24	Annually	9	9	—
Goldman Sachs International	2.41%	SOFR	USD 174	5/18/24	Annually	6	6	—
Goldman Sachs International	2.53%	12 Month SOFR	USD 88	10/18/29	Annually	7	7	—
Goldman Sachs International	2.53%	SOFR	USD 53	10/18/29	Annually	5	5	—
Goldman Sachs International	2.55%	12 Month SOFR	USD 75	10/18/27	Annually	5	5	—
Goldman Sachs International	2.55%	SOFR	USD 122	10/18/27	Annually	8	8	—
Goldman Sachs International	3.64%	SOFR	USD 70	10/17/25	Annually	1	1	—
Goldman Sachs International	4.05%	SOFR	USD 489	10/28/26	Annually	2	2	—
JPMorgan Chase Bank, N.A.	0.57%	12 Month ESTRON	EUR 3,502	4/13/24	Annually	84	84	—
JPMorgan Chase Bank, N.A.	1.01%	12 Month ESTRON	EUR 1,453	4/13/27	Annually	87	87	—
JPMorgan Chase Bank, N.A.	1.90%	ESTRON	EUR 1,836	2/28/30	Annually	93	93	—
JPMorgan Chase Bank, N.A.	3.89%	SONIA	GBP 2,108	12/21/27	Annually	43	43	—
Morgan Stanley & Co. LLC	1.64%	3 Month SOFR	USD 593	8/8/27	Annually	63	63	—
Morgan Stanley & Co. LLC	2.74%	SOFR	USD 3,668	9/6/27	Annually	208	208	—
Total Interest Rate Swaps						$674	$674	$—

See notes to consolidated financial statements.
32

FS Credit Income Fund

Consolidated Schedule of Investments (continued)

As of October 31, 2022 (in thousands, except share amounts)

Cross-Currency Swaps

Counterparty	Fund Pays	Fund Receives	Notional Amount of Currency Delivered	Notional Amount of Currency Received	Expiration Date	Periodic Payment Frequency	Fair Value(c)	Unrealized Appreciation	Unrealized Depreciation
JPMorgan Chase Bank, N.A.	3 Month EURIBOR plus a spread of (0.1435%)	3 Month LIBOR	EUR 1,977	USD 2,249	12/3/23	Quarterly	$304	$304	$—
JPMorgan Chase Bank, N.A.	3 Month EURIBOR plus a spread of (0.075%)	3 Month LIBOR	EUR 1,199	USD 1,407	8/13/23	Quarterly	230	230	—
JPMorgan Chase Bank, N.A.	3 Month EURIBOR plus a spread of (0.072%)	3 Month LIBOR	EUR 5,365	USD 6,062	12/15/23	Quarterly	768	768	—
JPMorgan Chase Bank, N.A.	3 Month EURIBOR plus a spread of (0.0925%)	3 Month LIBOR	EUR 4,475	USD 5,183	11/5/23	Quarterly	821	821	—
JPMorgan Chase Bank, N.A.	3 Month EURIBOR plus a spread of (0.33375%)	3 Month LIBOR	EUR 347	USD 418	1/16/23	Quarterly	75	75	—
JPMorgan Chase Bank, N.A.	3 Month EURIBOR plus a spread of (0.33375%)	3 Month LIBOR	EUR 1,209	USD 1,455	1/16/23	Quarterly	262	262	—
JPMorgan Chase Bank, N.A.	3 Month EURIBOR plus a spread of (0.195%)	3 Month LIBOR	EUR 794	USD 914	10/5/23	Quarterly	132	132	—
JPMorgan Chase Bank, N.A.	3 Month EURIBOR plus a spread of (0.2335%)	3 Month LIBOR	EUR 464	USD 541	6/1/23	Quarterly	85	85	—
JPMorgan Chase Bank, N.A.	3 Month EURIBOR plus a spread of (0.16375%)	3 Month LIBOR	EUR 4,212	USD 4,909	7/20/23	Quarterly	753	753	—

See notes to consolidated financial statements.
33

FS Credit Income Fund

Consolidated Schedule of Investments (continued)

As of October 31, 2022 (in thousands, except share amounts)

Counterparty	Fund Pays	Fund Receives	Notional Amount of Currency Delivered	Notional Amount of Currency Received	Expiration Date	Periodic Payment Frequency	Fair Value(c)	Unrealized Appreciation	Unrealized Depreciation
JPMorgan Chase Bank, N.A.	3 Month EURIBOR plus a spread of (0.19%)	3 Month LIBOR	EUR 720	USD 818	8/20/23	Quarterly	$112	$112	$—
JPMorgan Chase Bank, N.A.	1 Month ESTRONR plus a spread of (0.37%)	SOFR	EUR 1,472	USD 1,440	10/21/24	Annually	(13)	—	13
JPMorgan Chase Bank, N.A.	3 Month SONIA plus a spread of 0.20%	SOFR	GBP 1,479	USD 1,675	10/24/24	Annually	(20)	—	20
JPMorgan Chase Bank, N.A.	3 Month EURIBOR plus a spread of (0.092625%)	3 Month LIBOR	EUR 8,280	USD 10,075	1/13/23	Quarterly	1,899	1,899	—
JPMorgan Chase Bank, N.A.	3 Month EURIBOR plus a spread of (0.07%)	3 Month LIBOR	EUR 1,561	USD 1,842	11/16/22	Quarterly	310	310	—
JPMorgan Chase Bank, N.A.	3 Month SONIA plus a spread of 0.1018%	3 Month LIBOR	GBP 2,027	USD 2,823	3/12/23	Quarterly	522	522	—
JPMorgan Chase Bank, N.A.	3 Month EURIBOR plus a spread of (0.085%)	3 Month LIBOR	EUR 1,744	USD 2,077	3/23/23	Quarterly	358	358	—
JPMorgan Chase Bank, N.A.	3 Month EURIBOR plus a spread of (0.0677%)	3 Month LIBOR	EUR 4,618	USD 5,472	7/23/23	Quarterly	$916	$916	$—
Total Cross-Currency Swaps							$7,514	$7,547	$33

See notes to consolidated financial statements.
34

FS Credit Income Fund

Consolidated Schedule of Investments (continued)

As of October 31, 2022 (in thousands, except share amounts)

Total Return Debt Swaps(f)

Counterparty	Fund Pays	Fund Receives	Notional Amount	Expiration Date	Periodic Payment Frequency	Fair Value(c)	Unrealized Appreciation	Unrealized Depreciation
Bank of America, N.A.	SIFMA Municipal Swap Index plus a spread of 1.45%	Texas Department of Housing and Community Affairs Multifamily Housing Revenue Bonds (Santora Villas Apartments, 5.80%, 5/1/2047), Series 2007	USD 619	5/1/47	Monthly	$(8)	$—	$8
Bank of America, N.A.	SIFMA Municipal Swap Index plus a spread of 1.30%	City of Los Angeles Multifamily Housing Revenue Bonds (Windward Preservation Apartments, 5.85%, 10/1/2044), Series 2006C	USD 403	6/1/23	Monthly	(9)	—	9
Bank of America, N.A.	SIFMA Municipal Swap Index plus a spread of 1.30%	California Statewide Communities Development Authority Multifamily Housing Revenue Bonds (La Mission Village Apartments Project, 5.75%, 5/1/2049), Series 2006Q	USD 223	6/1/23	Monthly	(11)	—	11
Bank of America, N.A.	SIFMA Municipal Swap Index plus a spread of 1.30%	Sacramento Housing Authority Multifamily Revenue Bonds (Willow Glen Apartments, 5.75%, 4/1/2056), Series 2007F	USD 247	6/1/23	Monthly	(11)	—	11

See notes to consolidated financial statements.
35

FS Credit Income Fund

Consolidated Schedule of Investments (continued)

As of October 31, 2022 (in thousands, except share amounts)

Counterparty	Fund Pays	Fund Receives	Notional Amount	Expiration Date	Periodic Payment Frequency	Fair Value(c)	Unrealized Appreciation	Unrealized Depreciation
Bank of America, N.A.	SIFMA Municipal Swap Index plus a spread of 1.30%	San Antonio Housing Finance Corporation Multifamily Housing Revenue Bonds (Artisan at Salado Heights, 5.80%, 5/1/2050), Series 2006	USD 700	6/1/23	Monthly	$(12)	$—	$12
Bank of America, N.A.	SIFMA Municipal Swap Index plus a spread of 1.45%	District of Columbia Housing Finance Agency Multifamily Housing Revenue Bonds (Carver Apartments Project, 5.88%, 10/1/2049), Series 2006	USD 369	6/1/23	Monthly	(13)	—	13
Bank of America, N.A.	SIFMA Municipal Swap Index plus a spread of 1.45%	Louisiana Housing Finance Agency Multifamily Housing Revenue Bonds (The Crossings Apartments, 6.15%, 5/1/2048) Series 2006	USD 374	5/1/48	Monthly	(13)	—	13
Bank of America, N.A.	SIFMA Municipal Swap Index plus a spread of 1.45%	California Statewide Communities Development Authority Multifamily Housing Revenue Bonds (Rose of Sharon Senior Homes, 5.85%, 3/1/2045) Series 2006PP	USD 273	12/1/36	Monthly	(17)	—	17

See notes to consolidated financial statements.
36

FS Credit Income Fund

Consolidated Schedule of Investments (continued)

As of October 31, 2022 (in thousands, except share amounts)

Counterparty	Fund Pays	Fund Receives	Notional Amount	Expiration Date	Periodic Payment Frequency	Fair Value(c)	Unrealized Appreciation	Unrealized Depreciation
Bank of America, N.A.	SIFMA Municipal Swap Index plus a spread of 1.45%	San Antonio Housing Finance Corporation Multifamily Housing Revenue Bonds (Costa Miranda Apartments Project, 6.10%, 10/1/2050), Series 2006	USD 601	10/1/50	Monthly	$(31)	$—	$31
Bank of America, N.A.	SIFMA Municipal Swap Index plus a spread of 1.45%	Massachusetts Development Finance Agency Housing Revenue Bonds (East Canton Apartments Project, 5.90%, 5/1/2055) Series 2006A	USD 587	5/1/55	Monthly	$(33)	$—	$33
Total Total Returns Debt Swaps						$(158)	$—	$158

(a)Security may be an obligation of one or more entities affiliated with the named company.

(b)Denominated in U.S. dollars unless otherwise noted.

(c)Fair value is determined by FS Credit Income Fund’s (the “Fund”) investment adviser, FS Credit Income Advisor, LLC (“FS Credit Income Advisor”), which has been designated by the Fund’s Board as its valuation designee. See notes 2 and 8 for additional information regarding FS Credit Income Advisor’s policy on the valuation of the Fund’s investments, fair value hierarchy levels and other significant accounting policies.

(d)Position or portion thereof unsettled as of October 31, 2022.

(e)Certain variable rate securities in the Fund’s portfolio bear interest at a rate determined by a publicly disclosed base rate plus a basis point spread. As of October 31, 2022, the one-month, three-month and six-month London Interbank Offered Rate (“LIBOR” or “L”) was 3.80%, 4.46% and 4.92%, respectively, the one-month, three-month and six-month Euro Interbank Offered Rate (“EURIBOR” or “E”) was 1.25%, 1.70% and 2.13%, respectively, the three-month GBP London Interbank Offered Rate (“GBP LIBOR”) was 3.36%, the Swiss Average Rate Overnight (“SARON”) was 0.46%, the SIFMA Municipal Swap Index was 2.24%, the Sterling Overnight Index Average (“SONIA”) was 2.19%, the U.S. Prime rate (“P”) was 6.25%, the one-month, three-month and six-month Secured Overnight Financing Rate (“SOFR” or “S”) was 3.76%, 4.11% and 4.46%, respectively, and the Euro Short-Term Rate Volume Weighted Trimmed Mean Rate (“ESTRON”) was 0.65%.

(f)Security is classified as Level 3 in the Fund’s fair value hierarchy (See Note 8).

(g)Security is an unfunded commitment. The stated rate reflects the spread disclosed at the time of commitment and may not indicate the actual rate received upon funding.

(h)Security is in default.

(i)Exempt from registration under Rule 144A of the Securities Act of 1933, as amended. Such securities may be deemed liquid by the investment adviser and may be resold, normally to qualified institutional buyers in transactions exempt from registration. Total market value of Rule 144A securities amounts to $265,666, which represents approximately 56.2% of net assets as of October 31, 2022.

(j)Security or portion thereof is pledged as collateral supporting the amounts outstanding under the prime brokerage facility with BNP Paribas Prime Brokerage International, Ltd. (“BNP”). Securities may be rehypothecated from time to time as permitted under Rule 15c-1(a)(1) promulgated under the Securities Exchange Act of 1934, as amended, subject to terms and conditions governing the prime brokerage facility with BNP. As of October 31, 2022, there were no securities rehypothecated by BNP.

(k)Security or portion thereof is pledged as collateral supporting the amounts outstanding under the reverse repurchase agreement.

(l)Variable or floating rate security for which the interest rate adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. Rate shown is the rate in effect as of period end.

(m)Security is non-income producing.

(n)The security has a perpetual maturity; the date displayed is the next call date.

(o)Issuer of the security is an affiliate of the Fund’s investment sub-adviser, GoldenTree Sub-Advisor.

See notes to consolidated financial statements.
37

FS Credit Income Fund

Consolidated Schedule of Investments (continued)

As of October 31, 2022 (in thousands, except share amounts)

(p)Security is reflected in shares.

(q)Issued with a zero coupon. Income is recognized through the accretion of discount.

(r)Security held within FS Credit Income Equity Blocker, LLC, a wholly-owned subsidiary of the Fund.

(s)Rate represents the seven-day yield as of October 31, 2022. The Morgan Stanley Institutional Liquid Reserves Fund’s financial statements are available on the SEC’s website at http://www.sec.gov.

(t)Includes the effect of investments sold short, forward foreign currency exchange contracts, futures contracts, swap contracts and reverse repurchase agreements payable.

CAD—Canadian Dollar

CDO—Collateralized Debt Obligation

CHF—Swiss Franc

COP—Certificates of Participation

EUR—Euro

FRN—Floating Rate Note

GBP—British Pound

MBS—Mortgage-Backed Security

PIK—Payment In Kind

USD—U.S. Dollar

£—British Pound

€—Euro

$—U.S. Dollar

FS Credit Income Fund

Consolidated Statement of Assets and Liabilities

(in thousands, except share and per share amounts)

See notes to consolidated financial statements.
38

October 31, 2022
Assets
Investments, at fair value (amortized cost—$629,795)	$578,583
Cash	361
Restricted cash	973
Foreign currency (cost—$3,904)	3,836
Collateral held at broker(1)	4,722
Receivable for investments sold	10,879
Receivable from Fund shares sold	228
Reimbursement due from adviser(2)	273
Dividends receivable	6
Interest receivable	7,558
Unrealized appreciation on forward foreign currency exchange contracts	3,189
Unrealized appreciation on swap contracts	8,221
Receivable for variation margin on futures contracts	47
Payment due from broker	2
Prepaid expenses and other assets	92
Total assets	$618,970

Liabilities
Financing arrangement payable	$98,632
Repurchase agreement payable	8,815
Investments sold short, at fair value (proceeds $6,412)	6,262
Unrealized depreciation on forward foreign currency exchange contracts	423
Unrealized depreciation on swap contracts	191
Collateral due to broker	9,245
Payable for investments purchased	18,434
Payment due to broker	1
Management fees payable	2,398
Administrative services expense payable	3
Accounting and administrative fees payable	431
Interest expense payable	380
Professional fees payable	200
Trustees’ fees payable	28
Interest payable for investments sold short	80
Shareholder service fee payable—Class A	2
Shareholder service and distribution fees payable—Class T	1
Distribution fee payable—Class U	88
Shareholder service and distribution fees payable—Class U-2	10
Other accrued expenses and liabilities	219
Total liabilities	$145,843
Net assets	$473,127

Commitments and contingencies ($2,586)(3)

Composition of net assets
Common shares, $0.001 par value, unlimited shares authorized	$41
Capital in excess of par value	534,121
Accumulated earnings (deficit)	(61,035)
Net assets	$473,127

FS Credit Income Fund

Consolidated Statement of Assets and Liabilities (continued)

(in thousands, except share and per share amounts)

See notes to consolidated financial statements.
39

October 31, 2022
Class A Shares
Net Assets	$9,543
Shares Outstanding	835,216
Net Asset Value Per Share (net assets ÷ shares outstanding)	$11.43
Maximum Offering Price Per Share ($11.43 ÷ 94.25% of net asset value per share)	$12.13

Class I Shares
Net Assets	$289,321
Shares Outstanding	25,234,440
Net Asset Value Per Share (net assets ÷ shares outstanding)	$11.47

Class T Shares
Net Assets	$2,865
Shares Outstanding	250,038
Net Asset Value Per Share (net assets ÷ shares outstanding)	$11.46
Maximum Offering Price Per Share ($11.46 ÷ 96.50% of net asset value per share)	$11.88

Class U Shares
Net Assets	$141,863
Shares Outstanding	12,436,322
Net Asset Value Per Share (net assets ÷ shares outstanding)	$11.41

Class U-2 Shares
Net Assets	$29,535
Shares Outstanding	2,568,950
Net Asset Value Per Share (net assets ÷ shares outstanding)	$11.50
Maximum Offering Price Per Share ($11.50 ÷ 97.50% of net asset value per share(4)	$11.79

(1)Represents cash on deposit at broker.

(2)See Note 4 for a discussion of reimbursements payable to the Fund by its investment adviser and affiliates.

(3)See Note 11 for a discussion of the Fund’s commitments and contingencies.

(4)A contingent deferred sales charge of 1.50% may be assessed on Class U-2 Shares purchased without a sales charge if they are repurchased before the first day of the month of the one-year anniversary of the purchase.

See notes to consolidated financial statements.
40

FS Credit Income Fund

Consolidated Statement of Operations

(in thousands)

Year Ended October 31, 2022
Investment income
Interest income	$34,268
Fee income	493
Dividend income	59
Total investment income	34,820

Operating expenses
Management fees	9,162
Administrative services expenses	65
Accounting and administrative fees	663
Interest expense	1,539
Professional fees	252
Trustees’ fees	90
Shareholder service fee—Class A	25
Shareholder service and distribution fees—Class T	15
Distribution fee—Class U	1,102
Shareholder service and distribution fees—Class U-2	23
Other general and administrative expenses	918
Total operating expenses	13,854
Less: Expense reimbursement(1)	(786)
Net operating expenses	13,068
Net investment income before taxes	21,752
Excise tax	188
Net investment income	21,564

Realized and unrealized gain/loss
Net realized gain (loss) on investments	(30,363)
Net realized gain (loss) on forward foreign currency exchange contracts	3,390
Net realized gain (loss) on swap contracts	4,123
Net realized gain (loss) on investments sold short	507
Net realized gain (loss) on futures contracts	716
Net realized gain (loss) on foreign currency	(307)
Net change in unrealized appreciation (depreciation) on investments	(60,358)
Net change in unrealized appreciation (depreciation) on forward foreign currency exchange contracts	2,304
Net change in unrealized appreciation (depreciation) on swap contracts	7,357
Net change in unrealized appreciation (depreciation) on investments sold short	110
Net change in unrealized appreciation (depreciation) on futures contracts	(56)
Net change in unrealized gain (loss) on foreign currency	(129)
Total net realized gain (loss) and unrealized appreciation (depreciation)	(72,706)
Net increase (decrease) in net assets resulting from operations	$(51,142)

(1)See Note 4 for a discussion of reimbursements payable to the Fund by its investment adviser and affiliates.

See notes to consolidated financial statements.
41

FS Credit Income Fund

Consolidated Statements of Changes in Net Assets

(in thousands)

	Year Ended October 31,
	2022	2021
Operations
Net investment income	$21,564	$13,827
Net realized gain (loss) on investments, forward foreign currency exchange contracts, swap contracts, investments sold short, futures contracts and foreign currency	(21,934)	11,208
Net change in unrealized appreciation (depreciation) on investments	(60,358)	18,269
Net change in unrealized appreciation (depreciation) on forward foreign currency exchange contracts	2,304	643
Net change in unrealized appreciation (depreciation) on swap contracts	7,357	1,154
Net change in unrealized appreciation (depreciation) on investments sold short	110	40
Net change in unrealized appreciation (depreciation) on futures contracts	(56)	72
Net change in unrealized gain (loss) on foreign currency	(129)	39
Net increase (decrease) in net assets resulting from operations	(51,142)	45,252

Shareholder distributions(1)
Distributions to shareholders
Class A	(583)	(499)
Class I	(17,286)	(13,372)
Class T	(163)	(131)
Class U	(7,661)	(4,772)
Class U-2	(1,786)	(355)
Net decrease in net assets resulting from shareholder distributions	(27,479)	(19,129)

Capital share transactions(2)
Net increase in net assets resulting from capital share transactions	104,222	166,742

Total increase in net assets	25,601	192,865
Net assets at beginning of year	447,526	254,661
Net assets at end of year	$473,127	$447,526

(1)See Note 5 for a discussion of the sources of distributions paid by the Fund.

(2)See Note 3 for a discussion of the Fund’s common share transactions.

See notes to consolidated financial statements.
42

FS Credit Income Fund

Consolidated Statement of Cash Flows

(in thousands)

Year Ended October 31, 2022
Cash flows from operating activities
Net increase (decrease) in net assets resulting from operations	$(51,142)
Adjustments to reconcile net increase (decrease) in net assets resulting from operations to net cash provided by (used in) operating activities:
Purchases of investments	(826,209)
Proceeds from sales and repayments of investments	662,558
Investments sold short, net	6,404
Net realized gain (loss) on investments	30,363
Net realized (gain) loss on investments sold short	(507)
Net change in unrealized (appreciation) depreciation on investments	60,358
Net change in unrealized (appreciation) depreciation on forward foreign currency exchange contracts	(2,304)
Net change in unrealized (appreciation) depreciation on swap contracts	(7,357)
Net change in unrealized (appreciation) depreciation on investments sold short	(110)
Net change in unrealized (appreciation) depreciation on futures contracts	56
Accretion of discount	(1,175)
(Increase) decrease in collateral held at broker	(4,381)
(Increase) decrease in receivable for investments sold	3,266
(Increase) decrease in reimbursement due from adviser(1)	4
(Increase) decrease in dividends receivable	(6)
(Increase) decrease in interest receivable	(2,487)
(Increase) decrease in payment due from broker	(1)
(Increase) decrease in prepaid expenses and other assets	(43)
Increase (decrease) in repurchase agreement payable	6,535
Increase (decrease) in collateral due to broker	9,211
Increase (decrease) in payable for investments purchased	(12,119)
Increase (decrease) in payments due to broker	1
Increase (decrease) in management fees payable	383
Increase (decrease) in administrative services expenses payable	(16)
Increase (decrease) in accounting and administrative fees payable	(35)
Increase (decrease) in interest expense payable	324
Increase (decrease) in professional fees payable	(11)
Increase (decrease) in interest payable for investments sold short	78
Increase (decrease) in trustees’ fees payable	(4)
Increase (decrease) in shareholder service fee payable—Class A	—
Increase (decrease) in shareholder service and distribution fees payable—Class T	—
Increase (decrease) in distribution fee payable—Class U	8
Increase (decrease) in shareholder service and distribution fees payable—Class U-2	(24)
Increase (decrease) in other accrued expenses and liabilities	88
Net cash provided by (used in) operating activities	(128,294)

Cash flows from financing activities
Issuance of common shares	167,898
Repurchases of common shares	(77,951)
Shareholder distributions paid	(11,886)
Borrowings under financing arrangement(2)	276,141
Repayments under financing arrangement(2)	(230,727)
Net cash provided by (used in) financing activities	123,475
Total increase (decrease) in cash	(4,819)
Cash, restricted cash and foreign currency at beginning of year	9,989
Cash, restricted cash and foreign currency at end of year(3)	$5,170

Supplemental disclosure
Reinvestment of shareholder distributions	$15,593
Excise and state taxes paid	$188

(1)See Note 4 for a discussion of reimbursements payable to the Fund by its investment adviser and affiliates.

(2)See Note 9 for a discussion of the Fund’s financing arrangement. During the year ended October 31, 2022, borrowings under the financing arrangement included $1,215 of capitalized interest.

(3)Balance includes cash and foreign currency of $4,197 and restricted cash of $973. Restricted cash is the cash collateral required to be posted pursuant to the Fund’s derivative contracts.

See notes to consolidated financial statements.
43

FS Credit Income Fund

Consolidated Financial Highlights—Class A Shares

(in thousands, except share and per share amounts)

	Year Ended October 31,				Period from June 1, 2018 (Commencement of Operations) through October 31, 2018
	2022	2021	2020	2019
Per Share Data:(1)
Net asset value, beginning of period	$13.46	$12.26	$12.71	$12.87	$12.89
Results of operations
Net investment income(2)	0.56	0.52	0.61	0.63	0.23
Net realized gain (loss) and unrealized appreciation (depreciation)	(1.87)	1.40	(0.34)	(0.06)	0.12
Net increase (decrease) in net assets resulting from operations	(1.31)	1.92	0.27	0.57	0.35
Shareholder Distributions:(3)
Distributions from net investment income	(0.72)	(0.72)	(0.72)	(0.73)	(0.37)
Distributions from net realized gain on investments	—	—	—	(0.00)	—
Net decrease in net assets resulting from shareholder distributions	(0.72)	(0.72)	(0.72)	(0.73)	(0.37)
Net asset value, end of period	$11.43	$13.46	$12.26	$12.71	$12.87
Shares outstanding, end of period	835,216	728,645	748,523	949,993	69,904
Total return(4)	(9.92)%	15.82%	2.48%	4.56%	2.72	%(5)

Ratio/Supplemental Data:
Net assets, end of period	$9,543	$9,811	$9,175	$12,072	$900
Ratio of net investment income to average net assets(6)(7)	4.46%	3.92%	4.98%	4.92%	4.30%
Ratio of total expenses to average net assets(6)	2.91%	3.00%	3.22%	3.34%	4.28%
Ratio of expense reimbursement from adviser to average net assets(6)	(0.16)%	(0.29)%	(0.35)%	(0.55)%	(1.59)%
Ratio of net expenses to average net assets(6)	2.75%	2.71%	2.87%	2.79%	2.69%
Portfolio turnover rate	121%	113%	166%	126%	114	%(5)
Total amount of senior securities outstanding exclusive of treasury securities	$98,632	$53,218	$65,987	$36,094	$10,175
Asset coverage, per $1,000 of credit facility borrowings(8)	$5,797	$9,409	$4,859	$6,602	$11,643
Asset coverage ratio per unit(8)	5.80	9.41	4.86	6.60	11.64

(1)Per share data may be rounded in order to compute the ending net asset value per share.

(2)The per share data was derived by using the average number of common shares outstanding during the applicable period.

(3)The per share data for net decrease in net assets resulting from shareholder distributions reflects the actual amount of distributions declared per Class A common share during the applicable period.

(4)The total return is historical and is calculated by determining the percentage change in net asset value, assuming the reinvestment of all distributions in additional common shares of the same class of the Fund at such class’ net asset value per share in accordance with the Fund’s distribution reinvestment plan. The total return does not consider the effect of any selling commissions or charges that may be incurred in connection with the sale of the Fund’s common shares. The historical calculation of total return in the table should not be considered a representation of the Fund’s future total return, which may be greater or less than the total return shown in the table due to a number of factors, including, among others, the Fund’s ability or inability to make investments that meet its investment criteria, the interest rates payable on the debt securities the Fund acquires, the level of the Fund’s expenses, the amount of the expense limitation, if any, variations in and the timing of the recognition of realized and unrealized gains or losses, the degree to which the Fund encounters competition in its markets and general economic conditions. As a result of these and other factors, results for any previous period should not be relied upon as being indicative of performance in future periods. The total return calculations set forth above represent the total return on the Fund during the applicable period on a per class basis and do not represent an actual return to shareholders.

(5)Information presented is not annualized.

(6)Average daily net assets for the applicable period is used for this calculation. Data for periods of less than one year is annualized.

(7)If the adviser had not waived or reimbursed certain expenses, the ratio of net investment income to average net assets would have been 4.30%, 3.63%, 4.63%, 4.37% and 2.71% for the years ended October 31, 2022, 2021, 2020 and 2019, and for the period from June 1, 2018 (Commencement of Operations) through October 31, 2018, respectively. See Note 4 for a discussion of reimbursements payable to the Fund by its investment adviser and affiliates.

(8)Represents the value of the Fund’s total assets available to cover senior securities, less all liabilities and indebtedness not represented by senior securities, to the aggregate amount of senior securities representing indebtedness.

See notes to consolidated financial statements.
44

FS Credit Income Fund

Consolidated Financial Highlights—Class I Shares

(in thousands, except share and per share amounts)

	Year Ended October 31,
	2022	2021	2020	2019	2018
Per Share Data:(1)
Net asset value, beginning of year	$13.50	$12.29	$12.74	$12.89	$12.50
Results of operations
Net investment income(2)	0.59	0.56	0.64	0.66	0.56
Net realized gain (loss) and unrealized appreciation (depreciation)	(1.87)	1.40	(0.34)	(0.06)	0.39
Net increase (decrease) in net assets resulting from operations	(1.28)	1.96	0.30	0.60	0.95
Shareholder Distributions:(3)
Distributions from net investment income	(0.75)	(0.75)	(0.75)	(0.75)	(0.56)
Distributions from net realized gain on investments	—	—	—	(0.00)	—
Net decrease in net assets resulting from shareholder distributions	(0.75)	(0.75)	(0.75)	(0.75)	(0.56)
Net asset value, end of year	$11.47	$13.50	$12.29	$12.74	$12.89
Shares outstanding, end of year	25,234,440	20,176,345	16,079,816	14,845,927	8,322,844
Total return(4)	(9.67)%	16.16%	2.76%	4.82%	7.68%

Ratio/Supplemental Data:
Net assets, end of year	$289,321	$272,424	$197,633	$189,185	$107,317
Ratio of net investment income to average net assets(5)(6)	4.74%	4.16%	5.27%	5.17%	4.38%
Ratio of total expenses to average net assets(5)	2.68%	2.74%	2.97%	3.09%	3.65%
Ratio of expense reimbursement from adviser to average net assets(5)	(0.16)%	(0.29)%	(0.35)%	(0.55)%	(1.33)%
Ratio of net expenses to average net assets(5)	2.52%	2.45%	2.62%	2.54%	2.32%
Portfolio turnover rate	121%	113%	166%	126%	114	%(7)
Total amount of senior securities outstanding exclusive of treasury securities	$98,632	$53,218	$65,987	$36,094	$10,175
Asset coverage, per $1,000 of credit facility borrowings(8)	$5,797	$9,409	$4,859	$6,602	$11,643
Asset coverage ratio per unit(8)	5.80	9.41	4.86	6.60	11.64

(1)Per share data may be rounded in order to compute the ending net asset value per share.

(2)The per share data was derived by using the average number of common shares outstanding during the applicable period.

(3)The per share data for net decrease in net assets resulting from shareholder distributions reflects the actual amount of distributions declared per Class I common share during the applicable period.

(4)The total return is historical and is calculated by determining the percentage change in net asset value, assuming the reinvestment of all distributions in additional common shares of the same class of the Fund at such class’ net asset value per share in accordance with the Fund’s distribution reinvestment plan. The total return does not consider the effect of any selling commissions or charges that may be incurred in connection with the sale of the Fund’s common shares. The historical calculation of total return in the table should not be considered a representation of the Fund’s future total return, which may be greater or less than the total return shown in the table due to a number of factors, including, among others, the Fund’s ability or inability to make investments that meet its investment criteria, the interest rates payable on the debt securities the Fund acquires, the level of the Fund’s expenses, the amount of the expense limitation, if any, variations in and the timing of the recognition of realized and unrealized gains or losses, the degree to which the Fund encounters competition in its markets and general economic conditions. As a result of these and other factors, results for any previous period should not be relied upon as being indicative of performance in future periods. The total return calculations set forth above represent the total return on the Fund during the applicable period on a per class basis and do not represent an actual return to shareholders.

(5)Average daily net assets is used for this calculation. Data for periods of less than one year is annualized.

(6)If the adviser had not waived or reimbursed certain expenses, the ratio of net investment income to average net assets would have been 4.58%, 3.87%, 4.92%, 4.62% and 3.05% for the years ended October 31, 2022, 2021, 2020, 2019 and 2018, respectively. See Note 4 for a discussion of reimbursements payable to the Fund by its investment adviser and affiliates.

(7)Information presented is not annualized.

(8)Represents the value of the Fund’s total assets available to cover senior securities, less all liabilities and indebtedness not represented by senior securities, to the aggregate amount of senior securities representing indebtedness.

See notes to consolidated financial statements.
45

FS Credit Income Fund

Consolidated Financial Highlights—Class T Shares

(in thousands, except share and per share amounts)

	Year Ended October 31,				Period from August 14, 2018 (Commencement of Operations) through October 31, 2018
	2022	2021	2020	2019
Per Share Data:(1)
Net asset value, beginning of period	$13.49	$12.28	$12.74	$12.90	$13.03
Results of operations
Net investment income(2)	0.53	0.49	0.58	0.60	0.12
Net realized gain (loss) and unrealized appreciation (depreciation)	(1.87)	1.40	(0.35)	(0.06)	(0.07)
Net increase (decrease) in net assets resulting from operations	(1.34)	1.89	0.23	0.54	0.05
Shareholder Distributions:(3)
Distributions from net investment income	(0.69)	(0.68)	(0.69)	(0.70)	(0.18)
Distributions from net realized gain on investments	—	—	—	(0.00)	—
Net decrease in net assets resulting from shareholder distributions	(0.69)	(0.68)	(0.69)	(0.70)	(0.18)
Net asset value, end of period	$11.46	$13.49	$12.28	$12.74	$12.90
Shares outstanding, end of period	250,038	226,670	154,266	71,205	5,832
Total return(4)	(10.13)%	15.59%	2.19%	4.36%	0.39	%(5)

Ratio/Supplemental Data:
Net assets, end of period	$2,865	$3,059	$1,895	$907	$75
Ratio of net investment income to average net assets(6)(7)	4.21%	3.63%	4.80%	4.67%	4.28%
Ratio of total expenses to average net assets(6)	3.18%	3.24%	3.48%	3.59%	4.18%
Ratio of expense reimbursement from adviser to average net assets(6)	(0.16)%	(0.29)%	(0.35)%	(0.55)%	(1.14)%
Ratio of net expenses to average net assets(6)	3.02%	2.95%	3.13%	3.04%	3.04%
Portfolio turnover rate	121%	113%	166%	126%	114	%(5)
Total amount of senior securities outstanding exclusive of treasury securities	$98,632	$53,218	$65,987	$36,094	$10,175
Asset coverage, per $1,000 of credit facility borrowings(8)	$5,797	$9,409	$4,859	$6,602	$11,643
Asset coverage ratio per unit(8)	5.80	9.41	4.86	6.60	11.64

(1)Per share data may be rounded in order to compute the ending net asset value per share.

(2)The per share data was derived by using the average number of common shares outstanding during the applicable period.

(3)The per share data for net decrease in net assets resulting from shareholder distributions reflects the actual amount of distributions declared per Class T common share during the applicable period.

(4)The total return is historical and is calculated by determining the percentage change in net asset value, assuming the reinvestment of all distributions in additional common shares of the same class of the Fund at such class’ net asset value per share in accordance with the Fund’s distribution reinvestment plan. The total return does not consider the effect of any selling commissions or charges that may be incurred in connection with the sale of the Fund’s common shares. The historical calculation of total return in the table should not be considered a representation of the Fund’s future total return, which may be greater or less than the total return shown in the table due to a number of factors, including, among others, the Fund’s ability or inability to make investments that meet its investment criteria, the interest rates payable on the debt securities the Fund acquires, the level of the Fund’s expenses, the amount of the expense limitation, if any, variations in and the timing of the recognition of realized and unrealized gains or losses, the degree to which the Fund encounters competition in its markets and general economic conditions. As a result of these and other factors, results for any previous period should not be relied upon as being indicative of performance in future periods. The total return calculations set forth above represent the total return on the Fund during the applicable period on a per class basis and do not represent an actual return to shareholders.

(5)Information presented is not annualized.

(6)Average daily net assets is used for this calculation. Data for periods of less than one year is annualized.

(7)If the adviser had not waived or reimbursed certain expenses, the ratio of net investment income to average net assets would have been 4.05%, 3.34%, 4.45%, 4.12% and 3.14% for the years ended October 31, 2022, 2021, 2020 and 2019, and for the period from August 14, 2018 (Commencement of Operations) through October 31, 2018, respectively. See Note 4 for a discussion of reimbursements payable to the Fund by its investment adviser and affiliates.

(8)Represents the value of the Fund’s total assets available to cover senior securities, less all liabilities and indebtedness not represented by senior securities, to the aggregate amount of senior securities representing indebtedness.

See notes to consolidated financial statements.
46

FS Credit Income Fund

Consolidated Financial Highlights—Class U Shares

(in thousands, except share and per share amounts)

	Year Ended October 31,			Period from September 17, 2019 (Commencement of Operations) through October 31, 2019
	2022	2021	2020
Per Share Data:(1)
Net asset value, beginning of period	$13.44	$12.24	$12.73	$13.06
Results of operations
Net investment income(2)	0.49	0.45	0.57	0.07
Net realized gain (loss) and unrealized appreciation (depreciation)	(1.86)	1.40	(0.36)	(0.22)
Net increase (decrease) in net assets resulting from operations	(1.37)	1.85	0.21	(0.15)
Shareholder Distributions:(3)
Distributions from net investment income	(0.66)	(0.65)	(0.70)	(0.18)
Net decrease in net assets resulting from shareholder distributions	(0.66)	(0.65)	(0.70)	(0.18)
Net asset value, end of period	$11.41	$13.44	$12.24	$12.73
Shares outstanding, end of period	12,436,322	10,320,524	3,754,756	1,531
Total return(4)	(10.40)%	15.31%	2.03%	(1.12	)%(5)

Ratio/Supplemental Data:
Net assets, end of period	$141,863	$138,704	$45,958	$20
Ratio of net investment income to average net assets(6)(7)	3.97%	3.35%	4.75%	4.28%
Ratio of total expenses to average net assets(6)	3.43%	3.48%	3.73%	3.85%
Ratio of expense reimbursement from adviser to average net assets(6)	(0.16)%	(0.29)%	(0.34)%	(0.55)%
Ratio of net expenses to average net assets(6)	3.27%	3.19%	3.39%	3.30%
Portfolio turnover rate	121%	113%	166%	126	%(5)
Total amount of senior securities outstanding exclusive of treasury securities	$98,632	$53,218	$65,987	$36,094
Asset coverage, per $1,000 of credit facility borrowings(8)	$5,797	$9,409	$4,859	$6,602
Asset coverage ratio per unit(8)	5.80	9.41	4.86	6.60

(1)Per share data may be rounded in order to compute the ending net asset value per share.

(2)The per share data was derived by using the average number of common shares outstanding during the period.

(3)The per share data for net decrease in net assets resulting from shareholder distributions reflects the actual amount of distributions declared per Class U common share during the applicable period.

(4)The total return is historical and is calculated by determining the percentage change in net asset value, assuming the reinvestment of all distributions in additional common shares of the same class of the Fund at such class’ net asset value per share in accordance with the Fund’s distribution reinvestment plan. The total return does not consider the effect of any selling commissions or charges that may be incurred in connection with the sale of the Fund’s common shares. The historical calculation of total return in the table should not be considered a representation of the Fund’s future total return, which may be greater or less than the total return shown in the table due to a number of factors, including, among others, the Fund’s ability or inability to make investments that meet its investment criteria, the interest rates payable on the debt securities the Fund acquires, the level of the Fund’s expenses, the amount of the expense limitation, if any, variations in and the timing of the recognition of realized and unrealized gains or losses, the degree to which the Fund encounters competition in its markets and general economic conditions. As a result of these and other factors, results for any previous period should not be relied upon as being indicative of performance in future periods. The total return calculations set forth above represent the total return on the Fund during the period on a per class basis and does not represent an actual return to shareholders.

(5)Information presented is not annualized.

(6)Average daily net assets is used for this calculation. Data for periods of less than one year is annualized.

(7)If the adviser had not waived or reimbursed certain expenses, the ratio of net investment income to average net assets would have been 3.81%, 3.06%, 4.41% and 3.73% for the years ended October 31, 2022, 2021, 2020, and for the period from September 17, 2019 (Commencement of Operations) through October 31, 2019, respectively. See Note 4 for a discussion of reimbursements payable to the Fund by its investment adviser and affiliates.

(8)Represents the value of the Fund’s total assets available to cover senior securities, less all liabilities and indebtedness not represented by senior securities, to the aggregate amount of senior securities representing indebtedness.

See notes to consolidated financial statements.
47

FS Credit Income Fund

Consolidated Financial Highlights—Class U-2 Shares

(in thousands, except share and per share amounts)

	Year Ended October 31, 2022	Period from December 18, 2020 (Commencement of Operations) through October 31, 2021
Per Share Data:(1)
Net asset value, beginning of period	$13.52	$13.24
Results of operations
Net investment income(2)	0.58	0.39
Net realized gain (loss) and unrealized appreciation (depreciation)	(1.87)	0.54
Net increase (decrease) in net assets resulting from operations	(1.29)	0.93
Shareholder distributions:(3)
Distributions from net investment income	(0.73)	(0.65)
Net decrease in net assets resulting from shareholder distributions	(0.73)	(0.65)
Net asset value, end of period	$11.50	$13.52
Shares outstanding, end of period	2,568,950	1,739,492
Total return(4)	(9.70)%	7.16	%(5)

Ratio/Supplemental Data:
Net assets, end of period	$29,535	$23,528
Ratio of net investment income to average net assets(6)(7)	4.67%	3.33%
Ratio of total expenses to average net assets(6)	2.77%	3.41%
Ratio of expense reimbursement from adviser to average net assets(6)	(0.16)%	(0.29)%
Ratio of net expenses to average net assets(6)	2.61%	3.12%
Portfolio turnover rate	121%	113	%(5)
Total amount of senior securities outstanding exclusive of treasury securities	$98,632	$53,218
Asset coverage, per $1,000 of credit facility borrowings(8)	$5,797	$9,409
Asset coverage ratio per unit(8)	5.80	9.41

(1)Per share data may be rounded in order to compute the ending net asset value per share.

(2)The per share data was derived by using the average number of common shares outstanding during the period.

(3)The per share data for net decrease in net assets resulting from shareholder distributions reflects the actual amount of distributions declared per Class U-2 common share during the applicable period.

(4)The total return is historical and is calculated by determining the percentage change in net asset value, assuming the reinvestment of all distributions in additional common shares of the same class of the Fund at such class’ net asset value per share in accordance with the Fund’s distribution reinvestment plan. The total return does not consider the effect of any selling commissions or charges that may be incurred in connection with the sale of the Fund’s common shares. The historical calculation of total return in the table should not be considered a representation of the Fund’s future total return, which may be greater or less than the total return shown in the table due to a number of factors, including, among others, the Fund’s ability or inability to make investments that meet its investment criteria, the interest rates payable on the debt securities the Fund acquires, the level of the Fund’s expenses, the amount of the expense limitation, if any, variations in and the timing of the recognition of realized and unrealized gains or losses, the degree to which the Fund encounters competition in its markets and general economic conditions. As a result of these and other factors, results for any previous period should not be relied upon as being indicative of performance in future periods. The total return calculations set forth above represent the total return on the Fund during the period on a per class basis and does not represent an actual return to shareholders.

(5)Information presented is not annualized.

(6)Average daily net assets is used for this calculation. Data for periods of less than one year is annualized.

(7)If the adviser had not waived or reimbursed certain expenses, the ratio of net investment income to average net assets would have been 4.51% and 3.04% for the year ended October 31, 2022 and for the period from December 18, 2020 (Commencement of Operations) through October 31, 2021, respectively. See Note 4 for a discussion of reimbursements payable to the Fund by its investment adviser and affiliates.

(8)Represents the value of the Fund’s total assets available to cover senior securities, less all liabilities and indebtedness not represented by senior securities, to the aggregate amount of senior securities representing indebtedness.

FS Credit Income Fund

Notes to Consolidated Financial Statements

(in thousands, except share and per share amounts)

48

Note 1. Principal Business and Organization

FS Credit Income Fund (the “Fund”) was formed as a Delaware statutory trust under the Delaware Statutory Trust Act on October 27, 2016 and commenced investment operations on November 1, 2017. Prior to commencing investment operations, the Fund had no operations except for matters relating to its organization and registration as a non-diversified, closed-end management investment company.

The Fund is a continuously offered, non-diversified, closed-end management investment company that operates as an interval fund pursuant to Rule 23c-3 under the Investment Company Act of 1940, as amended (“1940 Act”). The Fund offers seven classes of shares of beneficial interest — Class A Shares, Class I Shares, Class L Shares, Class M Shares, Class T Shares, Class U Shares and Class U-2 Shares (each defined below), which are substantially the same except that each class of shares has different sales charges and expenses. Shares are offered at a public offering price equal to the then-current net asset value per share of the applicable class, plus, in the case of Class A Shares, Class L Shares, Class T Shares and Class U-2 Shares, the applicable Sales Load. “Sales Load” includes selling commissions of up to 5.75% for Class A Shares, up to 3.50% for Class L Shares and Class T Shares and up to 2.50% for Class U-2 Shares. A contingent deferred sales charge of 1.50% may be assessed on Class U-2 Shares purchased without a sales charge if they are repurchased before the first day of the month of the one-year anniversary of the purchase. The Fund has elected to be treated for U.S. federal income tax purposes, and intends to qualify annually, as a regulated investment company (“RIC”), as defined under Subchapter M of the Internal Revenue Code of 1986, as amended (“Code”).

As of October 31, 2022, the Fund had a wholly-owned subsidiary through which it holds an interest in a portfolio company. The consolidated financial statements include both the Fund’s accounts and the accounts of the wholly-owned subsidiary it consolidated as of October 31, 2022 in accordance with U.S. generally accepted accounting principles (“GAAP”). All intercompany transactions have been eliminated in consolidation. The Fund’s consolidated subsidiary is subject to U.S. federal and state income taxes.

The Fund’s investment objective is to provide attractive total returns, including current income and capital appreciation. Under normal investment conditions, the Fund will invest at least 80% of its assets (including borrowings for investment purposes) in debt obligations. The securities acquired by the Fund may include all types of debt and equity obligations and may have varying terms with respect to collateralization, seniority or subordination, purchase price, convertibility, interest payments and maturity. There is no geographical or currency limitation on securities acquired by the Fund. The Fund may purchase debt and equity securities of non-U.S. governments and corporate entities domiciled outside of the U.S., including emerging market issuers.

The investment adviser to the Fund, FS Credit Income Advisor, LLC (“FS Credit Income Advisor”), oversees the management of the Fund’s activities and is responsible for developing investment guidelines with the GoldenTree Sub-Advisor (as defined below) and overseeing investment decisions for the Fund’s portfolio. FS Credit Income Advisor has engaged GoldenTree Asset Management Credit Advisor LLC (the “GoldenTree Sub-Advisor”), a wholly owned subsidiary of GoldenTree Asset Management LP (“GoldenTree”), to act as the Fund’s investment sub-adviser and make investment decisions for the Fund’s portfolio, subject to the oversight of FS Credit Income Advisor.

Note 2. Summary of Significant Accounting Policies

Basis of Presentation: The accompanying consolidated financial statements of the Fund have been prepared in accordance with GAAP. As provided under Accounting Standards Codification Topic 946, or ASC Topic 946, Financial Services — Investment Companies, the Fund will generally not consolidate its investment in a company other than a substantially or wholly-owned investment company or controlled operating company whose business consists of providing services to the Fund. Accordingly, the Fund consolidated the accounts of the Fund’s wholly-owned subsidiary in its consolidated financial statements. The Fund is considered an investment company under GAAP and follows the accounting and reporting guidance applicable to investment companies under ASC Topic 946. The Fund has evaluated the impact of subsequent events through the date the consolidated financial statements were issued.

Use of Estimates: The preparation of the Fund’s consolidated financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities, at the date of the consolidated financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. Many of the amounts have been rounded and all amounts are in thousands, except share and per share amounts.

Cash and Cash Equivalents: The Fund considers all highly liquid investments with original maturities of three months or less to be cash equivalents. The Fund may invest its cash in an institutional money market fund, which is stated at fair value. The Fund’s uninvested cash is maintained with a high credit quality financial institution.

49

FS Credit Income Fund

Notes to Consolidated Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 2. Summary of Significant Accounting Policies (continued)

Valuation of Portfolio Investments: The Fund determines the net asset value (“NAV”) of its common shares on each day that the New York Stock Exchange (“NYSE”) is open for business as of the close of the regular trading session. Each Class A share of beneficial interest (“Class A Share”), Class L share of beneficial interest (“Class L Share”), Class T share of beneficial interest (“Class T Share”) and Class U-2 share of beneficial interest (“Class U-2 Share”) is offered at NAV plus the applicable sales load, while each Class I share of beneficial interest (“Class I Share”), Class M share of beneficial interest (“Class M Share”) and Class U share of beneficial interest (“Class U Share”) is offered at NAV. The Fund calculates NAV per share on a class-specific basis. The NAV of a class of shares depends on the number of shares of the applicable class outstanding at the time the NAV is determined. As such, the NAV of each class of shares may vary if the Fund sells different amounts of shares per class, among other things. The Fund calculates NAV by subtracting liabilities (including accrued expenses and distributions) from the total assets of the Fund (the value of securities, plus cash or other assets, including interest and distributions accrued but not yet received) and dividing the result by the total number of outstanding common shares. The Fund’s assets and liabilities are valued in accordance with the principles set forth below.

The Fund’s board of trustees (“Board”) is responsible for overseeing the valuation of the Fund’s portfolio investments at fair value as determined in good faith pursuant to FS Credit Income Advisor’s valuation policy. As permitted by Rule 2a-5 of the 1940 Act, the Board has designated FS Credit Income Advisor as valuation designee with day-to-day responsibility for implementing the Fund’s portfolio valuation process as set forth in FS Credit Income Advisor’s valuation policy. Portfolio securities and other assets for which market quotes are readily available are valued at market value. In circumstances where market quotes are not readily available, FS Credit Income Advisor has adopted methods for determining the fair value of such securities and other assets, pursuant to its responsibility for applying such fair valuation methods that has been designated to it by the Board. In connection with the valuation process, the Board receives valuation reports from FS Credit Income Advisor as valuation designee on a quarterly basis.

Accounting Standards Codification Topic 820, Fair Value Measurements and Disclosures (“ASC Topic 820”) defines fair value as the price that would be received from the sale of an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. ASC Topic 820 also establishes a three-tier fair value hierarchy, which prioritizes the inputs used in measuring fair value. These tiers include: Level 1, defined as observable inputs such as quoted prices in active markets; Level 2, which includes inputs such as quoted prices for similar securities in active markets and quoted prices for identical securities where there is little or no activity in the market; and Level 3, defined as unobservable inputs for which little or no market data exists, therefore requiring an entity to develop its own assumptions.

The Fund expects that its portfolio will primarily consist of securities listed or traded on a recognized securities exchange or automated quotation system (“Exchange-Traded Security”) or securities traded on a privately negotiated OTC secondary market for institutional investors for which indicative dealer quotes are available (“OTC Security”). The Fund also intends to invest in certain illiquid securities issued by private companies and/or thinly traded public companies. These investments are generally subject to restrictions on resale and ordinarily have not established a trading market.

For purposes of calculating NAV, the Fund uses the following valuation methods:

•The market value of each Exchange-Traded Security is the last reported sale price at the relevant valuation date on the composite tape or on the principal exchange on which such security is traded.

•If no sale is reported for an Exchange-Traded Security on the valuation date or if a security is an OTC Security, the Fund values such investments using quotations obtained from an approved independent third-party pricing service, which provides prevailing bid and ask prices that are screened for validity by the service from dealers on the valuation date. If a quoted price obtained from such service is deemed by FS Credit Income Advisor to be unreliable (and therefore, not readily available), FS Credit Income Advisor may recommend that the investment be fair valued by some other means, including, but not limited to, a valuation provided by an approved independent third-party valuation firm or by FS Credit Income Advisor’s fair value committee. For investments for which an approved independent third-party pricing service is unable to obtain quoted prices, the Fund will obtain bid and ask prices directly from dealers who make a market in such investments. In all such cases, investments are valued at the mid-point of the prevailing bid and ask prices obtained from such sources unless there is a compelling reason to use some other value within the bid-ask range and the justification is documented and retained by FS Credit Income Advisor.

•To the extent that the Fund holds investments for which no active secondary market exists and, therefore, no bid and ask prices can be readily obtained, the Fund will value such investments at fair value as determined in good faith by FS Credit Income Advisor, under supervision of the Board, in accordance with the Fund’s valuation policy and pursuant to authority delegated by the Board. In making such determination, it is expected that FS Credit Income Advisor may rely upon valuations obtained from an approved independent third-party valuation firm. With respect to these investments for which market quotations are not readily available, the Fund will undertake a multi-step fair valuation process each quarter, as described below:

•Monthly, FS Credit Income Advisor will determine and document valuations for each investment, which valuations may be obtained from an approved independent third-party valuation service, if applicable;

50

FS Credit Income Fund

Notes to Consolidated Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 2. Summary of Significant Accounting Policies (continued)

•The quarterly fair valuation process will begin with FS Credit Income Advisor facilitating the delivery of updated quarterly financial and other information relating to each investment to the independent third-party valuation service;

•The independent third-party valuation service then reviews and analyzes the information, along with relevant market and economic data, and determines proposed valuations for each investment according to the valuation methodologies in FS Credit Income Advisor’s valuation policy and communicates the information to FS Credit Income Advisor in the form of a valuation range;

•FS Credit Income Advisor then reviews the preliminary valuation information for each portfolio company or investment and provides feedback about the accuracy, completeness and timeliness of the valuation-related inputs considered by the independent third-party valuation service and any suggested revisions thereto prior to the independent third-party valuation service finalizing its valuation range;

•FS Credit Income Advisor then provides the Audit Committee of the Board with valuation-related information for each investment along with any applicable supporting materials and other information that is relevant to the fair valuation process;

•The Audit Committee of the Board meets with FS Credit Income Advisor to receive the relevant quarterly reporting and to discuss any questions from the Audit Committee in connection with the Audit Committee of the Board’s role in overseeing the fair valuation process; and preliminary valuations will then be presented to and discussed with the Audit Committee of the Board; the Audit Committee of the Board will review the preliminary valuations and FS Credit Income Advisor, together with the independent third-party valuation service, if applicable, will respond to and supplement the preliminary valuations to reflect any comments provided by the Audit Committee of the Board;

•Following the completion of fair value oversight activities, the Audit Committee of the Board, with assistance from FS Credit Income Advisor, provides the Board with a report regarding the quarterly valuation process.

Determination of fair value involves subjective judgments and estimates. Accordingly, these notes to the Fund’s consolidated financial statements refer to the uncertainty with respect to the possible effect of such valuations and any change in such valuations on the Fund’s consolidated financial statements. In making its determination of fair value, FS Credit Income Advisor may use any approved independent third-party pricing or valuation services. However, FS Credit Income Advisor shall not be required to determine fair value in accordance with the valuation provided by any single source, and may use any relevant data, including information sourced by FS Credit Income Advisor, or provided by any approved independent third-party valuation or pricing service, that FS Credit Income Advisor deems to be reliable in determining fair value under the circumstances.

Below is a description of factors that FS Credit Income Advisor, any approved independent third-party valuation service and the Audit Committee of the Board may consider when determining the fair value of the Fund’s investments.

The valuation methods utilized for each portfolio company may vary depending on industry and company-specific considerations. Typically, the first step is to make an assessment as to the enterprise value of the portfolio company’s business in order to establish whether the portfolio company’s enterprise value is greater than the amount of its debt as of the valuation date. This analysis helps to determine a risk profile for the applicable portfolio company and its related investments, and the appropriate valuation methodology to utilize as part of the security valuation analysis. The enterprise valuation may be determined using a market or income approach.

Valuation of fixed income investments, such as loans and debt securities, depends upon a number of factors, including prevailing yields for like securities, expected volatility in future interest rates, call features, put features and other relevant terms of the debt. For investments without readily available market prices, these factors may be incorporated into valuation models to arrive at fair value. Other factors that may be considered include the borrower’s ability to adequately service its debt, the fair market value of the borrower in relation to the face amount of its outstanding debt and the quality of the collateral securing its debt investments.

For convertible debt securities, fair value will generally approximate the fair value of the debt plus the fair value of an option to purchase the underlying security (i.e., the security into which the debt may convert) at the conversion price. To value such an option, a standard option pricing model may be used.

The Fund’s equity interests in companies for which there is no liquid public market are valued at fair value. Generally, the value of the Fund’s equity interests in public companies for which market quotations are readily available will be based upon the most recent closing public market price. Portfolio securities that carry certain restrictions on sale are typically valued at a discount from the public market value of the security. Generally, the value of the Fund’s equity interests in public companies for which market quotations are readily available will be based upon the most recent closing public market price. Portfolio securities that carry certain restrictions on sale are typically valued at a discount from the public market value of the security.

51

FS Credit Income Fund

Notes to Consolidated Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 2. Summary of Significant Accounting Policies (continued)

When the Fund receives warrants or other equity securities at nominal or no additional cost in connection with an investment in a debt security, the cost basis in the investment will be allocated between the debt securities and any such warrants or other equity securities received at the time of origination. Such warrants or other equity securities will subsequently be valued at fair value. Publicly traded securities that carry certain restrictions on sale will typically be valued at a discount from the public market values of the securities, where applicable.

Forward foreign currency exchange contracts typically will be valued at their quoted daily prices obtained from an independent third party. Futures contracts traded on exchanges typically will be valued daily at their last sale price. Swaps (other than centrally cleared) typically will be valued at their prices obtained from an independent third party and are based on the present value of fixed and projected floating rate cash flows over the term of the swap contract. Future cash flows on swaps are discounted to their present value using swap rates provided by electronic data services or by brokers/dealers. Centrally cleared swaps are valued at the daily settlement price provided by the central clearing counterparty. Swaps that cannot be valued from an independent third party may be valued using prices supplied by the counterparty but will be considered Level 3 investments and thus subject to the multi-step fair valuation process, as described previously. The aggregate settlement values and notional amounts of the forward foreign currency exchange contracts, futures contracts and swaps will not be recorded in the consolidated statement of assets and liabilities. Fluctuations in the value of the forward foreign currency exchange contracts, futures contracts and swaps will be recorded in the consolidated statement of assets and liabilities as an asset (liability) and in the consolidated statement of operations as unrealized appreciation (depreciation) until the contracts are closed, when they will be recorded as net realized gain (loss). Reverse repurchase agreements are valued at cost, which approximates fair value.

Revenue Recognition: Security transactions are accounted for on their trade date. The Fund records interest income on an accrual basis to the extent that it expects to collect such amounts. The Fund records dividend income and distributions on the ex-date. The Fund does not accrue as a receivable interest on loans or dividends on securities if it has reason to doubt its ability to collect such income. The Fund’s policy is to place investments on non-accrual status when there is reasonable doubt the interest income will be collected. The Fund considers many factors relevant to an investment when placing it on or removing it from non-accrual status, including, but not limited to, the delinquency status of the investment, economic and business conditions, the overall financial condition of the underlying investment, the value of the underlying collateral, bankruptcy status, if any, and any other facts or circumstances relevant to the investment. If there is reasonable doubt that the Fund will receive any previously accrued interest, then the previously recognized interest income will be written-off. Payments received on non-accrual investments may be recognized as income or applied to principal depending upon the collectability of the remaining principal and interest. Non-accrual investments may be restored to accrual status when principal and interest become current and are likely to remain current based on the Fund’s judgment.

Loan origination fees, original issue discount, market discount and market premium are capitalized and such amounts are amortized or accreted as interest income, using the effective interest method, over the respective term of the loan or security, except market premium on callable bonds, which are amortized to the call date. Upon the prepayment of a loan or security, any unamortized loan origination fees, original issue discount and market discount are recorded as interest income. The Fund records prepayment premiums on loans and securities as fee income when it receives such amounts.

Net Realized Gains or Losses, Net Change in Unrealized Appreciation or Depreciation and Net Change in Unrealized Gains or Losses on Foreign Currency: Gains or losses on the sale of investments are calculated by using the specific identification method. The Fund measures realized gains or losses by the difference between the net proceeds from the repayment or sale and the amortized cost basis of the investment, without regard to unrealized appreciation or depreciation previously recognized, but considering unamortized upfront fees. Net change in unrealized appreciation or depreciation reflects the change in portfolio investment values during the reporting period, including any reversal of previously recorded unrealized gains or losses, when gains or losses are realized. Net change in unrealized gains or losses on foreign currency reflects the change in the value of receivables or accruals during the reporting period due to the impact of foreign currency fluctuations.

Organization and Offering Costs: Organization costs include, among other things, the cost of formation as a Delaware statutory trust, including the cost of legal services and other fees pertaining to the Fund’s organization. Offering costs primarily include third-party expenses incurred in marketing the Fund’s common shares. FS Investments has agreed to assume all of the Fund’s organization and offering costs and will not seek reimbursement of such costs.

Income Taxes: The Fund has elected to be treated for U.S. federal income tax purposes, and intends to qualify annually, as a RIC under Subchapter M of the Code. To maintain the Fund’s qualification as a RIC, the Fund must, among other things, meet certain source-of-income and asset diversification requirements and distribute to its shareholders, for each taxable year, at least 90% of its “investment company taxable income,” which is generally the Fund’s net ordinary income plus the excess, if any, of realized net short-term capital gains over realized net long-term capital losses. As a RIC, the Fund will not have to pay corporate-level U.S. federal income taxes on

52

FS Credit Income Fund

Notes to Consolidated Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 2. Summary of Significant Accounting Policies (continued)

any income that it distributes to its shareholders. The Fund intends to make distributions in an amount sufficient to maintain its RIC status each year and to avoid any U.S. federal income taxes on income so distributed. The Fund will also be subject to nondeductible U.S. federal excise taxes if it does not distribute at least 98% of net ordinary income, 98.2% of capital gain net income, if any, and any recognized and undistributed income from prior years for which it paid no U.S. federal income taxes.

Uncertainty in Income Taxes: The Fund evaluates its tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax benefits or liabilities in the Fund’s consolidated financial statements. Recognition of a tax benefit or liability with respect to an uncertain tax position is required only when the position is “more likely than not” to be sustained assuming examination by taxing authorities. The Fund recognizes interest and penalties, if any, related to unrecognized tax liabilities as income tax expense on its consolidated statement of operations. During the years ended October 31, 2022 and 2021, the Fund did not incur any interest or penalties.

The Fund has analyzed the tax positions taken on U.S. federal and state income tax returns for all open tax years, and has concluded that no provision for income tax for uncertain tax positions is required in the Fund’s consolidated financial statements. The Fund’s U.S. federal and state income and U.S. federal excise tax returns for tax years for which the applicable statutes of limitations have not yet expired are subject to examination by the Internal Revenue Service and state departments of revenue.

Forward Foreign Currency Exchange Contracts: The Fund enters into forward foreign currency exchange contracts as an economic hedge against either specific transactions or portfolio instruments or to obtain exposure to, or hedge exposure away from, foreign currencies (foreign currency exchange rate risk). A forward foreign currency exchange contract is an agreement between two parties to buy and sell a currency at a set exchange rate on a future date. Forward foreign currency exchange contracts, when used by the Fund, help to manage the overall exposure to the currencies in which some of the investments and borrowings held by the Fund are denominated and in some cases, are used to obtain exposure to a particular market. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in cash without the delivery of foreign currency.

Interest Rate Futures Contracts: The Fund enters into interest rate futures contracts as an economic hedge against either specific transactions or portfolio instruments or to obtain exposure to, or hedge exposure away from, changes in interest rates (interest rate risk). An interest rate futures contract is an agreement between the Fund and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and on a specified date. Interest rate futures contracts, when used by the Fund, help to manage the overall exposure to rising interest rates.

Cross-currency Swaps: The Fund enters into cross-currency swaps to gain or mitigate exposure on foreign currency exchange rate risk. Cross-currency swaps are contracts in which interest cash flows are exchanged between two parties based on the notional amounts of two different currencies. Cross-currency swaps, when used by the Fund, help to manage the overall exposure to the currencies in which some of the investments and borrowings held by the Fund are denominated. Cross-currency swaps involve an agreement to exchange notional amounts at a later date at either the same exchange rate, a specified rate or the then-current spot rate.

Interest Rate Swaps: The Fund enters into interest rate swaps to help hedge against interest rate risk exposure and to maintain the Fund’s ability to generate income at prevailing market rates. An interest rate swap contract is an exchange of interest rates between counterparties. The value of the fixed rate bonds that the Fund holds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Fund enters into interest rate swap agreements. Interest rate swap agreements involve the exchange by the Fund with another party for their respective commitment to pay or receive interest on the notional amount of principal.

Total Return Swaps: The Fund enters into total return swaps to obtain exposure to a security or market without owning such security or investing directly in such market or to exchange the risk/return of one market with another market. Total return swaps are agreements in which there is an exchange of cash flows whereby one party commits to make payments based on the total return (distributions plus capital gains/losses) of an underlying instrument in exchange for fixed or floating rate interest payments. If the total return of the instrument or index underlying the transaction exceeds or falls short of the offsetting fixed or floating interest rate obligation, the Fund receives payment from or makes a payment to the counterparty.

Credit Default Swaps: The Fund enters into credit default swaps to manage credit risk, gain exposure to a credit in which it may otherwise invest or to enhance its returns. When the Fund is the buyer of a credit default swap contract, the Fund is entitled to receive the par (or other agreed-upon) value of a referenced debt obligation (or basket of debt obligations) from the counterparty to the contract if a specified credit event with respect to the issuer of the debt obligation occurs. In return, the Fund pays the counterparty a periodic stream of payments over the term of the contract provided that no credit event has occurred. If no specified credit event occurs, the Fund would have paid the stream of payments and received no proceeds from the contract. When the Fund is the seller of

53

FS Credit Income Fund

Notes to Consolidated Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 2. Summary of Significant Accounting Policies (continued)

a credit default swap contract, it receives the stream of payments, but is obligated to pay to the buyer of the protection an amount up to the notional amount of the swap and in certain instances take delivery of securities of the reference entity upon the occurrence of a credit event, as defined under the terms of that particular swap agreement.

Reverse Repurchase Agreements: The Fund utilizes reverse repurchase agreements when it is anticipated that the interest income to be earned from the investment of the proceeds of the transaction is greater than the interest expense of the transaction. Reverse repurchase agreements are agreements with qualified third-party broker dealers in which the Fund sells securities to a bank or broker-dealer and agrees to repurchase the same securities at a mutually agreed upon date and price. The Fund receives cash from the sale to use for other investment purposes. During the term of the reverse repurchase agreement, the Fund continues to receive the principal and interest payments on the securities sold. Certain agreements have no stated maturity and can be terminated by either party at any time. Interest on the value of the reverse repurchase agreements issued and outstanding is based upon competitive market rates determined at the time of issuance. Reverse repurchase agreements are valued at cost, which approximates fair value.

Distributions: Distributions to the Fund’s shareholders will be recorded as of the record date. Subject to the discretion of the Board and applicable legal restrictions, the Fund currently intends to authorize, declare and pay ordinary cash distributions on a quarterly basis. Subject to the Board’s discretion and applicable legal restrictions, the Fund from time to time may also pay special interim distributions in the form of cash or shares. At least annually, the Fund intends to authorize and declare special cash distributions of net long-term capital gains, if any.

Recent Accounting Pronouncements: In March 2020, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update No. 2020-04, Reference Rate Reform (Topic 848) (“ASU 2020-04”), which provides optional expedients and exceptions for applying GAAP to contracts, hedging relationships, and other transactions affected by reference rate reform if certain criteria are met. The amendments apply only to contracts, hedging relationships, and other transactions that reference LIBOR or another reference rate expected to be discontinued because of reference rate reform. In January 2021, the FASB issued ASU No. 2021-01, Reference Rate Reform (Topic 848) (“ASU 2021-01”), which expanded the scope of Topic 848 to include derivative instruments impacted by discounting transition. ASU 2020-04 and ASU 2021-01 are effective for all entities through December 31, 2022. The expedients and exceptions provided by the amendments do not apply to contract modifications and hedging relationships entered into or evaluated after December 31, 2022, except for hedging transactions as of December 31, 2022, that an entity has elected certain optional expedients for and that are retained through the end of the hedging relationship. The Fund is currently evaluating the impact of adopting ASU 2020-04 and ASU 2021-01 on its consolidated financial statements.

Note 3. Share Transactions

Below is a summary of transactions with respect to the Fund’s common shares during the years ended October 31, 2022 and 2021:

	For the Year Ended October 31,
	2022		2021
Class A Shares	Shares	Amount	Shares	Amount
Gross Proceeds from Offering	247,251	$3,218	127,851	$1,719
Reinvestment of Distributions	31,448	380	19,841	264
Total Gross Proceeds	278,699	3,598	147,692	1,983
Commissions and Dealer Manager Fees	—	(20)	—	(4)
Net Proceeds to the Fund	278,699	3,578	147,692	1,979
Share Repurchase Program	(82,475)	(1,028)	(106,127)	(1,432)
Transfers Out	(89,653)	(1,106)	(61,443)	(790)
Net Proceeds from Class A Share Transactions	106,571	$1,444	(19,878)	$(243)

Class I Shares	Shares	Amount	Shares	Amount
Gross Proceeds from Offering	9,268,618	$117,384	7,150,802	$96,139
Reinvestment of Distributions	601,167	7,263	387,144	5,168
Total Gross Proceeds	9,869,785	124,647	7,537,946	101,307
Share Repurchase Program	(4,903,699)	(61,471)	(3,517,671)	(47,684)
Transfers In	92,009	1,141	76,254	984
Net Proceeds from Class I Share Transactions	5,058,095	$64,317	4,096,529	$54,607

54

FS Credit Income Fund

Notes to Consolidated Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 3. Share Transactions (continued)

	For the Year Ended October 31,
	2022		2021
Class T Shares	Shares	Amount	Shares	Amount
Gross Proceeds from Offering	23,073	$298	97,331	$1,341
Reinvestment of Distributions	10,375	126	7,867	105
Total Gross Proceeds	33,448	424	105,198	1,446
Commissions and Dealer Manager Fees	—	(6)	—	(33)
Net Proceeds to the Fund	33,448	418	105,198	1,413
Share Repurchase Program	(7,434)	(98)	(20,184)	(275)
Transfers Out	(2,646)	(35)	(12,610)	(161)
Net Proceeds from Class T Share Transactions	23,368	$285	72,404	$977

Class U Shares	Shares	Amount	Shares	Amount
Gross Proceeds from Offering	2,571,805	$33,026	6,458,547	$86,299
Reinvestment of Distributions	514,732	6,212	302,582	4,030
Total Gross Proceeds	3,086,537	39,238	6,761,129	90,329
Share Repurchase Program	(1,130,617)	(13,867)	(192,952)	(2,608)
Transfers In (Out)	159,878	1,802	(2,409)	(33)
Net Proceeds from Class U Share Transactions	2,115,798	$27,173	6,565,768	$87,688

	For the Year Ended October 31, 2022		Period from December 18, 2020 (Commencement of Operations) to October 31, 2021
Class U-2 Shares	Shares	Amount	Shares	Amount
Gross Proceeds from Offering	977,674	$12,880	1,714,188	$23,412
Reinvestment of Distributions	133,993	1,612	25,308	342
Total Gross Proceeds	1,111,667	14,492	1,739,496	23,754
Commissions and Dealer Manager Fees	—	(199)	—	(41)
Net Proceeds to the Fund	1,111,667	14,293	1,739,496	23,713
Share Repurchase Program(1)	(123,598)	(1,488)	(4)	—
Transfers Out	(158,611)	(1,802)	—	—
Net Proceeds from Class U-2 Share Transactions	829,458	$11,003	1,739,492	$23,713
Net Proceeds to the Fund	8,133,290	$104,222	12,454,315	$166,742

(1)A contingent deferred sales charge of 1.50% may be assessed on Class U-2 Shares purchased without a sales charge if they are repurchased before the first day of the month of the one-year anniversary of the purchase.

Share Repurchase Program

The Fund operates as an interval fund under Rule 23c-3 of the 1940 Act and, as such, provides a limited degree of liquidity to shareholders. As an interval fund, the Fund has adopted a fundamental policy to offer to repurchase at regular intervals a specified percentage of its outstanding shares at the NAV of the applicable class.

Once each quarter, the Fund will offer to repurchase at NAV no less than 5% and no more than 25% of the outstanding shares of the Fund, unless such offer is suspended or postponed in accordance with regulatory requirements (as discussed below). The offer to purchase shares is a fundamental policy that may not be changed without the vote of the holders of a majority of the Fund’s outstanding voting securities (as defined in the 1940 Act). Shareholders will be notified in writing of each quarterly repurchase offer and the date the repurchase offer ends (“Repurchase Request Deadline”). Shares will be repurchased at the respective NAV per share determined as of the close of regular trading on the NYSE no later than the 14th day after the Repurchase Request Deadline, or the next business day if the 14th day is not a business day.

The Board, or a committee thereof, in its sole discretion, will determine the number of shares for each share class that the Fund will offer to repurchase (“Repurchase Offer Amount”) for a given Repurchase Request Deadline. The Repurchase Offer Amount, however, will be no less than 5% and no more than 25% of the total number of shares outstanding on the Repurchase Request Deadline.

55

FS Credit Income Fund

Notes to Consolidated Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 3. Share Transactions (continued)

If shareholders tender for repurchase more than the Repurchase Offer Amount for a given repurchase offer, the Fund may, but is not required to, repurchase an additional amount of shares not to exceed 2% of the outstanding shares of the Fund on the Repurchase Request Deadline. If the Fund determines not to repurchase more than the Repurchase Offer Amount, or if shareholders tender shares in an amount exceeding the Repurchase Offer Amount plus 2% of the outstanding shares on the Repurchase Request Deadline, the Fund will repurchase the shares on a pro rata basis. However, the Fund may accept all shares tendered for repurchase by shareholders who own less than one hundred shares and who tender all of their shares, before prorating other amounts tendered. In addition, the Fund will accept the total number of shares tendered in connection with required minimum distributions from an individual retirement account or other qualified retirement plan.

The Fund may suspend or postpone a repurchase offer only: (a) if making or effecting the repurchase offer would cause the Fund to lose its status as a RIC under the Code; (b) for any period during which the NYSE or any market on which the securities owned by the Fund are principally traded is closed, other than customary weekend and holiday closings, or during which trading in such market is restricted; (c) for any period during which an emergency exists as a result of which disposal by the Fund of securities owned by it is not reasonably practicable, or during which it is not reasonably practicable for the Fund fairly to determine the value of its net assets; or (d) for such other periods as the U.S. Securities and Exchange Commission (“SEC”) may by order permit for the protection of shareholders of the Fund.

During the year ended October 31, 2022, the Fund engaged in repurchase offers as follows:

Repurchase Request Deadline	Repurchase Offer Amount (as a percentage of outstanding shares)	Number of Shares Repurchased (all classes)	Percentage of Outstanding Shares Tendered (all classes)
December 15, 2021	5%	1,591,629	4.53%
March 16, 2022	5%	921,311	2.41%
June 15, 2022	5%	1,472,537	3.57%
September 14, 2022	5%(1)	2,262,346	5.36%
Total		6,247,823

(1)The Fund repurchased the additional 0.36% of outstanding shares tendered pursuant to Rule 23c-3(b)(5) of the 1940 Act.

Distribution Plan

The Fund, with respect to its Class L, Class M, Class T, Class U and Class U-2 Shares, is authorized under a distribution plan to pay to the Fund’s distributor a distribution fee for certain activities relating to the distribution of shares to investors and maintenance of shareholder accounts. These activities include marketing and other activities to support the distribution of the Class L, Class M, Class T, Class U and Class U-2 Shares. The plan operates in a manner consistent with Rule 12b-1 under the 1940 Act, which regulates the manner in which an open-end investment company may directly or indirectly bear the expenses of distributing its shares. Although the Fund is not an open-end investment company, it has undertaken to comply with the terms of Rule 12b-1 as a condition of an exemptive order under the 1940 Act which permits it to have asset-based distribution fees. Under the distribution plan, the Fund pays a distribution fee at an annual rate of 0.25% of average daily net assets for Class L, Class M and Class T Shares, 0.50% of average daily net assets for Class U-2 Shares and 0.75% of average daily net assets for Class U Shares attributable to the respective share classes for remittance to financial intermediaries, as compensation for distribution and/or maintenance of shareholder accounts performed by such financial intermediaries for beneficial shareholders of the Fund. For the year ended October 31, 2022, Class T, Class U and Class U-2 Shares incurred distribution fees of $8, $1,102 and $15, respectively.

Shareholder Service Expenses

The Fund has adopted a shareholder services plan with respect to its Class A, Class L, Class T and Class U-2 Shares under which the Fund may compensate financial industry professionals or firms for providing ongoing services in respect of clients with whom they have distributed shares of the Fund. Such services may include (i) electronic processing of client orders, (ii) electronic fund transfers between clients and the Fund, (iii) account reconciliations with the Fund’s transfer agent, (iv) facilitation of electronic delivery to clients of Fund documentation, (v) monitoring client accounts for back-up withholding and any other special tax reporting obligations, (vi) maintenance of books and records with respect to the foregoing, (vii) responding to customer inquiries of a general nature regarding the Fund; (viii) responding to customer inquiries and requests regarding Statements of Additional Information, shareholder reports, notices, proxies and proxy statements, and other Fund documents; (ix) assisting customers in changing account options,

56

FS Credit Income Fund

Notes to Consolidated Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 3. Share Transactions (continued)

account designations and account addresses, and (x) such other information and liaison services as the Fund or FS Credit Income Advisor may reasonably request. Under the shareholder services plan, the Fund, with respect to Class A, Class L, Class T and Class U-2 Shares, may incur expenses on an annual basis up to 0.25% of its average daily net assets attributable to Class A, Class L, Class T and Class U-2 Shares, respectively. For the year ended October 31, 2022, Class A, Class T and Class U-2 Shares incurred shareholder service fees of $25, $7 and $8, respectively.

Note 4. Related Party Transactions

Compensation of the Investment Adviser, Sub-Adviser and their Affiliates

Pursuant to the investment advisory agreement (as amended, “Investment Advisory Agreement”), dated as of September 18, 2017, by and between the Fund and FS Credit Income Advisor, FS Credit Income Advisor is entitled to a management fee in consideration of the advisory services provided by FS Credit Income Advisor to the Fund. FS Credit Income Advisor is registered as an investment adviser under the Investment Advisers Act of 1940, as amended, and is an affiliate of the Fund.

Pursuant to the investment sub-advisory agreement (“Sub-Advisory Agreement”), dated as of September 18, 2017, by and among the Fund, FS Credit Income Advisor and the GoldenTree Sub-Advisor, the GoldenTree Sub-Advisor is entitled to receive a sub-advisory fee (payable out of the management fee) equal to 0.775% (on an annualized basis) of the Fund’s average daily gross assets.

The management fee is calculated and payable quarterly in arrears at the annual rate of 1.60% of the Fund’s average daily gross assets during such period. Prior to April 6, 2018, the management fee was 1.75% of the Fund’s average daily gross assets. All or any part of the management fee not taken as to any quarter will be deferred without interest and may be taken in any such other quarter as FS Credit Income Advisor may determine.

Pursuant to the amended and restated administration agreement (“Administration Agreement”), dated as of April 6, 2018, by and between the Fund and FS Credit Income Advisor, the Fund reimburses FS Credit Income Advisor and the GoldenTree Sub-Advisor, as applicable, for their respective actual costs incurred in providing administrative services to the Fund, including the allocable portion of the compensation and related expenses of certain personnel of FS Investments and the GoldenTree Sub-Advisor providing administrative services to the Fund on behalf of FS Credit Income Advisor, subject to the limitations set forth in the Administration Agreement and the Expense Limitation Agreement (as defined below). Such services include general ledger accounting, fund accounting, legal services, investor relations and other administrative services. FS Credit Income Advisor also performs, or oversees the performance of, the Fund’s corporate operations and required administrative services, which includes being responsible for the financial records that the Fund is required to maintain and preparing reports to the Fund’s shareholders and reports filed with the SEC. In addition, FS Credit Income Advisor assists the Fund in calculating its NAV, overseeing the preparation and filing of its tax returns and the printing and dissemination of reports to the Fund’s shareholders, and generally overseeing the payment of the Fund’s expenses and the performance of administrative and professional services rendered to the Fund by others. FS Credit Income Advisor is required to allocate the cost of such services to the Fund based on factors such as assets, revenues, time allocations and/or other methods.

The Board reviews the methodology employed in determining how the expenses are allocated to the Fund and the proposed allocation of the administrative expenses among the Fund and certain affiliates of FS Credit Income Advisor. The Board then assesses the reasonableness of such reimbursements for expenses allocated to the Fund based on the breadth, depth and quality of such services as compared to the estimated cost to the Fund of obtaining similar services from third-party service providers known to be available. In addition, the Board considers whether any single third-party service provider would be capable of providing all such services at comparable cost and quality. Finally, the Board, among other things, compares the total amount paid to FS Credit Income Advisor for such services as a percentage of the Fund’s net assets to the same ratios reported by other comparable investment companies. The Fund will not reimburse FS Credit Income Advisor for any services for which it receives a separate fee or for any administrative expenses allocated to a controlling person of FS Credit Income Advisor.

Reimbursements of administrative expenses to FS Credit Income Advisor are subject to the terms of the Administration Agreement and the applicable expense limitation, and the GoldenTree Sub-Advisor has agreed, pursuant to the Sub-Advisory Agreement, to defer amounts owed to it for certain administrative services during periods in which FS Credit Income Advisor is waiving expenses or making payments pursuant to the Expense Limitation Agreement. Reimbursement of administrative expenses is ultimately subject to the limitations contained in the Administration Agreement and the Expense Limitation Agreement and FS Credit Income Advisor and the GoldenTree Sub-Advisor have agreed to share such reimbursements pro rata, with priority being given to the then-oldest unreimbursed expenses.

57

FS Credit Income Fund

Notes to Consolidated Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 4. Related Party Transactions (continued)

Pursuant to the Administration Agreement, FS Credit Income Advisor will be reimbursed for the administrative services performed by it on behalf of the Fund; provided, however, that (1) such costs are reasonably allocated by FS Credit Income Advisor to the Fund on the basis of assets, revenues, time allocations and/or other method; (2) such reimbursement shall be subject to any expense limitation of the Fund in effect at the time at which such reimbursement is otherwise payable; and (3) FS Credit Income Advisor shall not be entitled to reimbursement for any expenses relating to the salaries and direct expenses of administrative personnel paid by FS Credit Income Advisor (and the Fund shall have no obligation to pay any such expenses) to the extent that certain third-party expenses incurred by the Fund, whether directly or indirectly by FS Credit Income Advisor or GoldenTree, in connection with administering the Fund’s business exceed 0.25% of the average net assets attributable to each class of shares.

FS Investments funded the Fund’s offering costs in the amount of $1,681 for the period from October 27, 2016 (Inception) through April 6, 2018. Effective April 6, 2018, FS Investments agreed to assume all of the Fund’s prior and future offering costs and will not seek reimbursement of such costs.

The following table describes the fees and expenses accrued under the Investment Advisory Agreement and the Administration Agreement during the year ended October 31, 2022:

Related Party	Source Agreement	Description	Amount
FS Credit Income Advisor	Investment Advisory Agreement	Management Fee(1)	$9,162
FS Credit Income Advisor	Administration Agreement	Administrative Services Expenses(2)	$65

(1)As of October 31, 2022, $2,398 in management fees were payable to FS Credit Income Advisor.

(2)During the year ended October 31, 2022, all of the accrued administrative services expenses related to third-party expenses.

Cross-Trades

The Fund is permitted to purchase and sell securities (“cross-trade”) from and to other funds sponsored by FS Investments and certain affiliates of the Fund in accordance with Rule 17a-7 under the 1940 Act, when the transaction is consistent with the investment objectives and policies of the Fund and in accordance with cross-trade procedures approved by the Board. Pursuant to Rule 17a-7 and in accordance with the Fund’s cross-trade procedures, each cross-trade is effected at the current market price of the security. During the year ended October 31, 2022, the Fund engaged in cross-trade purchases of $3,367.

Capital Contributions by FS Investments and GoldenTree

In June 2017, pursuant to a private placement, Michael C. Forman, a principal of FS Credit Income Advisor, contributed $100 to purchase approximately 8,000 Class I common shares at $12.50 per share.

In November 2017, FS Investments, GoldenTree and their affiliates collectively purchased $19,900 of Class I Shares, in June 2018, FS Investments purchased $17,283 of Class I Shares, in September 2019, an affiliate of FS Investments purchased $20 of Class U Shares and in December 2020, an affiliate of FS Investments purchased $20 of Class U-2 Shares. As of October 31, 2022, the Board and individuals and entities affiliated with FS Credit Income Advisor and GoldenTree held 1,113,968 Class I Shares, 1,531 Class U Shares and 1,511 Class U-2 Shares valued at approximately $12,777, $17 and $17, respectively, based on the respective NAV per share on such date. FS Investments, GoldenTree, and their respective employees, partners, officers and affiliates may own a significant percentage of the Fund’s outstanding shares for the foreseeable future. This ownership will fluctuate as other investors subscribe for shares in the Fund’s continuous public offering and any other offerings the Fund may determine to conduct in the future, and as the Fund repurchases shares pursuant to its quarterly repurchase offers. Depending on the size of this ownership at any given point in time, it is expected that these affiliates will, for the foreseeable future, either control the Fund or be in a position to exercise a significant influence on the outcome of any matter put to a vote of shareholders.

Expense Limitation Agreement

Pursuant to an amended and restated expense limitation agreement, dated April 6, 2018 (the “Expense Limitation Agreement”), FS Credit Income Advisor has agreed to pay or waive, on a quarterly basis, the “ordinary operating expenses” (as defined below) of the Fund to the extent that such expenses exceed 0.25% per annum of the Fund’s average daily net assets attributable to the applicable class of Shares (the “Expense Limitation”). The Expense Limitation may be adjusted for other classes of shares to account for class-specific expenses. In consideration of FS Credit Income Advisor’s agreement to limit the Fund’s expenses, the Fund has agreed to repay FS Credit Income Advisor in the amount of any Fund expenses paid or waived, subject to the limitations that: (1) the reimbursement for expenses will be made only if payable not more than three years following the time such payment or waiver was made; and (2) the reimbursement may not be made if it would cause the Fund’s then-current expense limitation, if any, and the expense limitation that was in effect at the time when FS Credit Income Advisor waived or reimbursed the ordinary operating

58

FS Credit Income Fund

Notes to Consolidated Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 4. Related Party Transactions (continued)

expenses that are the subject of the repayment, to be exceeded. The Expense Limitation Agreement will continue indefinitely until terminated by the Board on written notice to FS Credit Income Advisor. The Expense Limitation Agreement may not be terminated by FS Credit Income Advisor. For the purposes of the Expense Limitation Agreement, “ordinary operating expenses” for a class of shares consist of all ordinary expenses of the Fund attributable to such class, including administration fees, transfer agent fees, fees paid to the Fund’s trustees, legal expenses relating to the Fund’s registration statements (and any amendments or supplements thereto) and other filings with the SEC (whether incurred by counsel to the Fund, FS Credit Income Advisor or the GoldenTree Sub-Advisor), administrative services expenses, and related costs associated with legal, regulatory compliance and investor relations, but excluding the following: (a) investment advisory fees, (b) portfolio transaction and other investment-related costs (including brokerage commissions, dealer and underwriter spreads, commitment fees on leverage facilities, prime broker fees and expenses and dividend expenses related to short sales); (c) interest expense and other financing costs, (d) taxes, (e) distribution or shareholder servicing fees and (f) extraordinary expenses.

The specific amount of expenses waivable and/or payable by FS Credit Income Advisor pursuant to the Expense Limitation Agreement, if any, is determined at the end of each fiscal quarter. The conditional obligation of the Fund to reimburse FS Credit Income Advisor pursuant to the terms of the Expense Limitation Agreement shall survive the termination of such agreement for any reason.

During the year ended October 31, 2022, the Fund accrued $786 of expense reimbursements from the adviser that FS Investments has agreed to pay, all of which pertained to the Expense Limitation Agreement. Such amount may be subject to conditional reimbursement as described above.

Exemptive Relief

The Fund has been granted exemptive relief by the SEC that permits the Fund to participate in certain negotiated co-investments alongside other funds managed by FS Credit Income Advisor, GoldenTree or certain of its affiliates, subject to certain conditions, including (i) that a majority of the Board of Trustees who have no financial interest in the co-investment transaction and a majority of the Board of Trustees who are not “interested persons,” as defined in the 1940 Act, approve the co-investment and (ii) that the price, terms and conditions of the co-investment will be identical for each fund participating pursuant to the exemptive relief.

Note 5. Distributions

During the year ended October 31, 2022, the Fund declared and paid gross distributions in the amount of $0.75 (as adjusted for the applicable share class expenses) per share in the total amount of $27,479. The timing and amount of any future distributions to shareholders are subject to applicable legal restrictions and the sole discretion of the Board.

Shareholders automatically participate in the distribution reinvestment plan (“DRP”), unless and until an election is made to withdraw from the DRP on behalf of such participating shareholder. Under the DRP, the Fund’s cash distributions to shareholders are reinvested in full and fractional shares of the same class of shares of the Fund. To the extent that shareholders reinvest their cash distributions, the Fund will use the proceeds to purchase additional common shares of the Fund. As such, a portion of the cash distributions paid by the Fund may be reinvested in additional common shares of the Fund.

The following table reflects the sources of distributions on a tax basis that the Fund paid on its common shares during the years ended October 31, 2022 and 2021:

	Year Ended October 31,
	2022		2021
Source of Distribution	Distribution Amount	Percentage	Distribution Amount	Percentage
Net investment income(1)	$27,479	100%	$15,612	82%
Short-term capital gains proceeds from the sale of assets	—	—	3,517	18%
Long-term capital gains proceeds from the sale of assets	—	—	—	—
Return of capital	—	—	—	—
Total	$27,479	100%	$19,129	100%

(1)The Fund’s net investment income on a tax basis for the years ended October 31, 2022 and 2021 was $25,564 and $15,612, respectively. The determination of the tax attributes of the Fund’s distributions is made annually as of the end of the calendar year based upon the Fund’s taxable income for the calendar year and distributions paid for the calendar year. The actual tax characteristics of distributions to shareholders are reported to shareholders annually on Form 1099-DIV.

59

FS Credit Income Fund

Notes to Consolidated Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 5. Distributions (continued)

The Fund may make certain adjustments to the classification of net assets as a result of permanent book-to-tax differences. During the year ended October 31, 2022, the Fund increased accumulated earnings (deficit) by $142 and decreased capital in excess of par value by $142. This reclassification has no impact on the net assets of the Fund.

As of October 31, 2022, the components of accumulated earnings (loss) on a tax basis were as follows:

Distributable ordinary income	$6,476
Accumulated capital losses(1)	(21,955)
Net unrealized appreciation (depreciation)	(45,556)
Total	$(61,035)

(1)Net capital losses may be carried forward indefinitely, and their character is retained as short-term or long-term. As of October 31, 2022, the Fund had short-term and long-term capital loss carryforwards available to offset future realized capital gains of $16,635 and $5,320, respectively.

The aggregate cost of the Fund’s investments for U.S. federal income tax purposes totaled $632,278 as of October 31, 2022. The difference between the Fund’s GAAP basis cost and tax basis cost is primarily due to wash sales loss deferrals. Aggregate net unrealized appreciation (depreciation) on investments, including derivatives, on a tax basis was $(45,483), which was comprised of gross unrealized appreciation of $4,482 and gross unrealized depreciation of $49,965, as of October 31, 2022.

As of October 31, 2022, the Fund had a gross deferred tax asset of $46 resulting from unrealized depreciation on investments held by the Fund’s wholly-owned taxable subsidiary. As of October 31, 2022, the wholly-owned taxable subsidiary anticipated that it would be unable to fully utilize the deferred tax asset, therefore, the deferred tax asset was offset by a valuation allowance of $46. For the year ended October 31, 2022, the Fund did not record a provision for taxes related to its wholly-owned taxable subsidiary.

Note 6. Financial Instruments

The Fund trades in financial instruments with off-balance sheet risk in the normal course of its investing activities. These financial instruments may include forward foreign currency exchange contracts, futures contracts, swap contracts and written options, among others, and involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. The notional or contractual amounts of these instruments represent the investment the Fund has in particular classes of financial instruments and do not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered.

The Fund is subject to foreign currency exchange rate risk, interest rate risk and credit risk in the normal course of pursuing its investment objectives. The Fund enters into cross-currency swap contracts and forward foreign currency exchange contracts to gain or reduce exposure to foreign currencies, interest rate futures and/or swap contracts to gain or reduce exposure to fluctuations in interest rates and total return swap and credit default swap contracts to manage its credit risk, to gain exposure to a credit in which it may otherwise invest or to enhance its returns.

A forward foreign currency exchange contract is an agreement between two parties to buy and sell a currency at a set exchange rate on a future date. These contracts help to manage the overall exposure to the currencies in which some of the investments and borrowings held by the Fund are denominated and in some cases, are used to obtain exposure to a particular market.

Each forward foreign currency exchange contract is marked-to-market daily and the change in market value is recorded as unrealized appreciation (depreciation) in the consolidated statement of assets and liabilities. When a contract is closed, a realized gain or loss is recorded in the consolidated statement of operations equal to the difference between the value at the time it was opened and the value at the time it was closed. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in cash without the delivery of foreign currency. The use of forward foreign currency exchange contracts contains the risk that the value of a forward foreign currency exchange contract changes unfavorably due to movements in the value of the referenced foreign currencies, and the risk that counterparties are unable to fulfill their obligations under the contracts. The Fund mitigates its counterparty risk by entering into forward foreign currency exchange contracts only with a diverse group of prequalified counterparties, monitoring their financial strength, entering into master netting arrangements with its counterparties, and requiring its counterparties to transfer collateral as security for their performance.

Cross-currency swaps are contracts in which cash flows are exchanged between two parties based on the notional amounts of two different currencies. The notional amounts are typically determined based on the spot exchange rates at the inception of the trade. Cross-currency swaps involve an agreement to exchange notional amounts at a later date at either the same exchange rate, a specified rate or the then current spot rate. Periodic payments are made between the parties based on benchmark rates plus a spread, if applicable, in the two currencies.

60

FS Credit Income Fund

Notes to Consolidated Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 6. Financial Instruments (continued)

Each cross-currency swap is marked-to-market daily and the change in market value is recorded as unrealized appreciation (depreciation) in the consolidated statement of assets and liabilities. When a swap is closed, a realized gain or loss is recorded in the consolidated statement of operations equal to the difference between the value at the time it was opened and the value at the time it was closed. The use of cross-currency swaps contains the risk that the value of a cross-currency swap changes unfavorably due to movements in the value of the referenced foreign currencies, as well as the risk that the counterparty to the swap will default on its contractual delivery obligations.

An interest rate futures contract is an agreement between the Fund and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and on a specified date. The Fund invests in interest rate futures contracts to hedge the Fund’s existing portfolio securities against fluctuations in value caused by changes in interest rates or market conditions; as a cash management tool; to hedge interest rate risks associated with the Fund’s investments; to facilitate investments in portfolio securities; and to reduce cost. In addition, the Fund takes long or short positions in futures to seek to stabilize overall portfolio volatility and to hedge overall market risk.

Upon entering into an interest rate futures contract, the Fund is required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract. Cash deposited as initial margin receivable is shown as collateral held at broker in the consolidated statement of assets and liabilities. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as receivable (or payable) for variation margin on open futures in the consolidated statement of assets and liabilities. When the contract is closed, a realized gain or loss is recorded in the consolidated statement of operations equal to the difference between the notional amount of the contract at the time it was opened and the notional amount at the time it was closed. Risks of entering into interest rate futures contracts include interest rate risk and the possibility of an illiquid secondary market for these instruments. When investing in futures, there is reduced counterparty credit risk to the Fund because futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees against default.

An interest rate swap contract is an exchange of interest rates between counterparties. An interest rate swap generally involves one party making payments based on a fixed interest rate in return for payments from a counterparty based on a variable or floating interest rate. The Fund may enter into either side of such a swap contract. Interest rate swaps are used to adjust the Fund’s sensitivity to interest rates or to hedge against changes in interest rates.

Each interest rate swap is marked-to-market daily and the change in market value is recorded as unrealized appreciation (depreciation) in the consolidated statement of assets and liabilities. When a swap is closed, a realized gain or loss is recorded in the consolidated statement of operations equal to the difference between the value at the time it was opened and the value at the time it was closed. The use of interest rate swaps contains the risk that the value of an interest rate swap changes unfavorably due to movements in interest rates, as well as the risk that the counterparty to the swap will default on its contractual delivery obligations. Counterparty risk is mitigated for cleared swaps by trading these instruments through a central counterparty.

Total return swaps are entered into to obtain exposure to a security or market without owning such security or investing directly in such market or to exchange the risk/return of one market with another market. Total return swaps are agreements in which there is an exchange of cash flows whereby one party commits to make payments based on the total return (distributions plus capital gains/losses) of an underlying instrument in exchange for fixed or floating rate interest payments. If the total return of the instrument or index underlying the transaction exceeds or falls short of the offsetting fixed or floating interest rate obligation, the Fund receives payment from or makes a payment to the counterparty.

Each total return swap is marked semi-monthly or more frequently and the change in market value is recorded as unrealized appreciation (depreciation) in the consolidated statement of assets and liabilities. When a swap is closed, a realized gain or loss is recorded in the consolidated statement of operations equal to the difference between the value at the time it was opened and the value at the time it was closed. The use of total return swaps contains the risk that the underlying security defaults (credit risk).

Credit default swaps are contracts in which one party makes a periodic stream of payments to another party in exchange for protection in the event of a specified credit event with respect to a specified issuer of a debt obligation. Credit events are contract specific but may include bankruptcy, failure to pay principal or interest, restructuring, obligation acceleration and repudiation or moratorium. The Fund enters into credit default swaps to manage credit risk, gain exposure to a credit in which it may otherwise invest or to enhance its returns.

If the Fund is a seller of protection and a credit event occurs, the maximum potential amount of future payments that the Fund could be required to make would be an amount equal to the notional amount of the agreement. This potential amount would be partially offset by any recovery value of the respective referenced obligation, or net amount received from the settlement of a buy protection

61

FS Credit Income Fund

Notes to Consolidated Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 6. Financial Instruments (continued)

credit default swap agreement entered into by the Fund for the same referenced obligation. The interest fee paid or received on the swap contract, which is based on a specified interest rate on a fixed notional amount, is accrued daily and is recorded as realized loss or gain. The Fund records an increase or decrease to unrealized appreciation (depreciation) on credit default swaps in an amount equal to the change in daily valuation. Upfront payments or receipts, if any, are recorded as unamortized swap premiums paid or received, respectively, and are amortized over the life of the swap contract as realized losses or gains. For financial reporting purposes, unamortized upfront payments, if any, are netted with unrealized appreciation (depreciation) on credit default swaps to determine the market value of swaps. The Fund will segregate assets in the form of cash and/or liquid securities in an amount equal to any unrealized depreciation on the credit default swaps of which it is the buyer, marked-to-market on a daily basis. The Fund segregates assets in the form of cash and/or liquid securities in an amount equal to the notional amount of the credit default swaps of which it is the seller. Credit default swaps involve certain risks, including the risk that the seller may be unable to fulfill the transaction.

The fair value of open derivative instruments (which are not considered to be hedging instruments for accounting disclosure purposes) by risk exposure as of October 31, 2022 was as follows:

Fair Value
	Asset Derivative	Liability Derivative
Foreign Currency Risk
Forward foreign currency exchange contracts	$3,189(1)	$423(2)
Cross-currency swaps	$7,547(3)	$33(4)
Interest Rate Risk
Interest rate futures	$47(5)	$—
Interest rate swaps	$674(3)	$—
Credit Risk
Total return swaps	$—	$158(4)

The Fund’s derivative assets and liabilities at fair value by risk, presented in the table above, are reported on a gross basis on the Fund’s consolidated statement of assets and liabilities and located as follows:

(1)Unrealized appreciation on forward foreign currency exchange contracts.

(2)Unrealized depreciation on forward foreign currency exchange contracts.

(3)Unrealized appreciation on swap contracts.

(4)Unrealized depreciation on swap contracts.

(5)Receivable for variation margin on futures contracts.

The following tables present the Fund’s derivative assets and liabilities by counterparty, net of amounts available for offset under a master netting agreement and net of the related collateral received by the Fund for assets or pledged by the Fund for liabilities as of October 31, 2022:

Counterparty	Derivative Assets Subject to Master Netting Agreement(1)	Derivatives Available for Offset	Non-cash Collateral Received(2)	Cash Collateral Received(2)(5)	Net Amount of Derivative Assets(3)
BNP Paribas	$494	$494	$—	$—	$—
Goldman Sachs International	$96	$—	$—	$96	$—
JPMorgan Chase Bank, N.A.	$8,857	$190	$—	$7,416	$1,251
Morgan Stanley & Co. LLC	$271	$—	$—	$—	$271
State Street Bank and Trust Company	$1,692	$127	$—	$1,153	$412

62

FS Credit Income Fund

Notes to Consolidated Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 6. Financial Instruments (continued)

Counterparty	Derivative Liabilities Subject to Master Netting Agreement(1)	Derivatives Available for Offset	Non-cash Collateral Pledged(2)	Cash Collateral Pledged(2)(5)	Net Amount of Derivative Liabilities(4)
Bank of America, N.A.	$158	$—	$—	$158	$—
BNP Paribas	$4,834	$494	$4,090	$250	$—
JPMorgan Chase Bank, N.A.	$190	$190	$—	$—	$—
Royal Bank of Canada	$4,120	$—	$3,990	$130	$—
State Street Bank and Trust Company	$127	$127	$—	$—	$—

(1)Exchange-traded or centrally-cleared derivatives are excluded from these reported amounts.

(2)In some instances, the actual amount of the collateral received and/or pledged may be more than the amount shown due to overcollateralization.

(3)Net amount of derivative assets represents the net amount due from the counterparty to the Fund in the event of default.

(4)Net amount of derivative liabilities represents the net amount due from the Fund to the counterparty in the event of default.

(5)Certain cash collateral pledged by counterparties has been utilized by the Fund for daily investment activities and is not reflected on the Fund’s consolidated statement of assets and liabilities.

The effect of derivative instruments (which are not considered to be hedging instruments for accounting disclosure purposes) on the Fund’s consolidated statement of operations by risk exposure for the year ended October 31, 2022 was as follows:

	Realized Gain (Loss) on Derivatives Recognized in Income	Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Foreign Currency Risk
Forward foreign currency exchange contracts	$3,390(1)	$2,304(2)
Cross-currency swaps	$1,069(3)	$6,859(4)
Interest Rate Risk
Interest rate futures	$716(5)	$(56)(6)
Interest rate swaps	$2,909(3)	$617(4)
Credit Risk
Total return debt swaps	$145(3)	$(119)(4)

The Fund’s derivative instruments at fair value by risk, presented in the table above, are reported on the Fund’s consolidated statement of operations and located as follows:

(1)Net realized gain (loss) on forward foreign currency exchange contracts.

(2)Net change in unrealized appreciation (depreciation) on forward foreign currency exchange contracts.

(3)Net realized gain (loss) on swap contracts.

(4)Net change in unrealized appreciation (depreciation) on swap contracts.

(5)Net realized gain (loss) on futures contracts.

(6)Net change in unrealized appreciation (depreciation) on futures contracts.

The average notional amounts of forward foreign currency exchange contracts, short futures contracts, cross-currency swaps, interest rate swaps and total return debt swaps outstanding during the year ended October 31, 2022, which are indicative of the volumes of these derivative types, were $53,966, $4,701, $50,180, $31,917 and $4,755, respectively.

The Fund may enter into reverse repurchase agreements in the normal course of its investing activities. The use of reverse repurchase agreements involves many of the same risks involved in the use of leverage, as the proceeds from reverse repurchase agreements generally are invested in additional securities. If the Fund suffers a loss on its investment of the transaction proceeds from a reverse repurchase agreement, the Fund would still be required to pay the full repurchase price. Further, the Fund remains subject to the risk that the market value of the securities repurchased declines below the repurchase price. In such cases, the Fund would be required to return a portion of the cash received from the transaction or provide additional securities to the counterparty.

63

FS Credit Income Fund

Notes to Consolidated Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 6. Financial Instruments (continued)

Cash received in exchange for securities delivered plus accrued interest due to the counterparty is recorded as a liability in the consolidated statement of assets and liabilities at face value including accrued interest. The face value of the reverse repurchase agreement approximates fair value. Interest payments made by the Fund to the counterparties are recorded as a component of interest expense in the consolidated statement of operations. In periods of increased demand for the security, the Fund may receive a fee for the use of the security by the counterparty, which may result in interest income to the Fund.

Reverse repurchase transactions are entered into by the Fund under master repurchase agreements (“MRA”) which permit the Fund, under certain circumstances, including an event of default (such as bankruptcy or insolvency), to offset payables and/or receivables under the MRA with collateral held and/or posted to the counterparty and create one single net payment due to or from the Fund. With reverse repurchase transactions, typically the Fund and counterparty under an MRA are permitted to sell, re-pledge, or use the collateral associated with the transaction. Bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of the MRA counterparty’s bankruptcy or insolvency. Pursuant to the terms of the MRA, the Fund receives or posts securities as collateral with a market value in excess of the repurchase price to be paid or received by the Fund upon the maturity of the transaction. Upon a bankruptcy or insolvency of the MRA counterparty, the Fund is considered an unsecured creditor with respect to excess collateral and, as such, the return of excess collateral may be delayed.

As of October 31, 2022, the following table presents the Fund’s open reverse repurchase agreements by counterparty, which are subject to offset under an MRA on a net basis:

Counterparty	Reverse Repurchase Agreements	Non-cash Collateral Pledged Including Accrued Interest(1)	Cash Collateral Pledged	Net Exposure Due (to)/from Counterparty(2)
BNP Paribas	$4,695	$4,695	$—	$—
Royal Bank of Canada	$4,120	$4,120	$—	$—

(1)In some instances, the actual amount of the collateral received and/or pledged may be more than the amount shown due to overcollateralization.

(2)Net exposure represents the net receivable (payable) that would be due from (to) the counterparty in the event of default.

The following table reflects a breakdown of transactions accounted for as secured borrowings, the gross obligation by the type, and the remaining contractual maturity of those transactions as of October 31, 2022.

	Remaining Contractual Maturity of the Agreements
	Overnight and Continuous	Less Than 30 Days	30 - 90 Days	More Than 90 Days	Total
Reverse repurchase agreements
Senior Secured Bonds and Unsecured Bonds	$—	$4,695	$4,120	$—	$8,815
Total Borrowings	$—	$4,695	$4,120	$—	$8,815

Note 7. Investment Portfolio

The following table summarizes the composition of the Fund’s investment portfolio at cost and fair value as of October 31, 2022:

	Amortized Cost(1)	Fair Value	Percentage of Portfolio
Senior Secured Loans — First Lien	$130,058	$124,148	22%
Senior Secured Loans — Second Lien	13,596	13,069	2%
Senior Secured Bonds	97,598	89,113	16%
Unsecured Bonds	235,105	215,563	37%
Collateralized Loan Obligation (CLO)/Structured Credit	114,173	102,501	18%
Convertible Bonds	16,299	13,374	2%
Municipal Bonds	6,063	6,440	1%
Emerging Markets Debt	10,361	7,756	1%
Preferred Equity	2,124	1,901	0%
Common Equity	3,220	3,520	1%
Short-Term Investments	1,198	1,198	0%
Total	$629,795	$578,583	100%

(1)Amortized cost represents the original cost adjusted for the amortization of premiums and/or accretion of discounts, as applicable, on investments.

64

FS Credit Income Fund

Notes to Consolidated Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 7. Investment Portfolio (continued)

In general, under the 1940 Act, the Fund would be presumed to “control” a portfolio company if it owned more than 25% of its voting securities or had the power to exercise control over the management or policies of such portfolio company, and would be an “affiliated person” of a portfolio company if it owned 5% or more of its voting securities.

As of October 31, 2022, the Fund did not “control” any of its portfolio companies and was not an “affiliated person” of any of its portfolio companies, each as defined in the 1940 Act.

The Fund’s investment portfolio may contain loans and other unfunded arrangements that are in the form of lines of credit or revolving credit facilities, or other investments, which require the Fund to provide funding when requested by portfolio companies in accordance with the terms of the underlying agreements. As of October 31, 2022, the Fund had unfunded commitments of $5,337. The Fund maintains sufficient cash on hand, available borrowings and liquid securities to fund any unfunded commitments should the need arise.

The table below describes investments by industry classification and enumerates the percentage, by fair value, of the total portfolio assets in such industries as of October 31, 2022:

Industry Classification	Fair Value	Percentage of Portfolio
USD CLO	$64,053	11%
Media Entertainment	60,448	10%
Retail	44,286	8%
Oil & Gas	38,636	7%
Healthcare-Services	32,986	6%
Leisure Time	31,256	5%
Pharmaceuticals	23,847	4%
EUR CLO	23,374	4%
Telecommunications	22,738	4%
Chemicals	21,084	4%
Diversified Financial Services	17,613	3%
Electric	15,345	3%
Advertising	13,560	2%
Internet	13,054	2%
Software	10,630	2%
Lodging	10,490	2%
Banks	9,692	2%
Other	125,491	21%
Total	$578,583	100%

Purchases and sales of securities during the year ended October 31, 2022, other than short-term securities and U.S. government obligations, were $826,209 and $662,558, respectively.

Note 8. Fair Value of Financial Instruments

Under existing accounting guidance, fair value is defined as the price that a fund would receive upon selling an investment or pay to transfer a liability in an orderly transaction to a market participant in the principal or most advantageous market for the investment. This accounting guidance emphasizes that valuation techniques maximize the use of observable market inputs and minimize the use of unobservable inputs. Inputs refer broadly to the assumptions that market participants would use in pricing an asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing an asset or liability developed based on market data obtained from sources independent of the Fund. Unobservable inputs are inputs that reflect the assumptions market participants would use in pricing an asset or liability developed based on the best information available in the circumstances. The Fund classifies the inputs used to measure these fair values into the following hierarchy as defined by current accounting guidance:

Level 1: Inputs that are quoted prices (unadjusted) in active markets for identical assets or liabilities.

Level 2: Inputs that are quoted prices for similar assets or liabilities in active markets.

Level 3: Inputs that are unobservable for an asset or liability.

65

FS Credit Income Fund

Notes to Consolidated Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 8. Fair Value of Financial Instruments (continued)

A financial instrument’s categorization within the valuation hierarchy is based upon the lowest level of input that is significant to the fair value measurement.

As of October 31, 2022, the Fund’s investments and derivatives were categorized as follows in the fair value hierarchy:

Asset Description	Level 1	Level 2	Level 3	Total
Senior Secured Loans—First Lien	$—	$97,158	$26,990	$124,148
Senior Secured Loans—Second Lien	—	10,367	2,702	13,069
Senior Secured Bonds	—	89,113	—	89,113
Unsecured Bonds	—	214,748	815	215,563
Collateralized Loan Obligation (CLO) / Structured Credit	—	99,296	3,205	102,501
Convertible Bonds	—	13,374	—	13,374
Municipal Bonds	—	6,440	—	6,440
Emerging Markets Debt	—	7,756	—	7,756
Preferred Equity	—	5	1,896	1,901
Common Equity	1,321	1,883	316	3,520
Short-Term Investments	—	1,198	—	1,198
Total Investments	1,321	541,338	35,924	578,583
Forward Foreign Currency Exchange Contracts	—	3,189	—	3,189
Short Futures	47	—	—	47
Cross-Currency Swaps	—	7,547	—	7,547
Interest Rate Swaps	—	674	—	674
Total Assets	$1,368	$552,748	$35,924	$590,040

Liability Description	Level 1	Level 2	Level 3	Total
Reverse Repurchase Agreements	$—	$(8,815)	$—	$(8,815)
U.S. Treasury Sold Short	—	(6,262)	—	(6,262)
Forward Foreign Currency Exchange Contracts	—	(423)	—	(423)
Cross-Currency Swaps	—	—	(33)	(33)
Total Return Debt Swaps	—	—	(158)	(158)
Total Liabilities	$—	$(15,500)	$(191)	$(15,691)

The Board is responsible for overseeing the valuation of the Fund’s portfolio investments at fair value as determined in good faith pursuant to FS Credit Income Advisor’s valuation policy and consistently applied valuation process. The Board has designated FS Credit Income Advisor as valuation designee with day-to-day responsibility for implementing the Fund’s portfolio valuation process set forth in FS Credit Income Advisor’s valuation policy.

The Fund’s investments consist primarily of debt securities that are traded on a private over-the-counter market for institutional investors. Except as described below, the Fund values its investments daily by using the mid-point of the prevailing bid and ask prices from dealers, which are provided by an independent third-party pricing service and screened for validity by such service. Investments and futures that are traded on an active public market are valued daily at their closing price. Forward foreign currency exchange contracts and swaps are valued at their quoted daily prices obtained from an independent third party. Debt investments where prices from dealers are not available are valued using broker quotes. Debt investments for which broker quotes are not available would be valued by an independent third-party valuation firm, which determines the fair value of such investments by considering, among other factors, the borrower’s ability to adequately service its debt, prevailing interest rates for like investments, expected cash flows, call features, anticipated prepayments and other relevant terms of the investments. Investments that are traded on an active public market are valued at their closing price as of the date of the consolidated financial statements and are classified as Level 1 within the fair value hierarchy. Except as described above, one of the Fund’s preferred stock investments is also valued by the same independent valuation firm, which determines the fair value of such investments by considering, among other factors, contractual rights ascribed to such investments, as well as various income scenarios and multiples of EBITDA, cash flows, net income, revenues or, in limited instances, book value or liquidation value.

66

FS Credit Income Fund

Notes to Consolidated Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 8. Fair Value of Financial Instruments (continued)

FS Credit Income Advisor periodically benchmarks the bid and ask prices it receives from the independent third-party pricing service and/or dealers, as applicable, against the actual prices at which it purchases and sells its investments. Based on the results of the benchmark analysis and the experience of the Fund’s management in purchasing and selling these investments in other investment funds managed by the sponsor, FS Credit Income Advisor believes that these prices are reliable indicators of fair value. FS Credit Income Advisor reviewed the valuation determinations made with respect to these investments in a manner consistent with FS Credit Income Advisor’s valuation policy.

The following is a reconciliation for the year ended October 31, 2022 of investments for which significant unobservable inputs (Level 3) were used in determining fair value:

	Senior Secured Loans— First Lien	Senior Secured Loans— Second Lien	Unsecured Bonds	Collateralized Loan Obligation (CLO)/ Structured Credit	Preferred Equity	Common Equity	Total
Fair value at beginning of year	$—	$—	$835	$6,047	$209	$512	$7,603
Accretion of discount (amortization of premium)	22	3	—	(1)	—	—	24
Realized gain (loss)	—	—	—	(74)	—	—	(74)
Net change in unrealized appreciation (depreciation)	(432)	(1)	(20)	(458)	(158)	(196)	(1,265)
Purchases	26,338	2,700	—	2,533	1,845	—	33,416
Sales	(344)	—	—	(5,901)	—	—	(6,245)
Net transfers into Level 3(1)	1,406	—	—	1,059	—	—	2,465
Net transfers out of Level 3(1)	—	—	—	—	—	—	—
Fair value at end of year	$26,990	$2,702	$815	$3,205	$1,896	$316	$35,924
The amount of total gains or losses for the period included in changes in net assets attributable to the change in unrealized gains or losses relating to investments still held at the reporting date	$(432)	$(1)	$(20)	$(508)	$(158)	$(196)	$(1,315)

(1)Transfers into or out of Level 3 were deemed to have occurred as a result of, among other factors, changes in liquidity, the depth and consistency of prices from third-party pricing services and the existence of observable trades in the market.

The following is a reconciliation for the year ended October 31, 2022 of the interest rate swaps and total return debt swaps for which significant unobservable inputs (Level 3) were used in determining fair value:

	Cross Currency Swaps	Total Return Debt Swaps
Fair value at beginning of year	$—	$(39)
Accretion of discount (amortization of premium)	—	—
Realized gain (loss)	—	145
Net change in unrealized appreciation (depreciation)	—	(119)
Sales and repayments	—	(145)
Net transfers in or out of Level 3	(33)	—
Fair value at end of year	$(33)	$(158)

The amount of total gains or losses for the period included in changes in net assets attributable to the change in unrealized gains or losses relating to investments still held at the reporting date	$—	$(119)

67

FS Credit Income Fund

Notes to Consolidated Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 8. Fair Value of Financial Instruments (continued)

The valuation techniques and significant unobservable inputs used in recurring Level 3 fair value measurements as of October 31, 2022 are as follows:

Type of Investment	Fair Value at October 31, 2022	Valuation Technique(1)	Unobservable Input	Range	Weighted Average
Senior Secured Loans - First Lien	$19,643	Market Comparables	Market Yield (%)	6.0% - 9.3%	7.9%
	4,537	Cost
	2,810	Other(2)
Senior Secured Loans - Second Lien	1,661	Market Comparables	Market Yield (%)	9.7% - 10.3%	10.0%
	1,041	Cost
Unsecured Bonds	815	Market Comparables	EBITDA Multiples (x) Market Yield (%)	7.5x - 8.5x 9.5% - 10.7%	8.0x 10.1%
CLO/Structured Credit	2,657	Discounted Cash Flow	Discount Rate (%)	4.8% - 5.8%	5.3%
	548	Other(2)
Preferred Equity	1,896	Market Comparables	EBITDA Multiples (x) Market Yield (%)	9.8x - 13.5x 12.2% - 15.8%	10.8x 15.1%
Common Equity	290 24 2	Market Comparables Option Pricing Model Other(2)	EBITDA Multiples (x) Volatility (%)	7.0x - 8.0x 40.0% - 40.0%	7.5x 40.0%
Total	$35,924
Cross Currency Swaps	$(33)	Cost
Total Return Debt Swaps	$(158)	Market Comparables	Market Yield (%)	3.2% - 5.3%	4.4%

(1)For investments using a market comparables valuation technique, a significant increase (decrease) in the market yield, in isolation, would result in a significantly lower (higher) fair value measurement, and a significant increase (decrease) in any of the valuation multiples, in isolation, would result in a significantly higher (lower) fair value measurement. Investments valued using an EBITDA multiple or a revenue multiple pursuant to the market comparables valuation technique may be conducted using an enterprise valuation waterfall analysis. For investments utilizing a discounted cash flow valuation technique, a significant increase (decrease) in the discount rate, in isolation, would result in a significantly lower (higher) fair value measurement. For investments utilizing an option pricing model valuation technique, a significant increase (decrease) in the volatility, in isolation, would result in a significantly higher (lower) fair value measurement.

(2)Fair valued based on expected outcome of proposed corporate transactions, other factors or proportionate share of private credit vehicle.

Note 9. Financing Arrangement

The following table presents summary information with respect to the Fund’s financing arrangement as of October 31, 2022:

Arrangement	Type of Arrangement	Rate	Amount Outstanding	Amount Available	Maturity Date
BNP Facility	Revolving Prime Brokerage	L+1.00%	$98,632	$ 111,595(1)	April 28, 2023(2)

(1)The amount available under the BNP Facility is calculated based on the value of the pledged collateral, rather than BNP Paribas’ commitment. As explained below, the Fund may borrow amounts in excess of BNP Paribas’ commitment, at the discretion of BNP Paribas, to the extent the pledged collateral provides sufficient coverage for additional borrowings.

(2)As described below, the BNP Facility generally is terminable upon 179 days’ notice by either party. As of October 31, 2022, neither the Fund nor BNP Paribas had provided notice of its intent to terminate the facility.

BNP Facility

On October 25, 2017, and effective November 1, 2017, the Fund entered into a committed facility arrangement (the “BNP Facility”) with BNP Paribas Prime Brokerage International, Ltd. (together with its affiliates “BNP Paribas”). The BNP Facility provides for borrowings in U.S. dollars and certain agreed upon foreign currencies. The Fund may borrow on an uncommitted basis, at the discretion of BNP Paribas, to the extent the pledged collateral provides sufficient coverage for such borrowings. The Fund may also borrow on a committed basis up to an aggregate principal amount equal to the average outstanding balance over the past ten business days.

The Fund may terminate the BNP facility at any time upon written notice to BNP Paribas. Absent a default or facility termination event (or the ratings decline described in the following sentence), BNP Paribas is required to provide the Fund with 179 days’ written notice prior to terminating or materially amending the BNP Facility. BNP Paribas has a cancellation right if BNP Paribas’ long-term credit rating declines three or more notches below its highest rating by any of Moody’s Investors Service, Inc., Standard & Poor’s Ratings Services or Fitch IBCA, Inc. during the term of the BNP Facility. Upon any such termination, BNP Paribas is required to pay the Fund a fee equal to 1.00% of the maximum amount of financing available on the termination date.

68

FS Credit Income Fund

Notes to Consolidated Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 9. Financing Arrangement (continued)

Under the BNP Facility, borrowings bear interest at the rate of one-month London Interbank Offered Rate (“LIBOR”) (or the relevant reference rate for any foreign currency borrowings) plus 1.00% per annum. Interest is payable monthly in arrears or may be capitalized on the principal balance as additional cash borrowing.

Under the BNP Facility, the Fund has made certain representations and warranties and is required to comply with various covenants, reporting requirements and other requirements customary for facilities of this type. The value of securities required to be pledged by the Fund is determined in accordance with the margin requirements described in the BNP Facility agreements. The BNP Facility agreements contain the following events of default and termination events customary for similar financing transactions.

The Fund’s obligations under the BNP Facility are secured by a first priority security interest in the Fund’s assets held at certain specified custody accounts.

The carrying amount outstanding under the BNP Facility approximates its fair value. For the year ended October 31, 2022, the total interest expense for the BNP Facility was $1,539.

For the year ended October 31, 2022, the cash paid for interest expense, average borrowings, effective interest rate and weighted average interest rate for the BNP Facility were as follows:

Cash paid for interest expense(1)	$1,215
Average borrowings	$58,625
Effective interest rate on borrowings at October 31, 2022	4.80%
Weighted average interest rate	2.63%

(1)Interest under the BNP Facility is payable monthly in arrears or may be capitalized on the principal balance as additional cash borrowing. During the year ended October 31, 2022, interest under the BNP Facility was capitalized.

Note 10. Concentration of Risk

Investing in the Fund involves risks, including, but not limited to, those set forth below. The risks described below are not, and are not intended to be, a complete enumeration or explanation of the risks involved in an investment in the Fund. For a more complete discussion of the risks of investing in the Fund, see the section entitled “Types of Investments and Related Risks” in the Fund’s prospectus and the Fund’s other filings with the SEC.

LIBOR Risk: The Fund is exposed to risks associated with changes in interest rates, including with respect to the phase out of LIBOR. The Fund is subject to financial market risks, including changes in interest rates. General interest rate fluctuations may have a substantial negative impact on the Fund’s investments, investment opportunities and cost of capital and, accordingly, may have a material adverse effect on its investment objectives, its rate of return on invested capital and its ability to service its debt and make distributions to its stockholders. In addition, an increase in interest rates would make it more expensive to use debt for the Fund’s financing needs, if any.

A majority of the Fund’s investment portfolio consists of senior secured debt and unsecured debt. The longer the duration of these securities, generally, the more susceptible they are to changes in market interest rates. As market interest rates increase, those securities with a lower yield-at-cost can experience a mark-to-market unrealized loss. An impairment of the fair market value of the Fund’s investments, even if unrealized, must be reflected in its consolidated financial statements for the applicable period and may therefore have a material adverse effect on its results of operations for that period.

Because the Fund incurs indebtedness to make investments, the Fund’s net investment income is dependent, in part, upon the difference between the rate at which the Fund borrows funds or pays interest on outstanding debt securities and the rate at which it invests these funds. An increase in interest rates would make it more expensive to use debt to finance the Fund’s investments or to refinance its current financing arrangements. In addition, certain of the Fund’s financing arrangements provide for adjustments in the loan interest rate along with changes in market interest rates. Therefore, in periods of rising interest rates, the Fund’s cost of funds will increase, which could materially reduce its net investment income. Any reduction in the level of interest rates on new investments relative to interest rates on the Fund’s current investments could also adversely impact its net investment income.

The Fund has and may continue to structure a majority of its debt investments with floating interest rates to position its portfolio for rate increases. However, there can be no assurance that this will successfully mitigate the Fund’s exposure to interest rate risk. For example, in the event of a rising interest rate environment, payments under floating rate debt instruments generally would rise and there may be a significant number of issuers of such floating rate debt instruments that would be unable or unwilling to pay such increased interest costs and may otherwise be unable to repay their loans. Rising interest rates could also cause portfolio companies to shift cash from other productive uses to the payment of interest, which may have a material adverse effect on their business and

69

FS Credit Income Fund

Notes to Consolidated Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 10. Concentration of Risk (continued)

operations and could, over time, lead to increased defaults. Investments in floating rate debt instruments may also decline in value in response to rising interest rates if the interest rates of such investments do not rise as much, or as quickly, as market interest rates in general. Similarly, during periods of rising interest rates, the Fund’s fixed rate investments may decline in value because the fixed rate of interest paid thereunder may be below market interest rates.

On March 5, 2021, the U.K.’s Financial Conduct Authority ( FCA) which regulates LIBOR, publicly announced that all U.S. dollar LIBOR settings will either cease to be provided by any administrator or no longer be representative (i) immediately after December 31, 2021 for one-week and two-month U.S. dollar LIBOR settings and (ii) immediately after June 30, 2023 for the remaining U.S. dollar LIBOR settings. In addition, as a result of supervisory guidance from U.S. regulators, some U.S. regulated entities will cease to enter into new LIBOR contracts after January 1, 2022. It is possible that a subset of LIBOR settings will be published after these dates on a “synthetic” basis, but any such publications would be considered non-representative of the underlying market. The U.S. Federal Reserve, based on the recommendations of the New York Federal Reserve’s Alternative Reference Rate Committee (comprised of major derivative market participants and their regulators), has begun publishing Secured Overnight Financing Rate (“SOFR”) that is intended to replace U.S. dollar LIBOR. Proposals for alternative reference rates for other currencies have also been announced or have already begun publication. Markets are slowly developing in response to these new reference rates. Uncertainty related to the liquidity impact of the change in rates, and how to appropriately adjust these rates at the time of transition, poses risks for the Fund. The effect of any changes to, or discontinuation of, LIBOR on the Fund will depend on, among other things, (1) existing fallback or termination provisions in individual contracts and (2) whether, how, and when industry participants develop and adopt new reference rates and fallbacks for both legacy and new instruments and contracts. The expected discontinuation of LIBOR could have a significant impact on the financial markets in general and may also present heightened risk to market participants, including public companies, investment advisers, investment companies, and broker-dealers. The risks associated with this discontinuation and transition will be exacerbated if the work necessary to effect an orderly transition to an alternative reference rate is not completed in a timely manner.

As market participants transition away from LIBOR, LIBOR’s usefulness may deteriorate and these effects could be experienced until the permanent cessation of the majority of U.S. LIBOR rates in 2023. The transition process may lead to increased volatility and illiquidity in markets that currently rely on LIBOR to determine interest rates. LIBOR’s deterioration may adversely affect the liquidity and/or market value of securities that use LIBOR as a benchmark interest rate, including securities and other financial instruments held by the Fund. Further, the utilization of an alternative reference rate, or the transition process to an alternative reference rate, may adversely affect the Fund’s performance.

Credit Risk: The Fund’s debt investments are subject to the risk of non-payment of scheduled interest or principal by the borrowers with respect to such investments. Such non-payment would likely result in a reduction of income to the Fund and a reduction in the value of the debt investments experiencing non-payment.

Although the Fund may invest in investments that FS Credit Income Advisor and GoldenTree believe are secured by specific collateral, the value of which may exceed the principal amount of the investments at the time of initial investment, there can be no assurance that the liquidation of any such collateral would satisfy the borrower’s obligation in the event of non-payment of scheduled interest or principal payments with respect to such investment, or that such collateral could be readily liquidated. In addition, in the event of bankruptcy of a borrower, the Fund could experience delays or limitations with respect to its ability to realize the benefits of the collateral securing an investment. Under certain circumstances, collateral securing an investment may be released without the consent of the Fund. Moreover, the Fund’s investments in secured debt may be unperfected for a variety of reasons, including the failure to make required filings by lenders, trustees or other responsible parties and, as a result, the Fund may not have priority over other creditors as anticipated. The Fund’s right to payment and its security interest, if any, may be subordinated to the payment rights and security interests of more senior creditors. Certain of these investments may have an interest-only payment schedule, with the principal amount remaining outstanding and at risk until the maturity of the investment. In this case, a portfolio company’s ability to repay the principal of an investment may be dependent upon a liquidity event or the long-term success of the company, the occurrence of which is uncertain.

Companies in which the Fund invests could deteriorate as a result of, among other factors, an adverse development in their business, a change in the competitive environment or an economic downturn. As a result, companies that the Fund expected to be stable may operate, or expect to operate, at a loss or have significant variations in operating results, may require substantial additional capital to support their operations or maintain their competitive position, or may otherwise have a weak financial condition or be experiencing financial distress.

Subordinated Loans Risk: Subordinated loans generally are subject to similar risks as those associated with investments in senior loans, except that such loans are subordinated in payment and/or lower in lien priority to first lien holders. In the event of default on a subordinated loan, the first priority lien holder has first claim to the underlying collateral of the loan to the extent such claim is secured. Additionally, an oversecured creditor may be entitled to additional interest and other charges in bankruptcy increasing the amount of

70

FS Credit Income Fund

Notes to Consolidated Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 10. Concentration of Risk (continued)

their allowed claim. Subordinated loans are subject to the additional risk that the cash flow of the borrower and property securing the loan or debt, if any, may be insufficient to meet scheduled payments after giving effect to the senior obligations of the borrower. This risk is generally higher for subordinated unsecured loans or debt, which are not backed by a security interest in any specific collateral. Subordinated loans generally have greater price volatility than senior loans and may be less liquid.

Below Investment Grade Rating Risk: The Fund may invest unlimited amounts in debt instruments that are rated below investment grade, which are often referred to as “high-yield” securities or “junk bonds.” Below investment grade senior loans, high-yield securities and other similar instruments are rated “Ba1” or lower by Moody’s, “BB+” or lower by S&P or “BB+” or lower by Fitch or, if unrated, are judged by FS Credit Income Advisor to be of comparable credit quality. While generally providing greater income and opportunity for gain, below investment grade debt instruments may be subject to greater risks than securities or instruments that have higher credit ratings, including a higher risk of default. The credit rating of a corporate bond and senior loan that is rated below investment grade does not necessarily address its market value risk, and ratings may from time to time change, positively or negatively, to reflect developments regarding the borrower’s financial condition. Below investment grade corporate bonds and senior loans and similar instruments often are considered to be speculative with respect to the capacity of the borrower to timely repay principal and pay interest or dividends in accordance with the terms of the obligation and may have more credit risk than higher rated securities. Lower grade securities and similar debt instruments may be particularly susceptible to economic downturns. It is likely that a prolonged or deepening economic recession could adversely affect the ability of some borrowers issuing such corporate bonds, senior loans and similar debt instruments to repay principal and pay interest on the instrument, increase the incidence of default and severely disrupt the market value of the securities and similar debt instruments.

Non-U.S. Securities Risk: Investments in certain securities and other instruments of non-U.S. issuers or borrowers (“non-U.S. securities”), involve factors not typically associated with investing in the United States or other developed countries, including, but not limited to, risks relating to: (i) differences between U.S. and non-U.S. securities markets, including potential price volatility in and relative illiquidity of some non-U.S. securities markets; the absence of uniform accounting, auditing and financial reporting standards, practices and disclosure requirements; and less government supervision and regulation; (ii) other differences in law and regulation, including fewer investor protections, less stringent fiduciary duties, less developed bankruptcy laws and difficulty in enforcing contractual obligations; (iii) certain economic, geo-political and political risks, including potential economic, political or social instability; exchange control regulations; restrictions on foreign investment and repatriation of capital, possibly requiring government approval; expropriation or confiscatory taxation; other government restrictions by the United States or other governments; higher rates of inflation; higher transaction costs; and reliance on a more limited number of commodity inputs, service providers and/or distribution mechanisms; and (iv) the possible imposition of local taxes on income and gains recognized with respect to securities and assets. Certain non-U.S. markets may rely heavily on particular industries or non-U.S. capital and are more vulnerable to diplomatic developments, the imposition of economic sanctions against a particular country or countries, organizations, entities and/or individuals, changes in international trading patterns, trade barriers and other protectionist or retaliatory measures. International trade barriers or economic sanctions against non-U.S. countries, organizations, entities and/or individuals may adversely affect the Fund’s non-U.S. holdings or exposures. Certain non-U.S. investments may become less liquid in response to social, political or market developments or adverse investor perceptions, or become illiquid after purchase by the Fund, particularly during periods of market turmoil. Certain non U.S. investments may become illiquid when, for instance, there are few, if any, interested buyers and sellers or when dealers are unwilling to make a market for certain securities. When the Fund holds illiquid investments, its portfolio may be harder to value, especially in changing markets. The risks of investments in emerging markets, including the risks described above, are usually greater than the risks involved in investing in more developed markets. Because non-U.S. securities may trade on days when the Fund’s common shares are not priced, NAV may change at times when common shares cannot be sold.

Foreign Currency Risk: Investments made by the Fund, and the income received by the Fund with respect to such investments, may be denominated in various non-U.S. currencies. However, the books of the Fund are maintained in U.S. dollars. Accordingly, changes in currency values may adversely affect the U.S. dollar value of portfolio investments, interest and other revenue streams received by the Fund, gains and losses realized on the sale of portfolio investments and the amount of distributions, if any, made by the Fund. In addition, the Fund may incur substantial costs in converting investment proceeds from one currency to another. The Fund may enter into derivative transactions designed to reduce such currency risks. Furthermore, the portfolio companies in which the Fund invests may be subject to risks relating to changes in currency values. If a portfolio company suffers adverse consequences as a result of such changes, the Fund may also be adversely affected as a result.

Collateralized Loan Obligation (“CLO”) Securities Risk: The Fund will invest in CLO securities issued by CLOs that principally invest in senior loans (typically, 80% or more of their assets), diversified by industry and borrower. It is also possible that the underlying obligations of CLOs in which the Fund invests will include (i) subordinated loans, (ii) debt tranches of other CLOs, and (iii) equity securities incidental to investments in senior loans. Holders of such securities are subject to a number of risks, including the credit, liquidity, counterparty and other market and asset specific risks.

71

FS Credit Income Fund

Notes to Consolidated Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 10. Concentration of Risk (continued)

CLOs are generally backed by an asset or a pool of assets (often senior secured loans and other credit-related assets in the case of a CLO) that serve as collateral. Holders of structured products bear the risks, including credit risk, of the underlying investments, index or reference obligation and are subject to prepayment and counterparty risks. Most CLOs are issued in multiple tranches, offering investors various maturity and credit risk characteristics, often categorized as senior, mezzanine and subordinated/equity according to their degree of risk. If there are defaults or the relevant collateral otherwise underperforms, scheduled payments to senior tranches of such securities take precedence over those of mezzanine tranches, and scheduled payments to mezzanine tranches take precedence over those to subordinated/equity tranches. The Fund primarily invests in CLOs categorized as the mezzanine tranche, which are made in companies with capital structures having indebtedness ranking ahead of the CLOs.

CLO securities are typically privately offered and sold and may be thinly traded or have a limited trading market. As a result, investments in CLO securities may be characterized by the Fund as illiquid securities. In addition to the general risks associated with debt securities discussed above, CLOs carry additional risks, including: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; and (iii) the possibility that the investments in CLOs are subordinate to other classes or tranches of the CLOs as discussed above. The market value of CLO securities may be affected by, among other things, changes in the market value of the underlying assets held by the CLO, changes in the distributions on the underlying assets, defaults and recoveries on the underlying assets, capital gains and losses on the underlying assets, prepayments on underlying assets and the availability, prices and interest rate of underlying assets. Furthermore, the leveraged nature of each subordinated class may magnify the adverse impact on such class of changes in the value of the assets, changes in the distributions on the assets, defaults and recoveries on the assets, capital gains and losses on the assets, prepayment on assets and availability, price and interest rates of assets. Finally, CLO securities are limited recourse and may not be paid in full and may be subject to up to 100% loss.

Derivatives Risk: The Fund may use derivative instruments including, in particular, swaps (including, total return swaps), synthetic CLOs, reverse repurchase agreements and other similar transactions, in seeking to achieve its investment objective or for other reasons, such as cash management, financing activities or to hedge its positions. Accordingly, these derivatives may be used in limited instances as a form of leverage or to seek to enhance returns, including speculation on changes in credit spreads, interest rates or other characteristics of the market, individual securities or groups of securities. If the Fund invests in a derivative for speculative purposes, the Fund will be fully exposed to the risks of loss of that derivative, which may sometimes be greater than the derivative’s cost. The use of derivatives may involve substantial leverage. The use of derivatives may subject the Fund to various risks, including counterparty risk, currency risk, leverage risk, liquidity risk, correlation risk, index risk and regulatory risk.

Furthermore, the Fund’s ability to successfully use derivatives depends on FS Credit Income Advisor’s ability to predict pertinent securities prices, interest rates, currency exchange rates and other economic factors, which cannot be assured. Additionally, segregated liquid assets, amounts paid by the Fund as premiums and cash or other assets held in margin accounts with respect to derivatives are not otherwise available to the Fund for investment purposes.

The SEC adopted new regulations governing the use of derivatives by registered investment companies (“Rule 18f-4”). The Fund has implemented and is complying with Rule 18f-4. Rule 18f-4 imposes limits on the amount of derivatives a fund can enter into, eliminates the asset segregation framework currently used by funds to comply with Section 18 of the 1940 Act, treats derivatives as senior securities so that a failure to comply with the limits would result in a statutory violation and requires funds whose use of derivatives is more than a limited specified exposure to establish and maintain a comprehensive derivatives risk management program and appoint a derivatives risk manager.

Rule 144A Securities Risk: The Fund may purchase certain securities eligible for resale to qualified institutional buyers as contemplated by Rule 144A under the Securities Act of 1933 (“Rule 144A Securities”). Rule 144A provides an exemption from the registration requirements of the Securities Act of 1933 for the resale of certain restricted securities to certain qualified institutional buyers. One effect of Rule 144A is that certain restricted securities may be considered liquid, though no assurance can be given that a liquid market for Rule 144A Securities will develop or be maintained. However, where a substantial market of qualified institutional buyers has developed for certain unregistered securities purchased by the Fund pursuant to Rule 144A, the Fund intends to treat such securities as liquid securities in accordance with procedures approved by the Board. Because it is not possible to predict with certainty how the market for Rule 144A Securities will develop, the Board directs FS Credit Income Advisor to carefully monitor the Fund’s investments in such securities with particular regard to trading activity, availability of reliable price information and other relevant information. To the extent that, for a period of time, qualified institutional buyers cease purchasing restricted securities pursuant to Rule 144A, the Fund’s investing in such securities may have the effect of increasing the level of illiquidity in its investment portfolio during such period.

72

FS Credit Income Fund

Notes to Consolidated Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 10. Concentration of Risk (continued)

Pandemic Risk: The continuing spread of an infectious respiratory illness caused by a novel strain of coronavirus (known as COVID-19) has caused volatility, severe market dislocations and liquidity constraints in many markets, including securities the Fund holds, and may adversely affect the Fund’s investments and operations. The outbreak was first detected in December 2019 and subsequently spread globally, and since then, the number of cases has fluctuated and new “variants” have been confirmed around the world. The transmission of COVID-19 and efforts to contain its spread have resulted in travel restrictions and disruptions, closed international borders, enhanced health screenings at ports of entry and elsewhere, disruption of and delays in healthcare service preparation and delivery, quarantines, event and service cancellations or interruptions, disruptions to business operations (including staff reductions), supply chains and consumer activity, as well as general concern and uncertainty that has negatively affected the economic environment. These disruptions have led to instability in the marketplace, including, at times, stock market losses and overall volatility. The impact of COVID-19, and other infectious illness outbreaks, epidemics or pandemics that may arise in the future, could adversely affect the economies of many nations or the entire global economy, the financial performance of individual issuers, borrowers and sectors and the health of the markets generally in potentially significant and unforeseen ways. In addition, the impact of infectious illnesses, such as COVID-19, in emerging market countries may be greater due to generally less established healthcare systems. This crisis or other public health crises may exacerbate other pre-existing political, social and economic risks in certain countries or globally.

The foregoing could lead to a significant economic downturn or recession, increased market volatility, a greater number of market closures, higher default rates and adverse effects on the values and liquidity of securities or other assets. Such impacts, which may vary across asset classes, may adversely affect the performance of the Fund’s investments, the Fund and a shareholder’s investment in the Fund. In certain cases, an exchange or market may close or issue trading halts on either specific securities or even the entire market, which may result in the Fund being, among other things, unable to buy or sell certain securities or financial instruments or to accurately price its investments.

To satisfy any shareholder repurchase requests during periods of extreme volatility, such as those associated with COVID-19, it is more likely the Fund may be required to dispose of portfolio investments at unfavorable prices compared to their intrinsic value.

The Fund and its investment adviser have in place business continuity plans reasonably designed to ensure that they maintain normal business operations, and that the Fund, its portfolio and assets are protected. However, in the event of a pandemic or an outbreak, such as COVID-19, there can be no assurance that the Fund, its advisers and service providers, or the Fund’s portfolio companies, will be able to maintain normal business operations for an extended period of time or will not lose the services of key personnel on a temporary or long-term basis due to illness or other reasons. A pandemic or disease could also impair the information technology and other operational systems upon which the Fund’s advisers rely and could otherwise disrupt the ability of the Fund’s service providers to perform essential tasks.

Governmental authorities and regulators throughout the world, such as the U.S. Federal Reserve, have in the past responded to major economic disruptions with changes to fiscal and monetary policy, including but not limited to, direct capital infusions, new monetary programs and dramatically lower interest rates. Certain of those policy changes have been implemented in response to the COVID-19 pandemic. Such policy changes may adversely affect the value, volatility and liquidity of dividend and interest paying securities. The full effect of efforts undertaken by the U.S. Federal Reserve to address the economic impact of the COVID-19 pandemic, and other monetary and fiscal actions that may be taken by the U.S. federal government to stimulate the U.S. economy, are not yet fully known. Although vaccines for COVID-19 have become more widely available, the duration of the COVID-19 outbreak and its variants and its full impacts are unknown, and the pace of recovery may vary from market to market, resulting in a high degree of uncertainty for potentially extended periods of time, especially in certain sectors in which the Fund may make investments. The impact of these events and other epidemics or pandemics in the future could adversely affect Fund performance.

Portfolio Turnover Risk: The Fund’s annual portfolio turnover rate may vary greatly from year to year, as well as within a given year. Although the Fund cannot accurately predict its annual portfolio turnover rate, it is expected to exceed 100% going forward under normal circumstances. However, portfolio turnover rate is not considered a limiting factor in the execution of investment decisions for the Fund. High portfolio turnover may result in the realization of net short-term capital gains by the Fund which, when distributed to shareholders, will be taxable as ordinary income. In addition, a higher portfolio turnover rate results in correspondingly greater brokerage commissions and other transactional expenses that are borne by the Fund.

Russia/Ukraine Market Risk: Increased tensions between Russia and Ukraine have escalated into an armed conflict given Russia’s invasion of Ukraine in February 2022. The conflict involving these two countries and the outbreak of hostilities between them may escalate or result in more widespread conflict. Such hostilities, and the threat of wider-spread hostilities, could lead to disruption, instability and volatility in global markets and commodity prices, economies and industries that could negatively impact the Fund’s business, results of operations and financial condition. The conflict has already resulted in significant volatility in certain equity, debt

73

FS Credit Income Fund

Notes to Consolidated Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 10. Concentration of Risk (continued)

and currency markets, material increases in commodity prices, such as oil and natural gas, and economic uncertainty. In addition, sanctions imposed on Russia by the United States and other countries, and any sanctions imposed in the future, could have a significant adverse impact on the Russian economy and related markets. The price and liquidity of investments may fluctuate widely as a result of the conflict and related events. How long the armed conflict and related events will last cannot be predicted. These tensions and any related events could have significant impact on Fund performance and the value of an investment in the Fund.

Note 11. Commitments and Contingencies

The Fund enters into contracts that contain a variety of indemnification provisions. The Fund’s maximum exposure under these arrangements is unknown; however, the Fund has not had prior claims or losses pursuant to these contracts. Management of FS Credit Income Advisor has reviewed the Fund’s existing contracts and expects the risk of loss to the Fund to be remote.

The Fund is not currently subject to any material legal proceedings and, to the Fund’s knowledge, no material legal proceedings are threatened against the Fund. From time to time, the Fund may be a party to certain legal proceedings in the ordinary course of business, including proceedings related to the enforcement of the Fund’s rights under contracts with its portfolio companies. While the outcome of any legal proceedings cannot be predicted with certainty, to the extent the Fund becomes party to such proceedings, the Fund would assess whether any such proceedings will have a material adverse effect upon its financial condition or results of operations.

See Note 4 for a discussion of the Fund’s commitments to FS Credit Income Advisor, GoldenTree and their respective affiliates (including FS Investments) resulting from the expense limitation agreements.

74

Supplemental Information (Unaudited)

Changes in Accountants and Disagreements with Accountants on Accounting and Financial Disclosure

The Fund has not had any changes in its independent registered public accounting firm or disagreements with its independent registered public accounting firm on accounting or financial disclosure matters since its inception.

Board of Trustees

Information regarding the members of the Board is set forth below. The trustees have been divided into two groups—interested trustees and independent trustees. The address for each trustee is c/o FS Credit Income Fund, 201 Rouse Boulevard, Philadelphia, Pennsylvania 19112. As set forth in the Fund’s amended and restated declaration of trust, each trustee’s term of office shall continue until his or her death, resignation or removal.

Name	Age	Trustee Since	Title	Principal Occupation(s) During the Past Five Years	Number of Registered Investment Companies in Fund Complex* Overseen by Trustee	Other Directorships Held by Trustee
Interested Trustees
Michael C. Forman(1)	61	October 2016	Chairman	Chairman and Chief Executive Officer of FS Investments	2	FS Credit Real Estate Income Trust, Inc. (since 2016); FS Credit Opportunities Corp. (since 2013); FS Energy and Power Fund (since 2010); and FS KKR Capital Corp. (since 2007)
Steven Shapiro(2)	55	September 2017	Trustee	Partner and Executive Committee Member of GoldenTree Asset Management	1	Heartland Media Acquisition Corp. (since 2022)

75

Supplemental Information (Unaudited) (continued)

Name	Age	Trustee Since	Title	Principal Occupation(s) During the Past Five Years	Number of Registered Investment Companies in Fund Complex* Overseen by Trustee	Other Directorships Held by Trustee
Independent Trustees
Holly E. Flanagan	51	September 2017	Trustee	Managing Director of Gabriel Investments (since 2013)	1	Hamilton Lane Private Assets Fund (since 2020); and Hamilton Lane Alliance Holdings I, Inc. (since 2021)
Brian R. Ford	74	September 2017	Trustee	Retired Partner of Ernst & Young LLP (1971 − 2008)	1	FS KKR Capital Corp. (since 2018); and Clearway Energy Inc. (formerly NRG Yield, Inc.) (since 2013)
Tyson A. Pratcher	47	March 2021	Trustee	Managing Director of RockCreek Group (global investment firm)(since 2020); Senior Advisor at 7 Acquisition Corp. (special purpose acquisition company)(since November 2021); Managing Partner of Cane Wells, Inc. (2019 – 2020); Co-Head of Investments of TFO USA (2017 – 2019); Director of Opportunistic Investments, Director of Absolute Return Strategies and Director of Emerging Managers of NY State Common Retirement Fund (2007 – 2017)	1	Finance of America (since April 2021)
Daniel J. Hilferty, III	66	March 2019	Trustee	Chairman of Dune View Strategies (since July 2021); Chief Executive Officer of Independence Health Group (2010 – 2020)	1	Health Pilot Inc. (since October 2021); Essential Utilities, Inc. (formerly Aqua America Inc.) (since 2017)

*The “Fund Complex” consists of the Fund and FS Credit Opportunities Corp.

(1)Mr. Forman is deemed to be an “interested person” of the Fund, as defined in Section 2(a)(19) of the 1940 Act, due to his role as a controlling person of FS Credit Income Advisor.

(2)Mr. Shapiro is deemed to be an “interested person” of the Fund, as defined in Section 2(a)(19) of the 1940 Act, due to his role as a partner and executive committee member of the parent company to GoldenTree Asset Management Credit Advisor LLC, the investment sub-adviser to the Fund.

76

Supplemental Information (Unaudited) (continued)

Executive Officers

Information regarding the executive officers of the Fund is set forth below. The address for each executive officer is c/o FS Credit Income Fund, 201 Rouse Boulevard, Philadelphia, Pennsylvania 19112.

Name	Age	Position Held with Registrant	Length of Time Served	Principal Occupation(s) During the Past Five Years
Michael C. Forman	61	Chairman, Chief Executive Officer & President	Since 2016	Chairman and Chief Executive Officer, FS Investments
Edward T. Gallivan, Jr.	60	Chief Financial Officer & Treasurer	Since 2017	Chief Financial Officer, FS Energy and Power Fund, FS Credit Opportunities Corp., FS Credit Real Estate Income Trust, Inc.
Stephen S. Sypherd	45	General Counsel & Secretary	Since 2016	General Counsel, FS Investments
James F. Volk	60	Chief Compliance Officer	Since 2016	Managing Director, Fund Compliance, FS Investments

Statement of Additional Information

The Fund’s statement of additional information contains additional information regarding the Fund’s trustees and executive officers and is available upon request and without charge by calling the Fund collect at 215-495-1150 or by accessing the Fund’s “SEC Filings” page on FS Investments’ website at www.fsinvestments.com.

Availability of Quarterly Portfolio Schedules

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT reports are available on the SEC’s website at www.sec.gov.

Proxy Voting Policies and Procedures

The Fund has delegated its proxy voting responsibility to FS Credit Income Advisor, the Fund’s investment adviser. In addition, FS Credit Income Advisor has delegated the responsibilities of voting and administering proxies received by the Fund to the GoldenTree Sub-Adviser, the investment sub-adviser to the Fund. Shareholders may obtain a copy of the proxy voting policies and procedures of FS Credit Income Advisor and the GoldenTree Sub-Adviser upon request and without charge by calling the Fund collect at 215-495-1150 or on the SEC’s website at http://www.sec.gov.

Proxy Voting Record

Information regarding how the GoldenTree Sub-Adviser voted proxies relating to the Fund’s portfolio securities during the most recent twelve-month period ended June 30 is available upon request and without charge by making a written request to the Fund’s Chief Compliance Officer at FS Credit Income Fund, 201 Rouse Boulevard, Philadelphia, Pennsylvania 19112, Attn: Chief Compliance Officer, by calling the Fund collect at 215-495-1150 or on the SEC’s website at http://www.sec.gov.

www.fsinvestments.com

© 2022 FS Investments

AR22-CIF
QES

Item 1. Reports to Shareholders.

(b)The following is a copy of the notice transmitted to shareholders in reliance on Rule 30e-3 under the 1940 Act that contains disclosures specified by paragraph (c)(3) of that rule:

FS INVESTMENTS

201 ROUSE BLVD
PHILADELPHIA, PA 19112

Notice of Internet Availability of Shareholder Report(s)

K28664-01S

0000001

BROADRIDGE
FINANCIAL SOLUTIONS, INC.
ATTENTION:
TEST PRINT
51 MERCEDES WAY
EDGEWOOD, NY
11717

FS INVESTMENTS®

Important Fund Report(s) Now Available Online and In Print by Request.
Annual and Semi-Annual Reports contain important information about the fund, including its holdings and financials. We encourage you to review the report(s) at the website below:

https://fsinvestments.com/fs-interval-funds-reports/
FS Credit Income Fund Annual Report

Request a printed/email report at no charge and/or elect to receive paper reports in the future, by calling or visiting (otherwise you will not receive a paper/email report):
1-877-628-8575
www.fsinvestments.com/edelivery

Go Paperless! Update your communication preferences at the website listed or scanning the QR Code below
www.fsinvestments.com/edelivery

Item 2. Code of Ethics.

(a)The registrant has adopted a Code of Business Conduct and Ethics (as amended, the “Code of Ethics”) that applies to all officers, trustees, directors and employees of the Fund and FS Credit Income Advisor, LLC (“FS Credit Income Advisor”), the investment adviser to the Fund, including the Fund’s principal executive officer, principal financial officer, principal accounting officer or controller and persons performing similar functions.

(b)Not applicable.

(c)On September 14, 2022, the Fund’s board of trustees (the “Board”) adopted an amended Code of Ethics. A copy of the Code of Ethics is attached hereto as Exhibit (a)(1) and is also available on the Fund’s “Corporate Governance” page on FS Investments’ website at www.fsinvestments.com.

(d)During the period covered by the Annual Report included in Item 1(a) of this Form N-CSR, the Fund did not grant any waivers, explicit or implicit, from a provision of the Code of Ethics to its principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions. The amendments reflected in the Code of Ethics and discussed above did not relate to or result in any waiver, explicit or implicit, of any provision of the Fund’s previous Code of Business Conduct and Ethics.

(e)Not applicable.

(f)A copy of the Code of Ethics is included herein as Exhibit (a)(1) and also is available on the Fund’s “Corporate Governance” page on FS Investments’ website at www.fsinvestments.com.

Item 3. Audit Committee Financial Expert.

(a)(1)The Board has determined that the Fund has at least one “audit committee financial expert” serving on the audit committee of the Board (the “Audit Committee”), as such term is defined for purposes of Item 3 of Form N-CSR.

(a)(2)The Board has determined that Brian R. Ford is an “audit committee financial expert” and is “independent,” as such terms are defined for purposes of Item 3 of Form N-CSR.

(a)(3)Not applicable.

Item 4. Principal Accountant Fees and Services.

(a)Audit Fees. The aggregate fees billed to the Fund for the fiscal years ended October 31, 2022 and 2021 for professional services rendered by Ernst & Young LLP, the Fund’s independent registered public accounting firm (“Ernst & Young”), for the audit of the Fund’s annual financial statements and services that are normally provided by Ernst & Young in connection with statutory and regulatory filings or engagements were $150,070 and $151,400, respectively.

(b)Audit-Related Fees. The aggregate fees billed to the Fund for the fiscal years ended October 31, 2022 and 2021 for assurance and related services by Ernst & Young that were reasonably related to the performance of the audit of the Fund’s financial statements and not reported in Item 4(a) above were $0 and $2,000, respectively. Audit-related fees for the fiscal years ended October 31, 2022 and 2021 represent fees billed for services provided in connection with consent letter procedures performed.

(c)Tax Fees. The aggregate fees billed to the Fund for the fiscal years ended October 31, 2022 and 2021 for professional services rendered by Ernst & Young for tax compliance, tax advice and tax planning were $250 and $19,200, respectively. Tax fees for the fiscal years ended October 31, 2022 and 2021 represent fees billed for tax compliance services provided in connection with the review of the Fund’s tax returns.

(d)All Other Fees. No fees were billed to the Fund for the fiscal years ended October 31, 2022 and 2021 for products and services provided by Ernst & Young, other than the services reported in Items 4(a) through (c) above.

(e)Audit Committee Pre-Approval Policies and Procedures.

(1)The Audit Committee has adopted, and the Board has approved, a Policy on Pre-Approval of Audit and Non-Audit Services (the “Policy”), which is intended to comply with Rule 2-01 of Regulation S-X and sets forth guidelines and procedures to be followed by the Fund when retaining an auditor to perform audit, audit-related, tax and other services for the Fund. The Policy permits such services to be pre-approved by the Audit Committee pursuant to either a general pre-approval or specific pre-approval. Unless a type of service provided by the auditor has received general pre-approval, it requires specific pre-approval by the Audit Committee. Any proposed services exceeding pre-approved cost levels require specific pre-approval by the Audit Committee.

(2)All services described in paragraphs (b) and (c) of this Item 4 were pre-approved before the engagement by the Audit Committee pursuant to paragraph (c)(7)(i)(A) of Rule 2-01 of Regulation S-X. Consequently, none of such services were required to be approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)Not applicable.

(g)The aggregate non-audit fees billed by Ernst & Young for services rendered to the Fund, FS Credit Income Advisor and any entity controlling, controlled by or under common control with FS Credit Income Advisor that provides ongoing services to the Fund for the fiscal years ended October 31, 2022 and 2021 were $250 and $21,200, respectively.

(h)Not applicable.

(i)Not applicable.

(j)Not applicable.

Item 5. Audit Committee of Listed Registrants.

(a)Not applicable. The Fund is not a listed issuer as defined in Rule 10A-3 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

(b)Not applicable. The Fund is not a listed issuer as defined in Rule 10A-3 under the Exchange Act.

Item 6. Investments.

(a)The Fund’s consolidated schedule of investments as of October 31, 2022 is included as part of the Annual Report included in Item 1(a) of this Form N-CSR.

(b)Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

The Fund has delegated its proxy voting responsibility to FS Credit Income Advisor, pursuant to the proxy voting policies and procedures of FS Credit Income Advisor. In addition, FS Credit Income Advisor has delegated the responsibilities of voting and administering proxies received by the Fund to GoldenTree Asset Management Credit Advisor LLC (the “GoldenTree Sub-Adviser”), the investment sub-adviser to the Fund. FS Credit Income Advisor’s proxy voting policies and procedures are included herein as Exhibit (a)(5). The proxy voting policies and procedures of the GoldenTree Sub-Adviser are described below.

Proxy Policies of the GoldenTree Sub-Adviser

As an investment adviser registered under the Investment Advisers Act of 1940, as amended (the Advisers Act”), the GoldenTree Sub-Adviser has a fiduciary duty to act in the best interests of its clients. These policies and procedures for voting proxies for the investment advisory clients of the GoldenTree Sub-Adviser are intended to comply with Section 206 of, and Rule 206(4)-6 under, the Advisers Act.

The GoldenTree Sub-Adviser will vote proxies relating to the Fund’s assets that it manages in a manner that it believes to be in the best interest of the Fund’s shareholders.

The GoldenTree Sub-Adviser has engaged Institutional Shareholder Services, Inc. (“ISS”) to provide the GoldenTree Sub-Adviser with its independent analysis and recommendation with respect to proxy proposals voted on behalf of its clients. The GoldenTree Sub-Adviser utilizes ISS to assist with its proxy voting, however, the GoldenTree Sub-Adviser retains voting discretion with respect to its clients and may depart from an ISS recommendation in order to avoid voting decisions believed to be contrary to the best interests of its clients. In exercising voting discretion on behalf of its clients and in instances where the GoldenTree Sub-Adviser departs from an ISS recommendation, the GoldenTree Sub-Adviser will seek to avoid any direct or indirect conflict of interest.

Shareholders may obtain information regarding how the GoldenTree Sub-Adviser votes proxies with respect to the Fund’s portfolio securities by making a written request for proxy voting information to: Chief Compliance Officer, c/o FS Credit Income Fund, 201 Rouse Boulevard, Philadelphia, Pennsylvania 19112.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

(a)(1) Information regarding the portfolio managers primarily responsible for the day-to-day management of the Fund’s portfolio as of the date hereof is set forth below.

Michael Kelly serves as co-president and chief investment officer of FS Investments and has been with FS Investments since January 2015. Mr. Kelly shares oversight of firm strategy and leads the Investment Management, Product Development, Capital Markets, Due Diligence and Investment Research functions. Before joining FS Investments, Mr. Kelly was the chief executive officer of ORIX USA Asset Management (“ORIX”), where he led the company’s acquisition of Robeco, a $250 billion global asset management company and the largest acquisition in ORIX’s 50-year history. Mr. Kelly started his career on Wall Street at Salomon Brothers and went on to join hedge fund pioneers Omega Advisors and Tiger Management. Mr. Kelly then helped build and lead the hedge fund firm, FrontPoint Partners, where he first served as chief investment officer and eventually co-chief executive officer. Mr. Kelly is a graduate of Cornell University and earned his M.B.A. at Stanford University. Mr. Kelly is a board member of Invest in Others, a co-founder and board member of the Spotlight Foundation, and trustee of the Tiger Foundation. He has also served as a trustee of the Stanford Business School Trust.

Kenneth G. Miller has served in various capacities for FS Investments and its affiliated investment advisers since February 2009. He currently serves as managing director and head of finance, primarily responsible for the financial planning and analysis function at FS Investments. Before joining the Finance team, Mr. Miller worked in the firm’s Portfolio Management group, where he focused on portfolio management and fund operations. Prior to joining FS Investments, Mr. Miller was an analyst in the mergers and acquisitions group within Citigroup’s investment banking division. He earned a B.S. in Finance from Rutgers University and holds the CFA Institute’s Chartered Financial Analyst designation.

Robert Hoffman is a managing director and head of the Investment Research group at FS Investments where he serves as a subject matter expert on the corporate credit markets and the firm’s alternative investment solutions. In this role, he develops key communications and resources to help educate on and position the firm’s products. He also serves on the investment committee for FS Credit Opportunities Corp. Mr. Hoffman has over 20 years of experience in the investment and financial services industry and has been with FS Investments since 2012. Prior to joining FS Investments, he was an executive director at Nomura Corporate Research and Asset Management, Inc., an asset management firm with approximately $20 billion in assets under management. At Nomura, he was responsible for loan portfolio management and trading, and he and his team managed nearly $3 billion in loan assets for retail and institutional clients. Prior to becoming a portfolio manager, he was a senior credit analyst focusing primarily on first- and second-lien corporate loan issues. He covered a range of sectors including energy and gas, utilities, healthcare, chemicals, technology, autos and industrials. Mr. Hoffman graduated from Columbia University with a B.A. in Political Science and holds the CFA Institute’s Chartered Financial Analyst designation.

(a)(2) The portfolio managers primarily responsible for the day-to-day management of the Fund also manage other registered investment companies, other pooled investment vehicles and other accounts, as indicated below. The following table identifies, as of October 31, 2022: (i) the number of other registered investment companies, other pooled investment vehicles and other accounts managed by each portfolio manager; (ii) the total assets of such companies, vehicles and accounts; and (iii) the number and total assets of such companies, vehicles and accounts that are subject to an advisory fee based on performance, unless otherwise noted:

	Number of Accounts	Assets of Accounts (in thousands)(1)	Number of Accounts Subject to a Performance Fee	Assets Subject to a Performance Fee (in thousands)(1)
Michael Kelly
Registered Investment Companies	5	$3,635,907	—	—
Other Pooled Investment Vehicles	3	$27,003,810	3	$27,003,810
Other Accounts	—	—	—	—

Kenneth G. Miller
Registered Investment Companies	—	—	—	—
Other Pooled Investment Vehicles	—	—	—	—
Other Accounts	—	—	—	—

Robert Hoffman
Registered Investment Companies	1	$2,144,881	1	$2,144,881
Other Pooled Investment Vehicles	—	—	—	—
Other Accounts	—	—	—	—

(1) The assets for the accounts with fiscal year ends of December 31 represent assets as of September 30, 2022.

Potential Conflicts of Interest

FS Credit Income Advisor, GoldenTree Asset Management LP (“GoldenTree”) and certain of their affiliates may experience conflicts of interest in connection with the management of the Fund, including, but not limited to, the following:

•The managers, officers and other personnel of FS Credit Income Advisor allocate their time, as they deem appropriate, between advising the Fund and managing and operating other investment activities and business activities in which they may be involved;

•The personnel of GoldenTree allocate their time, as they deem appropriate, between assisting FS Credit Income Advisor in identifying investment opportunities and making investment decisions and performing similar functions for other business activities in which they may be involved;

•The principals of FS Credit Income Advisor or the GoldenTree Sub-Adviser may serve as officers, paid advisors, directors or in comparable management functions for portfolio companies in which the Fund invests, and may receive compensation in connection therewith;

•The Fund may now, or in the future, compete with certain affiliates for investments, subjecting FS Credit Income Advisor and its affiliates to certain conflicts of interest in evaluating the suitability of investment opportunities and making or recommending acquisitions or sales on the Fund’s behalf;

•The Fund may now, or in the future, compete with other funds or clients managed or advised by GoldenTree or affiliates of GoldenTree for investment opportunities, subjecting GoldenTree and its affiliates to certain conflicts of interest in evaluating the suitability of investment opportunities and making or recommending acquisitions or sales on the Fund’s behalf;

•FS Credit Income Advisor or GoldenTree are subject to conflicts of interest because of the varying compensation arrangements among their respective clients. For example, the Fund is not subject to incentive fees while certain other funds of FS Credit Income Advisor or GoldenTree are, which could incentivize FS Credit Income Advisor or GoldenTree to favor such funds over the Fund when allocating investments;

•GoldenTree also has an interest in an entity that it has retained to provide various services for clients in its structured products group, which includes the Fund, and the Fund pays its portion of the expenses for those services. Specifically, GoldenTree, through an affiliated entity, has acquired a 20% membership interest in Clarity Solutions Group LLC, the remaining 80% of which is controlled by a former employee of GoldenTree;

•Subject to applicable law, GoldenTree and its affiliates may now, or in the future, acquire, hold or sell securities in which the Fund invests;

•Regardless of the quality of the assets acquired by the Fund, the services provided to the Fund or whether the Fund makes distributions to Shareholders, FS Credit Income Advisor and the GoldenTree Sub-Adviser will receive the management fee in connection with the management of the Fund’s portfolio;

•From time to time, to the extent consistent with the Investment Company Act of 1940, as amended (the “1940 Act”), and the rules and regulations promulgated thereunder, the Fund and other clients for which FS Credit Income Advisor or GoldenTree provides investment management services or carry on investment activities may make investments at different levels of an issuer’s capital structure or otherwise in different classes of an issuer’s securities, as may be permitted by law and subject to compliance with appropriate procedures. These investments give rise to inherent conflicts of interest or perceived conflicts of interest between or among the various classes of securities that may be held by the Fund and such other clients and may make certain investment opportunities, which might otherwise be desirable, unavailable or impractical even if appropriate procedures are in place. Additionally, investment at different levels of an issuer’s capital structure or otherwise in different classes of an issuer’s securities by the Fund and other clients of FS Credit Income Advisor or GoldenTree may result in FS Credit Income Advisor or GoldenTree coming into possession of confidential or material, non-public information that would limit the ability of the Fund to acquire or dispose of investments (or of GoldenTree to recommend to FS Credit Income Advisor the acquisition or disposition of an investment), even if such acquisition or disposition would otherwise be desirable. This could constrain the Fund’s investment flexibility and result in the Fund being unable or restricted from initiating transactions in certain securities or liquidating or selling certain investments at a time when FS Credit Income Advisor or GoldenTree would otherwise take an action;

•FS Credit Income Advisor, GoldenTree and their respective affiliates may give advice and recommend securities to other clients, family or friends, in accordance with the investment objectives and strategies of such other clients, family or friends, which may differ from advice given to, or the timing or nature of the action taken with respect to, the Fund so long as it is their policy, to the extent practicable, to recommend for allocation and/or allocate investment opportunities to the Fund on a fair and equitable basis relative to their other clients, family and friends, even though their investment objectives may overlap with those of the Fund;

•GoldenTree and its affiliates may have existing business relationships or access to material non-public information that would prevent GoldenTree from recommending, considering or consummating certain investment opportunities (including a disposition of an existing investment) that would otherwise fit within the Fund’s investment objective and strategies. Similarly, FS Credit Income Advisor and its affiliates may have existing business relationships or access to material non-public information that would prevent it from considering, approving or consummating an investment opportunity (including a disposition of an existing investment) that would otherwise fit within the Fund’s investment objective and strategies. This could constrain the Fund’s investment flexibility and result in the Fund being unable or restricted from initiating transactions in certain securities or liquidating or selling certain investments at a time when FS Credit Income Advisor or GoldenTree would otherwise take such an action;

•From time to time, to the extent consistent with the 1940 Act and the rules and regulations promulgated thereunder, GoldenTree and/or its affiliates may receive fees, other compensation (including management fees) or reimbursements for costs or expenses in connection with the provision of portfolio management, asset management and/or investment advisory services (collectively, “Portfolio Management Services”) to portfolio companies that are owned by the Fund. No such fees, compensation or reimbursements for costs or expenses will be paid to the Fund (or offset against, or otherwise be applied to reduce, fees received by GoldenTree); provided that, any such fees or other compensation paid to GoldenTree and/or its affiliates by such portfolio companies will be charged at rates no less favorable to such portfolio companies than the rates charged by a third party provider of the applicable services in arms’ length transactions. GoldenTree believes that the potential conflict that exists when it and/or its affiliates receive fees or other compensation from portfolio companies (including portfolio companies that may be owned by clients in their managed accounts) for the provision of Portfolio Management Services to such portfolio companies is, in large part, mitigated by the fact that (i) GoldenTree’s investment decisions in respect of the client are intended to be made independent of any perceived opportunities to capitalize on the provision of Portfolio Management Services to potential portfolio companies, (ii) such portfolio companies would typically have to contract with third parties to provide such services, and (iii) GoldenTree and its affiliates have agreed not to charge above market rates from what would be charged by third party providers in consideration of the provision of such Portfolio Management Services. In addition, GoldenTree believes that, given its knowledge of such portfolio companies (and the operations, finances, strategic objectives and investment goals for such portfolio companies), there may be value to it and its personnel providing such Portfolio Management Services to such portfolio companies instead of third party providers who may have less close knowledge of such portfolio companies and/or less incentive to perform such Portfolio Management Services in a manner that maximizes the value of such portfolio companies;

•To the extent permitted by the 1940 Act and interpretations of the staff of the U.S. Securities and Exchange Commission (“SEC”), and subject to the allocation policies of FS Credit Income Advisor, GoldenTree and any of their respective affiliates, as applicable, FS Credit Income Advisor, GoldenTree and any of their respective affiliates may deem it appropriate for the Fund and one or more other investment accounts managed by FS Credit Income Advisor, GoldenTree or any of their respective affiliates to participate in an investment opportunity. The Fund is a party to an exemptive relief order that was granted by the SEC to GoldenTree that permits the Fund to participate in certain negotiated co-investments alongside other funds managed by FS Credit Income Advisor, GoldenTree or certain of its affiliates, subject to various enumerated conditions, including (i) that a majority of the Board who have no financial interest in the co-investment transaction and a majority of the Board who are not “interested persons,” as defined in the 1940 Act, approve the co-investment and (ii) that the price, terms and conditions of the co-investment will be identical for each fund participating pursuant to the exemptive relief. A copy of the application for exemptive relief, including all of the conditions, and the related order are available on the SEC’s website at http://www.sec.gov. Any co-investment opportunity may give rise to conflicts of interest or perceived conflicts of interest among the Fund and the other participating accounts. To mitigate these conflicts, FS Credit Income Advisor and/or GoldenTree, as applicable, will seek to execute such transactions for all of the participating investment accounts, including the Fund, on a fair and equitable basis and in accordance with their respective allocation policies, taking into account such factors as the relative amounts of capital available for new investments and the investment programs and portfolio positions of the Fund, the clients for which participation is appropriate and any other factors deemed appropriate; and

•The 1940 Act prohibits certain “joint” transactions with certain of the Fund’s affiliates, which in certain circumstances could include investments in the same portfolio company (whether at the same or different times), without the prior approval of the SEC. If a person, directly or indirectly, acquires more than 5% of the voting securities of the Fund, FS Credit Income Advisor or GoldenTree (or either of their respective controlling entities), the Fund will be prohibited from buying any securities or other property from or selling any securities or other property to such person or certain of that person’s affiliates, or entering into joint transactions with such persons, absent the availability of an exemption or prior approval of the SEC. Similar restrictions limit the Fund’s ability to transact business with its officers or trustees or their affiliates. The SEC has interpreted the 1940 Act rules governing transactions with affiliates to prohibit certain “joint transactions” involving entities that share a common investment adviser. As a result of these restrictions, the scope of investment opportunities that would otherwise be available to the Fund may be limited.

(a)(3) FS Credit Income Advisor’s investment personnel are not employed by the Fund and receive no direct compensation from the Fund in connection with their investment management activities.

Consistent with FS Investments’ integrated culture, FS Investments has one firm-wide compensation and incentive structure, which covers investment personnel who render services to the Fund on behalf of FS Credit Income Advisor. FS Investments’ compensation structure is designed to align the interests of the investment personnel serving the Fund with those of shareholders and to give everyone a direct financial incentive to ensure that all of FS Investments’ resources, knowledge and relationships are utilized to maximize risk-adjusted returns for each strategy.

Each of FS Investments’ senior executives, including each of the investment personnel who render services to the Fund on behalf of FS Credit Income Advisor, receives a base salary and is eligible for a discretionary bonus.

All final compensation decisions are made by the executive committee of FS Investments based on input from managers. Compensation and other incentives are not formulaic, but rather are judgment and merit driven, and are determined based on a combination of overall firm performance, individual contribution and performance and relevant market and competitive compensation practices for other businesses.

(a)(4) The following table shows the dollar range of equity securities in the Fund beneficially owned by each member of FS Credit Income Advisor’s investment committee as of October 31, 2022, based on the net asset value per Class I common share of the Fund of $11.47 on October 31, 2022.

Name of Investment Committee Member	Dollar Range of Equity Securities in the Fund(1)
Michael Kelly	Over $1,000,000
Kenneth G. Miller	$10,001 – $50,000
Robert Hoffman	$1 – $10,000

(1) Dollar ranges are as follows: None, $1–$10,000, $10,001–$50,000, $50,001–$100,000, $100,001–$500,000, $500,001–$1,000,000 or Over $1,000,000.

(b) Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

No such purchases were made by or on behalf of the Fund during the period covered by this Annual Report on Form N-CSR.

Item 10. Submission of Matters to a Vote of Security Holders.

There were no material changes to the procedures by which the Fund’s shareholders may recommend nominees to the Fund’s Board during the period covered by this Annual Report on Form N-CSR.

Item 11. Controls and Procedures.

(a)The Fund’s principal executive officer and principal financial officer have evaluated the Fund’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the 1940 Act) as of a date within 90 days of the filing date of this annual report on Form N-CSR and have concluded that the Fund’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the Fund in this annual report on Form N-CSR was recorded, processed, summarized and reported timely.

(b)There was no change in the Fund’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the period covered by this annual report on Form N-CSR that has materially affected, or is reasonably likely to materially affect, the Fund’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

(a)Not applicable.

(b)Not applicable.

Item 13. Exhibits.

(a)(1)The Fund’s Code of Business Conduct and Ethics is included herein in response to Item 2(f).

(a)(2)The certifications of the Fund’s Chief Executive Officer and Chief Financial Officer required by Rule 30a-2(a) under the 1940 Act are attached hereto.

(a)(3)Not applicable.

(a)(4)Not applicable.

(a)(5) The Proxy Voting Policies and Procedures of FS Credit Income Advisor are included herein in response to Item 7.

(b)The certifications of the Fund’s Chief Executive Officer and Chief Financial Officer required by Rule 30a-2(b) under the 1940 Act are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

FS Credit Income Fund

By:	/s/ Michael C. Forman
Michael C. Forman
President and Chief Executive Officer
Date: December 27, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Michael C. Forman
Michael C. Forman
President and Chief Executive Officer
(Principal Executive Officer)
Date: December 27, 2022

By:	/s/ Edward T. Gallivan, Jr.
Edward T. Gallivan, Jr.
Chief Financial Officer
(Principal Financial Officer)
Date: December 27, 2022